     PRESIDENT'S COMMENTARY
--------------------------------------------------------------------------------
     NOVEMBER 15, 1999



To Our Shareholders:

                      The fiscal year ended September 30, 1999 was another
     [PHOTO OF        rewarding period for investors in the equity markets.
     JOHN             Performance in the Security Funds was led by outstanding
     CLELAND]         performances in Security Ultra Fund and in the Value
                      Series and Small Company Series of Security Equity Fund.
                      On the pages that follow, each portfolio manager discusses the results in his or her particular portfolio and the positive and negative forces that impacted those results.

GLOBAL ECONOMIC GROWTH WILL HELP EARNINGS GROWTH

In recent years the primary focus of investor choices has been a narrow group of large-cap highly visible growth stocks. Lately, however, with the anticipation of the resumption of global economic growth the markets have clearly broadened. The expectation of improved world economies creates an opportunity for a wider spectrum of stocks to produce the kind of earnings growth that investors seek.

In addition, the perception that the global economic crisis is reaching an end has led to diminished concerns about market liquidity, and this too has contributed to the broadening of the markets. We expect this trend to continue in the coming year as global economic conditions improve. It is particularly noteworthy to focus on the strength in the Japanese markets resulting from signs of recovery in that country. We believe that Japan, the second largest economy in the world, has turned the corner and is poised to positively impact economic growth across all of Southeast Asia.

EQUITY INVESTORS ARE WATCHING INTEREST RATES

The equity markets did not have the benefit in the past twelve months of declining levels of interest rates that have been such positive contributors in previous years.

The outlook for rates in the coming months is uncertain at this time; therefore, the markets will be dependent upon continued growth in earnings to move them to new high ground. With valuations in many market sectors at elevated levels currently, we would not expect to see the 20% and 30% returns in the coming year that have rewarded equity investors recently. Nevertheless, we continue to expect positive performance from the equity markets, albeit at slower rates of gain.

NEW AND RESTRUCTURED PORTFOLIOS IN THE SECURITY EQUITY FUND FAMILY

We welcome Bankers Trust Company to our family of subadvisors as they take on investment responsibility for our new International Series and the Enhanced Index Series. We also welcome the Select 25 Series of Security Equity Fund to our family of equity offerings. This highly concentrated fund offers long-term investors the opportunity for returns from a list of high quality growth stocks in a portfolio with a "buy and hold" philosophy, emphasizing lower portfolio turnover rates to maximize tax efficiency.

The Asset Allocation Series of Security Equity Fund changed its name, its investment approach and its fund manager in mid-May of this year. The Asset Allocation Series is now known as the Total Return Series. Originally the portfolio assets were allocated among seven asset classes; under its new investment approach the portfolio pursues an all-domestic equity strategy primarily consisting of large-cap stocks with a mix of growth and value attributes. The former Asset Allocation Series was managed by an outside subadviser; the Total Return Series is managed in-house under the guidance of Terry Milberger, Senior Portfolio Manager.

We encourage you to read the portfolio managers' comments on the following pages. As always, we thank you for your continuing investment in Security products. We invite your questions and comments at any time.

Sincerely,

/s/ JOHN CLELAND

John Cleland, President
The Security Funds


--------------------------------------------------------------------------------

     MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
     SECURITY GROWTH AND INCOME FUND
     NOVEMBER 15, 1999

To Our Shareholders:


                      The fiscal year ended September 30, 1999 was mixed for
                      portfolios which use value-oriented and income-oriented
     [PHOTO OF        strategies. For the twelve-month period ended September
     MICHAEL A.       30, Security Growth and Income Fund returned 12.00%(1),
     PETERSEN         trailing the 20.61% average of its Lipper peer group and
     PORTFOLIO        the 27.80% return of the Standard and Poor's 500 Stock
     MANAGER]         Index.

Through much of the first half of the fiscal year the greatest problem for growth and income managers was the narrowness of the market. A small number of stocks, primarily large-cap and technology-oriented companies, led the surge in the stock markets. But in the third and fourth fiscal quarters investors began broadening their choices and lessening their exposure to the small group of stocks which had led the markets earlier.

A GOOD TIME TO OWN ENERGY STOCKS

A major contributor to positive performance in the second half of the fiscal year was our increase in exposure to energy stocks. We had purchased these positions late in 1998, and for a short period they hurt us as oil prices continued to fall to nearly $12 per barrel. But once the price of that commodity began rising the performance of the stocks followed suit, giving share prices a substantial boost. As the OPEC member nations displayed their resolve in holding firm to lowered targets for oil production oil prices began rising and closed September 30 in excess of $24 per barrel.

AVOIDING UNDERPERFORMING SECTORS HELPS RELATIVE PERFORMANCE

Sometimes not owning certain sectors can help performance as well. Our underweighting in the consumer staples area-we didn't own companies such as Coca Cola, Gillette, Procter and Gamble, and Anheuser-Busch was beneficial as this sector underperformed the general markets. Investors have been concerned that if the U.S. economy would slow as Federal Reserve officials have indicated they wanted it to do, these consumer staples companies would see sales slow as well. Economic difficulties in overseas markets in 1998 and early 1999 also dampened the sales of these companies, since they had seen a sizeable part of their growth coming from foreign markets.

Financial company stocks, another group in which we were underweight, also lagged the overall markets as rising interest rates had a negative impact on their profit margins. Banks, insurance companies, and others in this group staged a mild rally in late 1998 as interest rates fell to 5.07% at calendar year end, but lost ground when the Federal Reserve boosted its short-term interest rate target twice in 1999.

A BUSY YEAR FOR MERGERS AND ACQUISITIONS

Continuing the trend of the past few years, the number of corporate mergers and acquisitions has grown steadily. Our portfolio has benefited from a number of these takeovers as investors were quick to realize the potential gains from streamlining operations and cutting costs. Honeywell, Inc. merged with AlliedSignal, Inc., and AMP, Inc. was purchased by Tyco International, Ltd. In the energy sector Mobil Corporation merged with Exxon Corporation, Atlantic Richfield Company was acquired by BP/Amoco, a company which itself was formed from the merger of two other oil giants.

LOOKING TO THE COMING YEAR

We expect economic growth to continue on a moderately strong track, although it may slow somewhat from its pace of the past two years. Overseas economies are recovering from their slowdowns as well. We believe returns on stocks will resume growth at a pace closer to the 10% to 12% historical averages, and will favor lower-risk issues. We plan to maintain an underweight position relative to the benchmark indexes in technology stocks because of their current high valuations. We also will be cautious about owning health care issues because of the continuing uncertainty in that sector about reimbursement levels for Medicare and Medicaid patients.


Michael A. Petersen
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     SECURITY GROWTH AND INCOME FUND
     NOVEMBER 15, 1999

----------------------------------PERFORMANCE-----------------------------------

                    [SECURITY GROWTH AND INCOME FUND CHART]

                              Security Growth &
                                 Income Fund           S&P 500

                    89             10,000              10,000
                    90              8,882               9,070
                    91             10,860              11,905
                    92             11,367              13,216
                    93             13,141              14,932
                    94             12,138              15,481
                    95             14,595              20,074
                    96             17,560              24,156
                    97             23,760              33,937
                    98             21,871              37,012
                    99             24,496              47,296

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Growth and Income Fund on September 30, 1989, and reflects deduction of the 5.75% sales load. On September 30, 1999, the value of your investment in Class A shares of the fund (with dividends reinvested) would have grown to $24,496. By comparison, the same $10,000 investment would have grown to $47,296 based on the S&P's performance.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993 and Class C shares, which were first offered on January 29, 1999, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B and Class C shares.

--------------------------------------------------------------------------------
                                TOP 5 HOLDINGS**


                                              % of
                                           Net Assets
                                           ----------
     Royal Dutch Petroleum
          Company ADR                         3.0%

     Schlumberger, Ltd.                       2.2%

     Bank of America Corporation              2.0%

     AT&T Corporation                         1.9%

     Fannie Mae                               1.9%

     **At September 30, 1999
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1999


                               1 year          5 years         10 years
                               ------          -------         --------
A Shares                       12.00%          15.08%           10.02%

A Shares with sales charge      5.54%          13.74%            9.37%

B Shares                       10.93%          13.91%           10.02%
                                                              (10-19-93)
                                                            (since inception)

B Shares with CDSC              5.93%          13.67%           10.02%
                                                              (10-19-93)
                                                            (since inception)

C Shares                        3.49%            N/A              N/A
                              (1-29-99)
                            (since inception)

C Shares with CDSC              2.49%
                              (1-29-99)
                            (since inception)

--------------------------------------------------------------------------------

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. For Class C shares, the returns have been calculated from January 29, 1999 (date of inception) to September 30, 1999 and are not annualized. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------

     MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
     SECURITY EQUITY FUND - EQUITY SERIES
     NOVEMBER 15,1999

To Our Shareholders:

The fiscal year ended September 30, 1999 was disappointing for the Equity Series of Security Equity Fund. Although its total return for the year was +20.66%(1), strong by historical average standards, it lagged the
     [PHOTO OF        +30.65% average return of its Lipper peer group and the
     TERRY            +27.80% return of the benchmark Standard and Poor's 500
     MILBERGER        Stock Index.
     SENIOR
     PORTFOLIO        TECHNOLOGY STOCKS LED THE MARKETS, BUT NOT ALL TECH STOCKS
     MANAGER]         GAINED

                      The technology sector led the stock markets upward through most of the year. Unfortunately, we were underweight in this sector, believing it to be highly overvalued. Investors, however, thought otherwise and continued to chase the upward momentum. We also expected the Year 2000 computer issue to have a negative impact on technology stocks, but this effect is just now beginning to materialize.

Three of our technology holdings subtracted from total return despite the sector's strong showing overall. Sungard Data Systems, Inc. and Ceridian Corporation both slid in value when investors became concerned about the outlook for their earnings. The stock of the third company, Compaq Computer Corporation, lost half its value in the spring amid management turmoil and poor earnings reports. Compaq was hurt by its decision not to enter the direct sale market, which turned out to be a strategic and costly mistake.

LEGISLATIVE IMPACT ON THE FINANCIAL SECTOR

While our insurance company holdings such as Lincoln National Corporation and American General Corporation performed well in the first part of the fiscal year, their fortunes were reversed in the last three months. Expectations had been raised when it appeared likely Congress would pass HR10, the financial services modernization bill that would among other things allow mergers between banks and insurance companies. Passage of this bill would make companies such as Lincoln National and American General likely acquisition candidates, and their stock prices ran up in anticipation of this event. The bill languished in Congress, and while it is still likely to pass at some stage, the delay caused these stock prices to fall sharply. Other financial sector issues have suffered as interest rates continued to climb.

BUT THERE IS STILL MUCH GOOD NEWS

One of our best-performing stocks was telecommunications company Sprint Corporation (PCS Group), whose stock rose 400% in the fiscal year ended September 30. Superb subscriber growth and strong cellular customer growth attracted investors to the stock in droves.

Among the technology names in the portfolio, many have performed well. Sun Microsystems, Inc. has been at the forefront of growth in internet usage. Telecommunications company Cisco Systems, Inc. has been a major beneficiary of corporate spending on telecommunications infrastructure. And not to be overlooked, Microsoft Corporation again had a strong year, gaining from new software applications which they developed and the e-commerce applications related to them.

OUTLOOK FOR THE COMING YEAR

We believe recent events in the stock markets will lead to improved portfolio performance in the coming fiscal year. The Standard & Poor's 500 Stock Index has fallen over 10% from its July 16 high of 1,418.78. The average stock has been in a bear market recently, as illustrated by the average 26% decline in the Nasdaq 3700 Index stocks since the July highs. Investor sentiment is beginning to turn negative.

We realize such slides are painful at the time they are occurring. However, the Federal Reserve Open Market Committee in our view is taking the appropriate steps to guide the U.S. economy toward continued steady growth with low inflation. Although the interest rate increases the FOMC has instituted recently have caused fear in the markets, we expect the results to be favorable for equity investors in the year ahead.



Terry Milberger
Senior Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     SECURITY EQUITY FUND - EQUITY SERIES
     NOVEMBER 15, 1999

----------------------------------PERFORMANCE-----------------------------------

                   [SECURITY EQUITY SERIES VS. S&P 500 CHART]


                              SECURITY EQUITY SERIES             S&P 500

               89                     10,000                      10,000
               90                      7,921                       9,070
               91                     10,629                      11,905
               92                     11,718                      13,216
               93                     14,381                      14,932
               94                     14,662                      15,481
               95                     18,734                      20,074
               96                     23,398                      24,156
               97                     30,903                      33,937
               98                     33,184                      37,012
               99                     40,039                      47,296

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Equity Series on September 30, 1989, and reflects deduction of the 5.75% sales load. On September 30, 1999, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $40,039. By comparison, the same $10,000 investment would have grown to $47,296 based on the S&P's performance.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, and Class C shares which were first offered on January 29, 1999, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B and Class C shares.

--------------------------------------------------------------------------------
                                TOP 5 HOLDINGS**

                                              % of
                                           Net Assets
                                           ----------
   Microsoft Corporation                      3.0%

   General Electric Company                   2.2%

   Cisco Systems, Inc.                        1.9%

   Tyco International, Ltd.                   1.7%

   Intel Corporation                          1.7%

   **At September 30, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1999

                               1 year        5 years        10 years
                               ------        -------        --------

A Shares                       20.66%        22.25%          15.57%

A Shares with sales charge     13.73%        22.81%          14.88%

B Shares                       19.23%        21.04%          17.37%
                                                           (10-19-93)
                                                        (since inception)

B Shares with CDSC             14.23%        20.85%          17.37%
                                                          (10-19-93)
                                                        (since inception)

C Shares                       (2.37%)         N/A             N/A
                               (1-29-99)
                           (since inception)

C Shares with CDSC             (3.34%)         N/A             N/A
                              (1-29-99)
                           (since inception)

--------------------------------------------------------------------------------

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. For Class C shares, the returns have been calculated from January 29, 1999 (date of inception) to September 30, 1999 and are not annualized. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------

     MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
     SECURITY EQUITY FUND - EQUITY GLOBAL SERIES
     NOVEMBER 15, 1999

                                                        [OPPENHEIMER FUNDS LOGO]

To Our Shareholders:

                      We are very pleased with the performance of the Global
     [PHOTO OF        Series of Security Equity Fund for the fiscal year ended
     WILLIAM L.       September 30, 1999. The Series provided a total return of
     WILBY            34.39%(1), outperforming both the Lipper peer group
     PORTFOLIO        average return of 30.51% and the 27.98% return of the
     MANAGER]         benchmark Morgan Stanley Capital International World
                      Index.


DRAMATIC REBOUNDS IN GLOBAL FINANCIAL MARKETS

After 1998's declines, the global financial markets rebounded quickly and dramatically. In large part the recovery was the result of actions taken by central banks worldwide as the crisis unfolded last year. In addition, the markets' recovery was enhanced by an increase in corporate earnings. Certain key sectors of the global markets, including the energy and semiconductor industries, began to recover after experiencing recession-like conditions for several years. Higher oil prices and robust demand for microchips helped fuel a rebound in those sectors, which positively influenced the entire marketplace.

The advance in the European markets paused during the first several months of 1999 as the region adjusted to a new currency, the euro, which has weakened relative to the U.S. dollar. However, these markets once again began to show signs of life during the summer. In the United States, stocks as a whole have performed reasonably well, with the greatest returns coming from technology and economically sensitive businesses such as oil companies and other manufacturers of basic materials.

OUR FOCUS WAS ON EUROPE AND THE UNITED STATES

Throughout the reporting period we generally maintained our focus on companies based in Europe and the United States. It is important to note, however, that this strategy was not so much a reaction to broad economic or market trends as it was a result of our disciplined, bottom-up stock selection strategy. We choose investments one company at a time by evaluating their prospects in the context of long-term growth trends.

A LOOK AHEAD

Looking ahead, we see little reason for global stock markets to either rise or fall substantially from current levels. On one hand, most global economies are either stable or growing, and we see little likelihood of an economic collapse in any major markets. On the other hand, valuations of many growth companies remain quite high, which should help prevent markets from rising much further. As a result, we continue to believe that the greatest returns are likely to be achieved by focusing on individual companies rather than overall markets.


William L. Wilby
Portfolio Manager


(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     SECURITY EQUITY FUND - EQUITY GLOBAL SERIES
     NOVEMBER 15, 1999

----------------------------------PERFORMANCE-----------------------------------

               [SECURITY GLOBAL SERIES VS. MORGAN STANLEY CAPITAL
                        INTERNATIONAL WORLD INDEX CHART]

                       SECURITY GLOBAL SERIES       MSCI WORLD INDEX

             93             10,000                        10,000
             94             10,226                        10,807
             95             10,513                        12,424
             96             12,377                        14,185
             97             14,880                        17,681
             98             13,620                        17,771
             99             18,304                        23,086


This chart assumes a $10,000 investment in Class A shares of Global Series on October 1, 1993, and reflects deduction of the 5.75% sales load. On
September 30, 1999, the value of your investment in Class-A shares of the Series (with dividends reinvested) would have grown to $18,304. By comparison, the same $10,000 investment would have grown to $23,086 based on the MSCI's performance.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, and Class C shares which were first offered on January 29, 1999, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B and Class C shares.

--------------------------------------------------------------------------------
                                TOP 5 HOLDINGS**


                                          % of
                                       Net Assets
                                       ----------
   QUALCOMM, Inc.                          6.4%

   Porsche AG                              3.3%

   Sun Microsystems, Inc.                  2.9%

   National Semiconductor Corporation      2.6%

   Volkswagen, Inc.                        2.1%

   ** At September 30, 1999
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1999


                            1 year     5 years       10 years
                            ------     -------       --------
A Shares                    34.39%     12.35%         11.68%
                                                     (10-1-93)
                                                 (since inception)

A Shares with sales charge  26.61%     11.03%         10.58%
                                                     (10-1-93)
                                                  (since inception)

B Shares                    33.04%     11.22%         10.76%
                                                    (10-19-93)
                                                 (since inception)

B Shares with CDSC          28.04%     10.96%         10.76%
                                                    (10-19-93)
                                                  (since inception)

C Shares                     9.62%       N/A             N/A
                           (1-29-99)
                        (since inception)

C Shares with CDSC           8.62%       N/A             N/A
                           (1-29-99)
                        (since inception)

--------------------------------------------------------------------------------


The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. For Class C shares, the returns have been calculated from January 29, 1999 (date of inception) to September 30, 1999 and are not annualized. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------

     MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
     SECURITY EQUITY FUND - TOTAL RETURN SERIES
     NOVEMBER 15, 1999

To Our Shareholders:

The Total Return Series of Security Equity Fund changed its name, its investment approach and its fund manager in mid-May of this year. Formerly called the Asset
                      Allocation Series, the portfolio was originally allocated
     [PHOTO OF        among seven asset classes. The new approach changes the
     TERRY            nature of the portfolio to a primarily domestic equity
     MILBERGER        strategy, consisting mainly of large-cap stocks with a mix
     SENIOR           of growth and value attributes. The main objective
     PORTFOLIO        continues to be high total return, consisting of capital
     MANAGER]         appreciation and income derived from stock dividends. The
                      former Asset Allocation Series was managed by an outside
subadviser; the Total Return Series is managed in-house.

PORTFOLIO MANAGEMENT STRATEGIES

We expect the portfolio to generally consist of fifty to sixty stocks. Most of the companies chosen for inclusion will have market capitalizations greater than $10 billion, although some midcap companies which appear unusually attractive may be included. We also anticipate maintaining a mix of growth stocks and value issues, a division which is sometimes hard to define. Growth stocks in the portfolio typically are established companies with a record of consistent earnings growth. Value stocks are those we believe are undervalued in terms of price or other financial measurement and which we expect to have above average growth potential in the future.

Often a growth company will come under pressure and its stock price will fall enough to put it temporarily in the value category, as was the case recently with America Online, Inc. when its price fell below $100 per share and we believed it to be undervalued at that level.

PERFORMANCE OF PORTFOLIO HOLDINGS SINCE THE CHANGEOVER

We have realized excellent gains from the telecommunications holdings in the portfolio. Leading in this sector are Sprint Corporation and MCI WorldCom, Inc. The telecommunications equipment providers such as Lucent Technologies Inc., Nortel Networks Corporation, and Tellabs, Inc. have also been favorable performers. In the computer peripherals arena printer manufacturer Lexmark International Group, Inc. has done very well also.

Another outstanding holding has been Clear Channel Communications, Inc., a diversified media company with operations in broadcasting and outdoor advertising. Clear Channel is a leader in its sector, and is benefiting from its purchase of AMFM (formerly Chancellor Media) and resulting reductions in overhead expenses. Clear Channel also received a boost from favorable legislation which allows a company to own an increased number of stations in a particular market.

Some typically steady growth companies have disappointed in recent months. Walgreen Company, an operator of retail drug stores, and retail food operator Safeway, Inc. are two companies with strong fundamental stories, but their stock prices declined as investors became concerned about the rise in interest rates and the companies' rich valuations relative to the market averages. In both cases we plan to continue to hold the stocks because of their strong fundamentals and excellent management.

PLANS FOR THE COMING YEAR

One objective of the Total Return Series will be to keep portfolio turnover reasonably low. However, because of the change in management and portfolio structure in the year just completed, turnover was higher than usual. We expect market volatility to continue at above-average levels until the interest rate picture clears and expectations are for lower rates. In volatile markets buying opportunities often emerge, and we will be watching for stocks that may be undervalued because of temporary conditions.


Terry Milberger
Senior Portfolio Manager


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     SECURITY EQUITY FUND - TOTAL RETURN SERIES
     NOVEMBER 15, 1999

----------------------------------PERFORMANCE-----------------------------------

                 [TOTAL RETURN SERIES VS. S&P 500 INDEX CHART]

                             TOTAL RETURN SERIES      S&P 500

                 6/95              10,000             10,000
                 9/95              10,540             11,049
                   96              11,595             13,295
                   97              13,799             18,679
                   98              12,807             20,371
                   99              15,092             26,031


This chart assumes a $10,000 investment in Class A shares of Total Return Series on June 1, 1995, and reflects deduction of the 5.75% sales load. On
September 30, 1999, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $15,092. By comparison, the same $10,000 investment would have grown to $26,031, based on the S&P's performance.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B and Class C shares which were initially offered on January 29, 1999, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B and Class C shares.

--------------------------------------------------------------------------------
                             TOP 5 EQUITY HOLDINGS**


                                          % of
                                       Net Assets
                                       ----------
   Microsoft Corporation                  3.0%

   General Electric Company               2.9%

   Intel Corporation                      2.3%

   Omnicom Group, Inc.                    2.3%

   BMC Software, Inc.                     2.3%


   ** At September 30, 1999
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1999


                              1 year      Since Inception
                              ------     ------------------
 A Shares                     17.84%      9.96%    (6-1-95)

 A Shares with sales charge   11.11%      8.47%    (6-1-95)

 B Shares                     16.68%      8.93%    (6-1-95)

 B Shares with CDSC           11.68%      8.58%    (6-1-95)

 C Shares                       N/A       0.87%   (1-29-99)

 C Shares with CDSC             N/A      (0.13%)  (1-29-99)

--------------------------------------------------------------------------------

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. For Class C shares, the returns have been calculated from January 29, 1999 (date of inception) to September 30, 1999 and are not annualized. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------

     MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
     SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES
     NOVEMBER 15, 1999


To Our Shareholders:

                      The Social Awareness Series of Security Equity Fund gained
     [PHOTO OF        26.12% in the fiscal year ended September 30, 1999.(1)
     CINDY            This compares favorably with the Lipper peer group average
     SHIELDS          of 27.26% and a 27.80% increase in the Standard & Poor's
     PORTFOLIO        500 Stock Index. The benchmark Domini 400 Social Index
     MANAGER]         rose 32.09% over the same period.

STRONG PERFORMANCE FROM TECHNOLOGY AND COMMUNICATIONS SERVICES

The technology stocks in the portfolio increased an average 68% over the year. Microsoft Corporation, Intel Corporation, and Cisco Systems, Inc. all turned in excellent performances, yet some of the smaller technology holdings fared even better. The stock of integrated circuit manufacturer Analog Devices, Inc. rose 210%, Xilinx, Inc., a developer of programmable logic solutions, gained 204%, and telecommunications equipment company Tellabs, Inc. was up 186%.

The communication services sector also did very well. The leader was Sprint Corporation (PCS Group), rising 301% over the period we owned the stock, gaining from strong subscriber growth and cellular customer usage. Others in this group included MCI WorldCom, Inc. and Bell Atlantic Corporation. Many communication services companies are beginning to bundle services by offering long distance services, wireless phone service, local operations, and internet access. Long term growth rates should rise as these companies add other options to their list of services.

TRANSPORTATION AND HEALTH CARE FARED LESS WELL

Although we had only a small exposure to transportation stocks, Southwest Airlines Company was hurt by the increased expense of higher oil prices. Within the health care sector the stock of Health Management Associates, Inc., an operator of hospitals in rural communities, was particularly hard-hit by Congressional legislation which had unintended negative impact on hospitals with Medicare reimbursements. While Congress has discussed corrective moves this year, they have not yet finalized any actions.

NEWS FROM A SOCIAL PERSPECTIVE

Mortgage lender Fannie Mae in 1999 appointed Franklin D. Raines, an African American, as Chief Executive Officer. In addition, two women and two minority men serve as senior executives, and three women, one African American man, and one Hispanic man serve on its eighteen-member board of directors. The firm is frequently named on lists of best places to work in America.

In 1998 the National Committee for Responsive Philanthropy reported that General Mills, Inc., manufacturer of consumer food products, had the best record of any U.S. company on giving to programs for women and girls of color. They are frequently cited as having one of the most generous and innovative charitable giving programs in corporate America. The company is a major supporter of such diverse organizations as Habitat for Humanity, Greater Minneapolis Metropolitan Housing Corporation, the Minneapolis Crisis Nursery, and the Hole in the Wall Gang Fund.

These are only two of the outstanding examples of socially aware businesses represented in our Social Awareness Series portfolio. We are pleased to be able to provide this investment option for our shareholders.

THE OUTLOOK FOR THE MONTHS AHEAD

In the remaining three months of 1999 we expect the stock markets to display an increased amount of volatility because of issues surrounding the turn of the century (the Y2K computer problem) and because of confusion about interest rate movements by the Federal Reserve. After the new year we believe these issues will fade and investors will return to more normal concerns such as stock valuations and earnings momentum. A calmer market climate should encourage investors to look to a wider range of stocks, giving active portfolio managers an opportunity to provide positive returns for their shareholders.


Cindy Shields
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES
     NOVEMBER 15, 1999

----------------------------------PERFORMANCE-----------------------------------

  [SECURITY SOCIAL AWARENESS SERIES VS. S&P 500 AND DOMINI SOCIAL INDEX CHART]

                 SOCIAL AWARENESS SERIES       S&P 500        DOMINI SOCIAL

       96                10,000                10,000            10,000
       97                11,300                13,675            13,937
       98                12,191                14,743            15,687
       99                15,376                18,839            20,721

--------------------------------------------------------------------------------

This chart assumes a $10,000 investment in Class A shares of Social Awareness Series on November 1, 1996, and reflects deduction of the 5.75% sales load. On September 30, 1999, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $15,376. By comparison, the same $10,000 investment would have grown to $18,839 based on the S&P 500 Index's performance and $20,721 based on the Domini Social Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B and Class C shares, which were initially offered on January 29, 1999, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B and Class C shares.

--------------------------------------------------------------------------------
                                TOP 5 HOLDINGS**

                                          % of
                                       Net Assets
                                       ----------
   Microsoft Corporation                  5.0%

   Intel Corporation                      3.4%

   Cisco Systems, Inc.                    2.6%

   Merck & Company, Inc.                  2.6%

   American International Group, Inc.     2.4%


   **At September 30, 1999
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1999


                              1 Year      Since Inception
                              ------      ---------------
  A Shares                    26.12%     18.29%  (11-1-96)

  A Shares with sales charge  18.88%     15.90%  (11-1-96)

  B Shares                    24.81%     17.04%  (11-1-96)

  B Shares with CDSC          19.81%     16.27%  (11-1-96)

  C Shares                      N/A      (2.45%) (1-29-99)

  C Shares with CDSC            N/A      (3.43%) (1-29-99)

--------------------------------------------------------------------------------


The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. For Class C shares, the returns have been calculated from January 29, 1999 (date of inception) to September 30, 1999 and are not annualized. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------

     MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
     SECURITY EQUITY FUND - VALUE SERIES
     NOVEMBER 15, 1999

To Our Shareholders:

     [PHOTO OF        The Value Series of Security Equity Fund had an
     JIM SCHIER       outstanding year, gaining 38.06%(1) compared with its
     PORTFOLIO        Lipper peer group average of 20.61%. The benchmark
     MANAGER]         S&P/Barra Value Index rose 21.40% over the twelve months.
                      Remarkably, twenty-five stocks in the portfolio each exceeded 50% total return in the year just completed.

TWO OUTSTANDING SECTORS

The greatest part of the strong performance was attributable to stock selection and overweighting in the technology and energy sectors. Within the technology group our best holding was Comverse Technology, Inc., whose stock climbed over 230% in the twelve-month period ended September 30, 1999. Strong earnings news and increased coverage by sector analysts attracted investors to the company. S3, Inc., a manufacturer of graphics accelerator chips, climbed over 150% in the time we held the stock under the direction of a new chief executive officer. Global technology company EG&G, Inc. also did very well, returning over 70% during the year. The company hired a new chief executive officer, underwent a restructuring program, and purchased Perkin Elmer's analytical instrument division this year.

The energy sector performed particularly well as the price of oil climbed from a low of around $12 per barrel in February of 1999 to above $24 in September. Midcap exploration and production companies like Apache Corporation and oil service firms including BJ Services Company added strongly to portfolio performance. Each of these two names rose over 100% in the periods in which we held the stock.

Three of our holdings in the consumer staples sector performed well by normal standards, although not as well as the stocks mentioned in the previous paragraphs. The Cheesecake Factory, Inc., operator of casual dining restaurants, saw its stock price rise after posting favorable earnings. Sonic Corporation, franchiser and operator of the Sonic drive-in restaurant chain, also displayed strong earnings. Agribrands International, Inc., a former subsidiary of Ralston Purina, was a third stock in the sector which gained on positive earnings news.

A FEW DARK CLOUDS IN AN OTHERWISE BRIGHT YEAR

The Value Series portfolio was overweighted relative to its benchmark index in the health care sector. Legislation had an extremely negative effect on this sector during the year, putting into question the reimbursement plans for Medicare and Medicaid services rendered. Stocks in our portfolio which fell under this cloud included nursing facilities operators Beverly Enterprises, Inc., Manor Care, Inc., and Integrated Health Services, Inc. Prior to the end of the fiscal year we sold these three names, but still hold hospital companies Tenet Healthcare Corporation and Columbia/HCA Healthcare Corporation.

LOOKING AHEAD

After an initial period in 1999 during which midcap stocks had an opportunity to catch up with their larger cap counterparts, investors returned to the large cap arena to do their buying. Midcap stocks now appear underpriced relative to the large caps; many of the midcaps look quite cheap. We believe that when the market once again broadens and investors recognize the value in stocks other than large cap names the opportunity exists for more strong performance from the midcap portfolios.


Jim Schier
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     SECURITY EQUITY FUND - VALUE SERIES
     NOVEMBER 15, 1999

----------------------------------PERFORMANCE-----------------------------------

    [SECURITY VALUE SERIES VS. S&P 500 and S&P 500/BARRA VALUE INDEX CHART]

                      VALUE SERIES        S&P 500        S&P 500/BARRA

            5/97         10,000           10,000            10,000
            9/97         12,205           11,922            11,922
            3/98         13,983           13,975            13,527
            9/98         11,680           13,002            11,841
            3/99         13,968           16,554            14,301
            9/99         16,125           16,614            14,383

This chart assumes a $10,000 investment in Class A shares of Value Series on May 1, 1997, and reflects deduction of the 5.75% sales load. On September 30, 1999, the value of your investment in Class A shares of the Series (with dividends reinvested) would have been $16,125. By comparison, the same $10,000 investment would have been $16,614, based on the S&P 500 Index performance. Comparison is also made to the S&P 500/BARRA Value Index. The same $10,000 investment in the S&P 500/BARRA Value Index would have been $14,383.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B and Class C shares, which were initially offered on January 29, 1999, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B and Class C shares.

--------------------------------------------------------------------------------
                                TOP 5 HOLDINGS**

                                          % of
                                       Net Assets
                                       ----------
   Comverse Technology, Inc.              5.6%

   RailAmerica, Inc.                      3.8%

   Rational Software Corporation          3.1%

   AFLAC, Inc.                            2.7%

   Sonic Corporation                      2.7%

   **At September 30, 1999
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1999


                              1 Year      Since Inception
                              ------      ---------------
  A Shares                    38.06%     24.85%  (5-1-97)

  A Shares with sales charge  30.08%     21.83%  (5-1-97)

  B Shares                    36.71%     23.61%  (5-1-97)

  B Shares with CDSC          31.71%     22.69%  (5-1-97)

  C Shares                      N/A      13.55% (1-29-99)

  C Shares with CDSC            N/A      12.55% (1-29-99)

--------------------------------------------------------------------------------

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. For Class C shares, the returns have been calculated from January 29, 1999 (date of inception) to September 30, 1999 and are not annualized. Such figures would be lower if the maximum sales charge were deducted.


--------------------------------------------------------------------------------

     MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
     SECURITY EQUITY FUND - SMALL CAP SERIES
     NOVEMBER 15, 1999

                              [STRONG LOGO]

To Our Shareholders:


                      The Small Cap Series of Security Equity Fund had an
     [PHOTO OF        outstanding year, returning 49.20%(1) compared with its
     RONALD C.        Lipper peer group average of 26.93% and a return on the
     OGNAR            benchmark Russell 2000 Index of 19.16%. The fiscal year
     PORTFOLIO        began with a broad rally in the equity markets that
     MANAGER]         continued into the early part of 1999. However, rising
                      U.S. interest rates and uncertainty over the fate of the
Brazilian economy prompted several prominent strategists to recommend reducing exposure to equities.

STRONG ECONOMIC REPORTS FRIGHTENED INVESTORS

Positive economic releases in late February prompted a run in large-cap stock indexes to new record highs. A change in market leadership started to unfold early in the second calendar quarter, as the market performance broadened out to both small cap and midcap stocks as well as to the more economically sensitive sectors. Continued strength in the U.S. economy coupled with the prospects for recovery in the emerging markets drove this shift in sentiment.

The first quarter Gross Domestic Product report, which is the standard measure of U.S. economic growth, was released in late April. Its strength seemed to spark investors' concerns about inflation. These fears intensified when the April Consumer Price Index showed inflation growing at its fastest pace in nine years. The Federal Reserve Open Market Committee compounded this fear by adopting an official bias toward tightening, or raising interest rates. The combined effect entrapped the stock market in a trading range while sending the bond prices downward, causing interest rates on the thirty-year Treasury bond to rise through the 6% level.

Rising interest rates created volatility in many high-growth and high-multiple market sectors such as pharmaceuticals, technology, and consumer growth stocks. When the May economic data showed a benign inflation environment, investors began a quarter end rally in stocks and bonds despite indications from the Federal Reserve that there could be an interest rate increase on June 30.

INTERNET AND OTHER TECHNOLOGY STOCKS FARED PARTICULARLY WELL

We increased our exposure to internet-related issues, particularly emphasizing internet infrastructure, following a sharp correction in the sector in the third fiscal quarter. As the internet grows in depth and scope, e-commerce software enablers and companies involved in the expansion of its infrastructure are likely to prosper. Our overweight positions in semiconductors, telecommunications, and internet-network solutions all had strong performance relative to their counterparts in the benchmark Russell 2000 Index.

Lower exposure to financial stocks, which typically suffer in a volatile interest rate climate, also contributed to positive relative returns. We reduced our holdings in healthcare as the sector came under pressure from proposed legislative changes to the Medicare system early in the year. Because of this pressure, medical supply and healthcare product stocks hindered the portfolio performance relative to the benchmark, as did commercial service stocks.

MARKET VOLATILITY MAY CREATE BUYING OPPORTUNITIES

Despite investors' worries there remains virtually no trace of inflation at either the wholesale or finished goods level, with the exceptions of energy and tobacco prices, anywhere in the economy. While the long-term health of the economy looks good, in the short run some concerns remain. The Federal Reserve could raise interest rates for the third time this year, the U.S. dollar continues to weaken against the Japanese yen, and the impact of the year 2000 computer problems commonly known as Y2K on market liquidity has yet to be determined. These events are likely to result in a volatile stock market environment. As always, we are prepared to capitalize on short-term volatility to strengthen the portfolio as we concentrate our efforts on finding attractively priced growth companies which are led by strong management teams with dramatic future growth potential.


Ronald C. Ognar
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     SECURITY EQUITY FUND - SMALL CAP SERIES
     NOVEMBER 15, 1999

----------------------------------PERFORMANCE-----------------------------------

               [SMALL COMPANY SERIES VS. RUSSELL 2000 INDEX, AND
                        RUSSELL 2000 GROWTH INDEX CHART]

                       Small Company      Russell     Russell 2000
                          Series        2000 Index    Growth Index

             10/97        10,000         10,000         10,000
              3/98        10,129         10,393         10,033
              9/98         8,205          7,912          7,342
              3/99        10,016          8,704          8,926
              9/99        12,241          9,422          9,739


This chart assumes a $10,000 investment in Class A shares of Small Company Series on October 15, 1997, and reflects deduction of the 5.75% sales load. On September 30, 1999, the value of your investment in Class A shares of the Series (with dividends reinvested) would have been $12,241. By comparison, the same $10,000 investment would have been $9,422, based on the Russell 2000 index performance. Comparison is also made to the S&P Russell 2000 Growth Index. The same $10,000 investment in the Russell 2000 Growth Index would have been $9,739 over the same period.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B and Class C shares, which were initially offered on January 29, 1999, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B and Class C shares.

--------------------------------------------------------------------------------
                                TOP 5 HOLDINGS**

                                               % of
                                            Net Assets
                                            ----------
   Optical Coating Laboratory, Inc.            3.2%

   ANTEC Corporation                           2.6%

   Polycom, Inc.                               2.2%

   Aironet Wireless Communications, Inc.       2.2%

   Harmonic, Inc.                              2.0%

   **At September 30, 1999


--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1999


                              1 Year        Since Inception
                              ------        ---------------
  A Shares                    49.20%        14.26%  (10-15-97)

  A Shares with sales charge  40.63%        10.86%  (10-15-97)

  B Shares                    47.05%        12.91%  (10-15-97)

  B Shares with CDSC          42.05%        11.08%  (10-15-97)

  C Shares                      N/A         15.23%   (1-29-99)

  C Shares with CDSC            N/A         14.23%   (1-29-99)

--------------------------------------------------------------------------------


The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. For Class C shares, the returns have been calculated from January 29, 1999 (date of inception) to September 30, 1999 and are not annualized. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------

     MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
     SECURITY EQUITY FUND - ENHANCED INDEX SERIES
     NOVEMBER 15, 1999
                                                          [BANKERS TRUST LOGO]


To Our Shareholders:

The Enhanced Index Series of Security Equity Fund began operations January 31, 1999. The core portfolio is designed to contain approximately 80% of the companies represented in the Standard and Poor's 500 Stock Index. Through the use of Bankers Trust's proprietary screening process approximately one-fourth of these stocks which in our view have above-average potential for appreciation are overweighted, while another one-fourth which our screens show have less than average potential are underweighted. During the period from inception of the Series through September 30, 1999 the portfolio gained 0.40%(1), versus an increase in the benchmark Standard and Poor's 500 Stock Index of 1.66%.

OPERATION OF THE PROPRIETARY SCREENS

The Enhanced Index Team at Bankers Trust uses several proprietary screens in deciding when to overweight or underweight stocks in the portfolio. Stocks are overweighted when one of the following shows up on our screens: the company reports a positive earnings surprise, the company becomes an acquisition target, it is announced that the company will be added to the S&P Index, the stock has a high dividend yield or a zero dividend yield (if further research shows that the company uses the funds for internal investment), or the stock's price shows significant value based on options pricing techniques.

Conversely, stocks are underweighted if there is a negative earnings surprise, if the company issues a seasoned equity offering (as opposed to an initial public offering of stock), or if financials show downward momentum. If none of these positive or negative screens apply, we will hold a neutral position in the stock.

Several of the proprietary screens have added value since inception of the portfolio. These include Corporate Acquisitions, Momentum, Earnings Surprises, Seasoned Equity Offerings, and Announced Index Candidates strategies. Those screens which have detracted from return include Deep Value and Dividend Yield strategies.

PORTFOLIO MANAGERS' OUTLOOK

While as index fund managers we don't manage the portfolio according to a given outlook for the equity markets or the economy, we do monitor economic conditions and how they affect the financial markets. Economic momentum is building around the world. The U.S. shows little sign of slowing, Asian recoveries have been surprisingly vigorous, and expansions in Europe have picked up speed. We expect these trends to continue and intensify, with global growth accelerating in a self-reinforcing manner over the balance of this year and into 2000.

This rebound in growth is unlikely to result in any serious buildup of inflationary pressures in Europe and Asia because of the ample economic slack that still exists in those regions. In the U.S., by contrast, labor markets remain tight so the risks of economic overheating are more palpable unless growth cools fairly soon. We doubt that such a slowing is in the cards given the U.S. economy's strong fundamentals; as a result, we expect additional interest rate increases and gradually building inflation pressures to impart a cautious tone in U.S. asset markets.



Enhanced Index Team

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     SECURITY EQUITY FUND - ENHANCED INDEX SERIES
     NOVEMBER 15, 1999

----------------------------------PERFORMANCE-----------------------------------

                   [ENHANCED INDEX SERIES VS. S&P 500 INDEX]

                              Enhanced Series      S&P 500

                    1/99          10,000           10,000
                    2/99           9,114            9,689
                    3/99           9,444           10,077
                    4/99           9,764           10,467
                    5/99           9,538           10,220
                    6/99          10,104           10,787
                    7/99           9,764           10,450
                    8/99           9,717           10,398
                    9/99           9,463           10,113

This chart assumes a $10,000 investment in Class A shares of Enhanced Index Series on January 29, 1999, and reflects deduction of the 5.75% sales load. On September 30, 1999, the value of your investment in Class A shares of the Series (with dividends reinvested) would have been $9,463. By comparison, the same $10,000 investment would have been $10,113, based on the S&P 500 index performance.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B and Class C shares, which were initially offered on January 29, 1999, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B and Class C shares.

--------------------------------------------------------------------------------
                                TOP 5 HOLDINGS**

                                          % of
                                       Net Assets
                                       ----------
   Microsoft Corporation                  3.8%

   General Electric Company               3.2%

   Intel Corporation                      2.0%

   International Business Machines
      Corporation                         1.9%

   Cisco Systems, Inc.                    1.8%

   **At September 30, 1999
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1999

                                     Since Inception
                                   -------------------
  A Shares                           0.40%  (1-29-99)

  A Shares with sales charge        (5.37%) (1-29-99)

  B Shares                          (0.10%) (1-29-99)

  B Shares with CDSC                (5.10%) (1-29-99)

  C Shares                           0.00%  (1-29-99)

  C Shares with CDSC                (1.00%) (1-29-99)

--------------------------------------------------------------------------------

The performance data above represents past performance which is not predictive of future results. The returns have been calculated from January 29, 1999 (date of inception) to September 30, 1999 and are not annualized. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------

     MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
     SECURITY EQUITY FUND - INTERNATIONAL SERIES
     NOVEMBER 15, 1999

                                                     [BANKERS TRUST LOGO]

To Our Shareholders:

                      The International Series of Security Equity Fund which
     [PHOTO OF        began operations January 29, 1999 is a portfolio of
     MICHAEL          largely high quality, undervalued midcap and large cap
     LEVY             stocks of foreign issuers in both developed and emerging
     PORTFOLIO        countries. The portfolio managers at Bankers Trust Company
     MANAGER]         employ a bottom-up stock selection process, looking first
                      at individual companies. After attractively-valued,
                      inefficiently priced issues are chosen, the political and
     [PHOTO OF        economic conditions of the country in which the issuing
     ROBERT           company is located are considered. For the period since
     REINER           inception the Series has declined 3.10%1, while the
     PORTFOLIO        benchmark MSCI-EAFE Index rose 13.64%.
     MANAGER]
                      PERFORMANCE IN THE JAPANESE MARKETS

     [PHOTO OF        Between the inception date of the Series and midyear the
     JULIE            Japanese stock market, as measured by the Nikkei 225
     WANG             Index, rose nearly 22%. From midyear through September 30,
     PORTFOLIO        however, the Index climbed less than 1% as the massive
     MANAGER]         fiscal spending program undertaken in the first half of
                      the year came to an end. Our Japanese position was underweight that of the benchmark MSCI-EAFE Index, which was a negative for total return.

We are unconvinced at this time that the Japanese economy offers clear evidence of sustainable recovery. The fiscal spending programs have helped to bring the country out of recession but have done little to improve productivity, create permanent jobs or encourage consumer confidence. Capital expenditure reductions, sharply lower wages and lackluster consumer spending suggest that without continued pump priming recession will return. Despite these constraints, we continue to find interesting opportunities in the technology sector in Japan as well as among non-bank financial companies that do not have the bad debt exposure or weak profitability of their traditional banking peers.

PROSPECTS LOOK BRIGHTER FOR EUROPE

European equities have been held back by interest rate fears despite data pointing to strong economic growth. Investors speculated that European interest rates would rise after noteworthy moves upward by the Bank of England and the U.S. Federal Reserve. We maintained our overweight position in continental European equities over the U.K. due to a more favorable economic cycle, especially in France and many markets in peripheral Europe. France, core Europe's best-performing market, represented the largest exposure in the portfolio with a 14.5% weighting as compared to the benchmark index's 9.4% market cap. Representation in data processing, electronic components and telecommunications added to our performance in the region, while interest rate concerns held back financial stocks and durables.

OTHER PACIFIC RIM COUNTRIES AND EMERGING MARKETS

We reduced our Australia weighting since that market has been negatively affected by U.S. bond sentiment. At the same time we added holdings in Hong Kong. Increased political risk in Indonesia has led us to trim our exposure there, and uncertainty created by the bankruptcy of general trading company Daewoo Corporation in South Korea prompted us to halve our holdings in that country.

We believe the "easy money" has been made in Asia with interest rates bottoming and many corporations coming to market with capital issuances. Going forward, we expect returns in Asia to be more muted, driven by earnings performance. We are optimistic about Taiwan, India, and South Korea after the Daewoo crisis is finally sorted out.

We have reduced our Mexican and Brazilian positions due to continued disappointment over Mexico's banking sector and Brazil's fiscal reform effort. We expect Latin America to have greater return potential next year once the U.S. bond market stabilizes. Emerging European countries stand to benefit from the burgeoning recovery of the European Union economies. In the emerging market countries in general we will be watching for buying opportunities in the event the markets weaken due to Year 2000 concerns.

OUTLOOK FOR THE COMING MONTHS

We remain doubtful that a sustainable economic recovery is underway in Japan and recognize that although industrial restructuring has begun, it will likely be a long and costly process. We expect economic growth to continue to accelerate in continental Europe and have maintained our overweight position while the weighting in the benchmark MSCI-EAFE Index has fallen. We have trimmed our positions in the U.K. to benefit from opportunities elsewhere. We believe stock prices there will consolidate amid expectations for weak liquidity as the new year approached in the emerging market countries, and have reduced our exposure accordingly. The euro should benefit from the cautious approach the U.S. Federal Reserve is taking toward raising interest rates further, as the European Central Bank will likely follow the same pattern. Finally, we believe the Canadian dollar is attractive at its present levels as the Canadian budgetary current account is set to move into surplus next year and as commodity prices firm.

Michael Levy, Robert Reiner, Julie Wang
Portfolio Managers

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     SECURITY EQUITY FUND - INTERNATIONAL SERIES
     NOVEMBER 15, 1999

----------------------------------PERFORMANCE-----------------------------------

   [INTERNATIONAL SERIES VS. MORGAN STANLEY CAPITAL INTERNATIONAL EAFE CHART]

                         International Series         MSCI EAFE

               1/99            10,000                   10,000
               2/99             8,850                    9,764
               3/99             8,822                   10,174
               4/99             9,086                   10,588
               5/99             8,709                   10,045
               6/99             9,086                   10,439
               7/99             9,227                   10,752
               8/99             9,161                   10,794
               9/99             9,133                   10,905

This chart assumes a $10,000 investment in Class A shares of International Series on January 29, 1999, and reflects deduction of the 5.75% sales load. On September~30, 1999, the value of your investment in Class A shares of the Series (with dividends reinvested) would have been $9,133. By comparison, the same $10,000 investment would have been $10,905, based on the Morgan Stanley Capital International EAFE index performance.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B and Class C shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B and Class C shares.

--------------------------------------------------------------------------------
                                TOP 5 HOLDINGS**

                                          % of
                                       Net Assets
                                       ----------
   Mannesmann AG                          1.8%

   Fujitsu, Ltd.                          1.7%

   Vodafone Airtouch PLC                  1.6%

   Total Fina S.A.                        1.6%

   Suez Lyonnaise des Eaux                1.5%

   **At September 30, 1999
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1999

                                   Since Inception
                                 -------------------
  A Shares                       (3.10%)  (1-29-99)

  A Shares with sales charge     (8.67%)  (1-29-99)


  B Shares                       (3.50%)  (1-29-99)

  B Shares with CDSC             (8.33%)  (1-29-99)

  C Shares                       (3.20%)  (1-29-99)

  C Shares with CDSC             (4.17%)  (1-29-99)

--------------------------------------------------------------------------------


The performance data above represents past performance which is not predictive of future results. The returns have been calculated from January 29, 1999 (date of inception) to September 30, 1999 and are not annualized. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------

     MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
     SECURITY EQUITY FUND - SELECT 25 SERIES
     NOVEMBER 15, 1999

To Our Shareholders:

                      The Select 25 Series gained 5.30% from its inception
     [PHOTO OF        January 29, 1999, to the end of the fiscal year on
     TERRY            September 30, outperforming the +0.94%(1) return of the
     MILBERGER        benchmark S&P/Barra Growth Stock Index over the same time
     SENIOR           period. The Series uses a two-step approach to selecting
     PORTFOLIO        stocks for the portfolio. First, we determine what
     MANAGER]         segments of the economy we believe have the most growth
                      potential, and then we select the premier companies within these sectors, trimming the list to 25 companies which we expect to perform best within their respective industries.

LEADERS IN PERFORMANCE OVER THE PERIOD

The best-performing group since the beginning of the Series was consumer cyclicals. Within this group Wal-Mart Stores, Inc. and The Home Depot, Inc. were the best-known names and were both strong gainers. Omnicom Group, Inc., an advertising services company, and Clear Channel Communications, Inc. in communications services also made favorable contributions.

Our technology sector also did well, with five companies represented: Cisco Systems, Inc., Microsoft Corporation, Sun Microsystems, Inc., EMC Corporation, and America Online, Inc. This mixture of service providers and infrastructure companies worked well in the portfolio.

CHANGES IN THE PORTFOLIO SINCE INCEPTION

While we expect the Select 25 Series generally to be a low-turnover portfolio, a few changes were made in this initial period of operation. The Coca-Cola Company was sold when it became clear to us that the improvement we expected in their international operations was going to take longer than anticipated. We sold Sungard Data Systems, Inc. in order to reduce our exposure to the computer services sector, and Watson Pharmaceuticals, Inc. was sold because we felt it was not exhibiting the fundamental characteristics of a dominant company in its industry that we expected to see in this portfolio's holdings.

To replace these issues we added Intel Corporation because of its superior position in the semiconductor industry, Safeway Inc. because we believe the company's acquisition strategy will result in strong earnings growth, and Time Warner, Inc., which we expect to perform well because of the company's dominant position in the media and entertainment sector.

OUTLOOK FOR THE YEAR AHEAD

We expect to see the technology sector continue to make substantial gains in the months ahead as overseas economies strengthen and foreign corporations resume their purchases of computers and related equipment. Although the financial and health care sectors have been laggards, we expect them to recover in the months ahead when interest rate concerns and the impact of legislative actions become less cloudy.


Terry Milberger
Senior Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     SECURITY EQUITY FUND - SELECT 25 SERIES
     NOVEMBER 15, 1999

----------------------------------PERFORMANCE-----------------------------------

               [SELECT 25 SERIES VS. S&P/BARRA 500 GROWTH INDEX]

                          Select 25 Series       S&P/BARRA 500
                                                 Growth Index
                1/99          10,000                10,000
                2/99           9,274                 9,608
                3/99           9,802                10,073
                4/99           9,529                10,054
                5/99           9,284                 9,760
                6/99           9,906                10,459
                7/99           9,651                10,129
                8/99           9,915                10,269
                9/99           9,925                10,095

This chart assumes a $10,000 investment in Class A shares of Select 25 Series on January 29, 1999, and reflects deduction of the 5.75% sales load. On
September 30, 1999, the value of your investment in Class A shares of the Series (with dividends reinvested) would have been $9,925. By comparison, the same $10,000 investment would have been $10,095, based on the S&P/Barra 500 Growth Index performance.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B and Class C shares, which were initially offered on January 29, 1999, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B and Class C shares.

--------------------------------------------------------------------------------
                                TOP 5 HOLDINGS**

                                          % of
                                       Net Assets
                                       ----------
   Sun Microsystems, Inc.                 4.5%

   EMC Corporation                        4.4%

   America Online, Inc.                   4.3%

   Clear Channel Communications, Inc.     4.1%

   Automatic Data Processing, Inc.        4.0%

   **At September 30, 1999
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1999

                                   Since Inception
                                  -------------------
  A Shares                          5.30%   (1-29-99)

  A Shares with sales charge       (0.75%)  (1-29-99)

  B Shares                          5.20%   (1-29-99)

  B Shares with CDSC                0.20%   (1-29-99)

  C Shares                          5.50%   (1-29-99)

  C Shares with CDSC                4.50%   (1-29-99)

--------------------------------------------------------------------------------

The performance data above represents past performance which is not predictive of future results. The returns have been calculated from January 29, 1999 (date of inception) to September 30, 1999 and are not annualized. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------

     MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
     SECURITY ULTRA FUND
     NOVEMBER 15, 1999


To Our Shareholders:

                      Security Ultra Fund experienced an outstanding fiscal year
     [PHOTO OF        ended September 30, 1999. The portfolio returned
     JIM              50.91%(1), compared with a Lipper peer group average gain
     SCHIER           of 32.89%. The benchmark S&P Midcap 400 Stock Index rose
     PORTFOLIO        23.96% over the same period.
     MANAGER]
                      OVERWEIGHTINGS IN TWO STRONG SECTORS HELPED MOST

An overweighting in the technology sector in the Ultra Fund portfolio was the largest contributor to the year's strong performance. The sector made up nearly 35% of portfolio assets, with our average technology holding rising 102.5%. Leading the list was JDS Uniphase Corporation, a provider of advanced fiberoptic components and modules. The company's stock gained an amazing 485% over the twelve months. Not too far behind was Comverse Technology, rising 230% during the year on strong earnings reports and increased analyst coverage. Veritas Software Corporation, a maker of on-line and off-line data management products for computing systems, rose 173%--a huge gain by normal standards, but only average within this group of holdings.

The energy sector was our second strong-performing group during the year as oil prices rose from a low of about $12 per barrel in February to over $24 in September. We participated in the rise by owning independent exploration and production companies and oil service firms. Apache Corporation, for example, rose over 100% during the period in which we held the stock. On the negative side within the energy sector we owned Forcenergy, Inc., an exploration and production company which became a victim of the decline in oil prices before the price recovery began. While we realized a sizeable loss on the stock, we did sell it prior to the company's bankruptcy filing.

OTHER CONTRIBUTORS TO STRONG PERFORMANCE

Confirming that sometimes it's not where you are invested, but where you aren't, we gained relative to the benchmark index by not owning utility stocks in a period in which that group turned in a negative performance. Another positive contributor was a logistics service company, Expeditors International of Washington, Inc., which returned more than 130% during the year.

A FEW NEGATIVES, AS WELL

Despite the outstanding year for the Ultra Fund, there were still some weak sectors. Within the capital goods arena Maxwell Technologies, Inc. fell nearly 40% after announcing weak earnings and its plans to increase spending. Corporate Express, Inc., a provider of goods and services to corporations and organizations, lost about 30% on poor earnings reports as well.

The health care sector has continued to suffer under the cloud of legislation passed in 1997 which had a much greater negative impact on nursing homes and other extended-care facilities than was intended. Although Congress is discussing corrective legislation, much uncertainty remains about how Medicare and Medicaid expenses will be reimbursed in coming months, and many health care firms in extended-care businesses have seen their share prices fall sharply.

LOOKING TO THE NEXT TWELVE MONTHS

At this time we believe many midcap stocks are substantially undervalued when compared with their large-cap counterparts. When the markets broaden out again from their current narrow focus on a small group of large-cap stocks, we expect midcaps to perform favorably as investors recognize their value. We plan to remain fully invested, taking advantage of price weakness in the midcap arena to buy undervalued issues.


Jim Schier
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     SECURITY ULTRA FUND
     NOVEMBER 15, 1999

----------------------------------PERFORMANCE-----------------------------------

                 [SECURITY ULTRA FUND VS. S&P MIDCAP 400 CHART]

                             Ultra Fund         S&P Midcap
                     89        10,000             10,000
                     90         5,695             11,746
                     91         9,023             17,653
                     92         9,161             19,852
                     93        11,619             24,627
                     94        11,199             25,024
                     95        13,740             31,471
                     96        15,850             35,876
                     97        19,110             49,902
                     98        16,731             46,759
                     99        25,249             58,681

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Ultra Fund on September 30, 1989, and reflects deduction of the 5.75% sales load. On September 30, 1999, the value of your investment in Class A shares of the fund (with dividends reinvested) would have grown to $25,249. In comparison, the same $10,000 investment would have grown to $58,681 based on the S&P Midcap 400's performance.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, and Class C shares which were first offered on January 29, 1999, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B and Class C shares.

--------------------------------------------------------------------------------
                                TOP 5 HOLDINGS**


                                               % of
                                            Net Assets
                                            ----------
   Comverse Technology, Inc.                   7.7%

   Millennium Pharmaceutical                   4.4%

   PE Corporation - PE Biosystems Group        3.9%

   Apache Corporation                          3.7%

   Rational Software Corporation               3.5%


   **At September 30, 1999
--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1999


                               1 year      5 years     10 years
                               ------      -------     --------
  A Shares                     50.91%      17.66%       10.35%

  A Shares with sales charge   42.18%      16.26%        9.70%

  B Shares                     49.39%      16.46%       12.54%
                                                      (10-19-93)
                                                   (since inception)

  B Shares with CDSC           44.39%      16.24%       12.54%
                                                       (10-19-93)
                                                   (since inception)

  C Shares                     11.10%        N/A          N/A
                              (1-29-99)
                          (since inception)

  C Shares with CDSC           10.10%        N/A          N/A
                              (1-29-99)
                          (since inception)

--------------------------------------------------------------------------------

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. For Class C shares, the returns have been calculated from January 29, 1999 (date of inception) to September 30, 1999 and are not annualized. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------
SEPTEMBER 30, 1999

Security Growth and Income Fund

                                             PRINCIPAL
                                             AMOUNT OR
                                              NUMBER              MARKET
CORPORATE BONDS                              OF SHARES            VALUE
--------------------------------------------------------------------------
BANKING - 0.2%
Homeside, Inc., 11.25% - 2003 ...........    $  121,000       $   138,394

CONSUMER CYCLICAL - OTHER - 0.1%
American Eco Corporation,
   9.625% - 2008 ........................    $  125,000            73,281

ENERGY - REFINING - 0.2%
Crown Central Petroleum,
   10.875% - 2005 .......................    $  200,000           165,500

FOOD - 0.1%
Nash Finch Company,
   8.50% - 2008 .........................    $  100,000            89,625

GAMING - 0.3%
MGM Grand, Inc., 6.95% - 2005 ...........    $  125,000           115,156
Mirage Resorts, Inc.,
   6.625% - 2005 ........................    $  125,000           117,031
                                                              -----------
                                                                  232,187
HEALTH CARE - 0.1%
Multicare Companies, Inc.,
   9.00% - 2007 .........................    $  200,000            69,500

HOME CONSTRUCTION - 0.1%
Toll Corporation, 7.75% - 2007 ..........    $  100,000            95,375

INSURANCE - 0.1%
General American Life Insurance
   Company, 8.525% - 2027 ...............    $   75,000            63,375

MEDIA - NONCABLE - 0.1%
Golden Books Publishing, Inc.,
   7.65% - 2002* ........................    $  200,000            89,000

METALS - 0.0%
Simcala, Inc., 9.625% - 2006 ............    $   75,000            43,875

SERVICES - 0.0%
Loewen Group, Inc.,
   6.70% - 1999* ........................    $   75,000            41,438

TELECOMMUNICATIONS - 0.1%
Mastec, Inc., 7.75% - 2008 ..............    $   75,000            73,031
                                                              -----------
   Total corporate bonds - 1.4% .......................         1,174,581

                                                 NUMBER          MARKET
COMMON STOCKS                                   OF SHARES         VALUE
---------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.9%
Boeing Company ..........................        37,500       $ 1,598,437

AGRICULTURAL PRODUCTS - 0.7%
Archer-Daniels-Midland Company ..........        48,400           589,875

AMERICAN GOLD - 1.1%
Placer Dome, Inc. .......................        60,000           892,500

AUTO PARTS & EQUIPMENT - 1.8%
Dana Corporation ........................        15,000           556,875
Genuine Parts Company ...................        20,000           531,250
TRW, Inc. ...............................         8,000           398,000
                                                              -----------
                                                                1,486,125
BANKS - MAJOR REGIONAL - 3.8%
Fleet Financial Group, Inc. .............        27,000           988,875
KeyCorp .................................        30,000           774,375
National City Corporation ...............        24,000           640,500
PNC Bank Corporation ....................        15,000           790,313
                                                              -----------
                                                                3,194,063
BANKS - MONEY CENTER - 2.6%
Bank of America Corporation .............        30,000         1,670,625
J.P. Morgan & Company, Inc. .............         5,000           571,250
                                                              -----------
                                                                2,241,875
BEVERAGES - SOFT DRINK - 1.7%
Coca-Cola Company .......................        15,000           720,937
PepsiCo, Inc. ...........................        22,500           680,625
                                                              -----------



                                                               1,401,562
BUILDING MATERIALS - 0.4%
Armstrong World Industries, Inc. ........         8,000          359,500

CHEMICALS - BASIC - 1.8%
Air Products & Chemicals, Inc. ..........        16,000          465,000
E.I. du Pont de Nemours & Company .......         4,669          284,225
Praxair, Inc. ...........................        16,000          736,000
                                                              ----------
                                                               1,485,225
CHEMICALS - DIVERSIFIED - 0.6%
FMC Corporation* ........................        11,000          530,750

COMPUTER HARDWARE - 2.0%
Compaq Computer Corporation .............        15,000          344,063
Sequent Computer Systems, Inc.* .........        40,000          720,000
Silicon Graphics, Inc.* .................        60,000          656,250
                                                              ----------
                                                               1,720,313
COMPUTER SOFTWARE/SERVICES - 0 4%
Autodesk, Inc. ..........................        15,000          328,125

CONTAINER - METAL/GLASS - 0.7%
Crown Cork & Seal Company, Inc. .........        25,000          606,250

DISTRIBUTION - FOOD & HEALTH - 1 0%
Cardinal Health, Inc. ...................         8,500          463,250
SUPERVALU, Inc. .........................        18,000          392,625
                                                              ----------
                                                                 855,875
ELECTRICAL EQUIPMENT - 2.0%
Emerson Electric Company ................        19,500        1,232,156
Hubbell, Inc. (Cl.B) ....................        15,000          478,125
                                                              ----------
                                                               1,710,281

See accompanying notes.
--------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------
SEPTEMBER 30, 1999

Security Growth and Income Fund (continued)

                                                 NUMBER          MARKET
COMMON STOCKS (continued)                       OF SHARES         VALUE
---------------------------------------------------------------------------
ELECTRIC COMPANIES - 5.8%
Allegheny Energy, Inc. ..................        13,000        $  413,562
American Electric Power
   Company, Inc. ........................        24,500           836,063
Central & South West Corporation ........        30,000           633,750
Constellation Energy Group ..............        10,000           281,250
GPU, Inc. ...............................        25,000           815,625
Kansas City Power & Light Company .......        30,000           725,625
LG&E Energy Corporation .................        10,000           212,500
Texas Utilities Company .................        28,000         1,044,750
                                                               ----------
                                                                4,963,125
ELECTRONICS - DEFENSE - 0.6%
Raytheon Company (Cl.B) .................        11,000           545,875

ELECTRONICS - DISTRIBUTION - 0.6%
W.W. Grainger, Inc. .....................        10,000           480,625

ELECTRONICS - SEMICONDUCTORS - 1.5%
Advanced Micro Devices, Inc.* ...........        30,000           515,625
National Semiconductor
   Corporation* .........................        24,000           732,000
                                                               ----------
                                                                1,247,625
ENGINEERING & CONSTRUCTION - 0.6%
Foster Wheeler Corporation ..............        16,000           193,000
McDermott International, Inc. ...........        15,000           303,750
                                                               ----------
                                                                  496,750
ENTERTAINMENT - 1.4%
Walt Disney Company .....................        45,000         1,164,375

FINANCIAL - DIVERSE - 1.9%
Fannie Mae ..............................        26,000         1,629,875

FOODS - 2.9%
Bestfoods, Inc. .........................         8,000           388,000
ConAgra, Inc. ...........................        34,000           767,125
General Mills, Inc. .....................         4,100           332,613
Tyson Foods, Inc. .......................        34,700           570,381
Universal Foods Corporation .............        15,000           344,063
                                                               ----------
                                                                2,402,182
GOLD & PRECIOUS METALS MINING - 1.8%
Barrick Gold Corporation ................        67,900         1,476,825

HEALTH CARE - MANAGED CARE - 0.9%
Aetna, Inc. .............................         8,000           394,000
United Healthcare Corporation ...........         8,000           389,500
                                                               ----------
                                                                  783,500
HOSPITAL MANAGEMENT - 1.4%
Columbia/HCA Healthcare
   Corporation ..........................        24,200           512,738
Tenet Healthcare Corporation* ...........        40,000           702,500
                                                               ----------
                                                                1,215,238
HOUSEHOLD FURNISHINGS & APPLIANCES - 0.9%
Whirlpool Corporation ...................        12,000           783,750

HOUSEHOLD PRODUCTS - 0.7%
Kimberly-Clark Corporation ..............        11,000           577,500

HOUSEWARES - 0.3%
Fortune Brands, Inc. ....................         8,000           258,000

INSURANCE - LIFE/HEALTH - 1.6%
American General Corporation ............        14,000           884,625
Conseco, Inc. ...........................        25,000           482,813
                                                               ----------
                                                                1,367,438
INSURANCE - MULTILINE - 0.7%
Loews Corporation .......................         8,000           561,500

INSURANCE - PROPERTY & CASUALTY - 2.1%
Chubb Corporation .......................        10,000           498,125
SAFECO Corporation ......................        19,000           532,000
St. Paul Companies, Inc. ................        26,700           734,250
                                                               ----------
                                                                1,764,375
IRON & STEEL - 0.9%
USX-U.S. Steel Group ....................        30,000           772,500

LEISURE TIME PRODUCTS - 0.5%
Callaway Golf Company ...................        21,000           255,937
Mattel, Inc. ............................        11,000           209,000
                                                               ----------
                                                                  464,937
MACHINERY - DIVERSE - 2.1%
Deere & Company .........................        39,500         1,528,156
Milacron, Inc. ..........................        16,000           284,000
                                                               ----------
                                                                1,812,156
MANUFACTURING - DIVERSIFIED - 1.2%
Minnesota Mining &
   Manufacturing Company ................        11,000         1,056,687

MEDICAL PRODUCTS & SUPPLIES - 3.4%
Baxter International, Inc. ..............        15,000           903,750
Becton, Dickinson & Company .............        22,500           631,406
Dentsply International, Inc. ............        24,000           546,000
St. Jude Medical, Inc.* .................        26,200           825,300
                                                               ----------
                                                                2,906,456
NATURAL GAS - 2.4%
MCN Energy Group, Inc. ..................        20,000           343,750
People's Energy Corporation .............        30,000         1,055,625
Sonat, Inc. .............................        16,000           635,000
                                                               ----------
                                                                2,034,375

See accompanying notes.
--------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------
SEPTEMBER 30, 1999

Security Growth and Income Fund (continued)

                                                 NUMBER          MARKET
COMMON STOCKS (continued)                       OF SHARES         VALUE
---------------------------------------------------------------------------
OIL - DOMESTIC - 2.4%
Atlantic Richfield Corporation ..............       6,000      $    531,750
Conoco, Inc. (Cl.B) .........................       9,826           268,999
Phillips Petroleum Company ..................      15,000           731,250
USX-Marathon Group ..........................      18,500           541,125
                                                               ------------
                                                                  2,073,124
OIL - INTERNATIONAL - 4.5%
Royal Dutch Petroleum
   Company ADR ..............................      43,600         2,575,125
Texaco, Inc. ................................      19,900         1,256,188
                                                               ------------
                                                                  3,831,313
OIL & GAS - DRILLING & EQUIPMENT - 3.3%
Halliburton Company .........................      22,500           922,500
Schlumberger, Ltd. ..........................      30,000         1,869,375
                                                               ------------
                                                                  2,791,875
OIL & GAS - EXPLORATION & PRODUCTION - 1.8%
Burlington Resources, Inc. ..................      19,000           698,250
EOG Resources, Inc. .........................      40,000           850,000
                                                               ------------
                                                                  1,548,250
OIL & GAS - REFINING & MARKETING - 0.7%
Ashland, Inc. ...............................      18,000           605,250

PAPER & FOREST PRODUCTS - 2.3%
Champion International
   Corporation ..............................      12,000           616,500
International Paper Company .................      15,000           720,937
Louisiana-Pacific Corporation ...............      40,000           625,000
                                                               ------------
                                                                  1,962,437
PHARMACEUTICALS - MAJOR - 2.4%
ELAN Corporation PLC ........................      37,500         1,258,594
Teva Pharmaceutical Industries, Ltd. ........      16,000           805,000
                                                               ------------
                                                                  2,063,594
PHOTOGRAPHY - IMAGING - 1.6%
Eastman Kodak Company .......................      12,000           905,250
Polaroid Corporation ........................      16,000           416,000
                                                               ------------
                                                                  1,321,250
PUBLISHING - NEWSPAPER - 1.4%
Dow Jones & Company, Inc. ...................      16,000           854,000
Gannett Company, Inc. .......................       6,000           415,125
                                                               ------------
                                                                  1,269,125
RAILROADS - 1.7%
CSX Corporation .............................      15,000           635,625
Union Pacific Corporation ...................      16,000           769,000
                                                               ------------
                                                                  1,404,625
REAL ESTATE INVESTMENT TRUSTS - 2.5%
Camden Property Trust .......................      20,000           537,500
Highwoods Properties, Inc. ..................      30,000           776,250
Liberty Property Trust ......................      24,000           544,500
Simon Property Group, Inc. ..................      12,000           269,250
                                                               ------------
                                                                  2,127,500
RETAIL - DEPARTMENT STORES - 1.6%
Dillard's, Inc. .............................      24,000           487,500
J.C. Penney Company, Inc. ...................      24,000           825,000
                                                               ------------
                                                                  1,312,500
RETAIL - DRUG STORES - 0.9%
Longs Drug Store Corporation ................      25,000           746,875

RETAIL - FOOD CHAINS - 0.9%
Winn-Dixie Stores, Inc. .....................      25,000           742,188

RETAIL - SPECIALTY - 0.4%
Toys "R" Us, Inc.* ..........................      20,000           300,000

SERVICES - COMMERCIAL & CONSUMER - 0.3%
Laidlaw, Inc. ...............................      40,000           270,000

SERVICES - DATA PROCESSING - 0.5%
Electronic Data System
   Corporation ..............................       8,000           423,500

SPECIALTY PRINTING - 0.4%
R.R. Donnelley & Sons Company ...............      11,000           317,625

TELECOMMUNICATION - LONG DISTANCE - 1.9%
AT&T Corporation ............................      37,500         1,631,250

TELEPHONE - 1.4%
GTE Corporation .............................      16,000         1,230,000

TEXTILES - APPAREL - 0.4%
VF Corporation ..............................      10,000           310,000

TOBACCO - 2.1%
R.J. Reynolds Tobacco Holdings, Inc. ........      40,000         1,080,000
UST, Inc. ...................................      24,000           724,500
                                                               ------------
                                                                  1,804,500
TRUCKING - 0.0%
Werner Enterprises, Inc. ....................       2,000            35,250
                                                               ------------
   Total common stocks - 94.1%...........................        79,888,456
                                                               ------------
   Total investments - 95.5%.............................        81,063,037
   Cash and other assets, less liabilities - 4.5%                 3,858,676
                                                               ------------
   Total net assets - 100.0%.............................      $ 84,921,713
                                                               ============

See accompanying notes.
---------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------
SEPTEMBER 30, 1999

Security Equity Fund - Equity Series

                                                    NUMBER          MARKET
COMMON STOCKS                                     OF SHARES          VALUE
------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.4%
General Dynamics Corporation ..............         60,000        $ 3,746,250

AIRLINES - 0.1%
Southwest Airlines Company ................        100,000          1,518,750

BANKS - MAJOR REGIONAL - 3.7%
Bank of New York Company, Inc. ............        400,000         13,375,000
Northern Trust Corporation ................        200,000         16,700,000
Wells Fargo Company .......................        240,000          9,510,000
                                                                  -----------
                                                                   39,585,000
BANKS - MONEY CENTER - 1.3%
Chase Manhattan Corporation ...............        190,000         14,321,250

BEVERAGES - ALCOHOLIC - 1.0%
Anheuser-Busch Companies, Inc. ............        150,000         10,509,375

BROADCAST MEDIA - 1.2%
AMFM, Inc.* ...............................        210,000         12,770,625

BUILDING MATERIALS - 1.0%
Masco Corporation .........................        350,000         10,850,000

CHEMICALS - SPECIALTY - 1.0%
Ecolab, Inc. ..............................        320,000         10,920,000

COMMUNICATION EQUIPMENT - 2.3%
Lucent Technologies, Inc. .................        225,000         14,596,875
Nortel Networks Corporation ...............        125,000          6,375,000
Tellabs, Inc.* ............................         70,000          3,985,625
                                                                  -----------
                                                                   24,957,500
COMPUTER HARDWARE - 3.5%
Dell Computer Corporation* ................        170,000          7,108,125
International Business Machines
  Corporation .............................        120,000         14,565,000
Sun Microsystems, Inc.* ...................        170,000         15,810,000
                                                                  -----------
                                                                   37,483,125
COMPUTERS - NETWORKING - 1.9%
Cisco Systems, Inc.* ......................        300,000         20,568,750

COMPUTER SOFTWARE/SERVICES - 6.4%
America Online, Inc.* .....................         60,000          6,240,000
BMC Software, Inc.* .......................        235,000         16,817,188
Computer Sciences Corporation* ............        190,000         13,359,375
Microsoft Corporation* ....................        360,000         32,602,500
                                                                  -----------
                                                                   69,019,063
DISTRIBUTION - FOOD & HEALTH - 1.0%
Cardinal Health, Inc. .....................        200,000         10,900,000

ELECTRICAL EQUIPMENT - 3.1%
Emerson Electric Company ..................        150,000          9,478,125
General Electric Company ..................        200,000         23,712,500
                                                                  -----------
                                                                   33,190,625
ELECTRONICS - SEMICONDUCTORS - 2.1%
Intel Corporation .........................        250,000         18,578,125
Texas Instruments, Inc. ...................         50,000          4,112,500
                                                                  -----------
                                                                   22,690,625
ENTERTAINMENT - 0.9%
Time Warner, Inc. .........................        160,000          9,720,000

FINANCIAL - DIVERSE - 3.5%
American Express Company ..................         30,000          4,038,750
Citigroup, Inc. ...........................        120,000          5,280,000
Fannie Mae ................................        230,000         14,418,125
Freddie Mac ...............................        270,000         14,040,000
                                                                  -----------
                                                                   37,776,875
FOODS - 1.7%
Bestfoods .................................        240,000         11,640,000
ConAgra, Inc. .............................        320,000          7,220,000
                                                                  -----------
                                                                   18,860,000
HEALTH CARE - DIVERSE - 4.5%
American Home Products_Corporation ........        260,000         10,790,000
Bristol-Myers Squibb Company ..............        235,000         15,862,500
Johnson & Johnson .........................        120,000         11,025,000
Warner-Lambert Company ....................        160,000         10,620,000
                                                                  -----------
                                                                   48,297,500
HOUSEHOLD FURNISHINGS & APPLIANCES - 0.8%
Leggett & Platt, Inc. .....................        461,000          9,075,937

HOUSEHOLD PRODUCTS - 2.2%
Colgate-Palmolive Company .................        200,000          9,150,000
Procter & Gamble Company ..................        150,000         14,062,500
                                                                  -----------
                                                                   23,212,500
INSURANCE - LIFE/HEALTH - 1.6%
American General Corporation ..............        150,000          9,478,125
Protective Life Corporation ...............        250,000          7,250,000
                                                                  -----------
                                                                   16,728,125
INSURANCE - MULTILINE - 3.1%
American International Group, Inc. ........        187,500         16,300,781
Hartford Financial Services
   Group, Inc. ............................        165,000          6,744,375
Lincoln National Corporation ..............        270,000         10,141,875
                                                                  -----------
                                                                   33,187,031
LODGING - HOTELS - 1.4%
Carnival Corporation ......................        340,000         14,790,000
MACHINERY - DIVERSE - 0.2%
Deere & Company ...........................         55,000          2,127,813

See accompanying notes.
---------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------
SEPTEMBER 30, 1999

Security Equity Fund - Equity Series (continued)

                                                    NUMBER          MARKET
COMMON STOCKS (continued)                         OF SHARES         VALUE
------------------------------------------------------------------------------
MANUFACTURING - DIVERSIFIED - 5.4%
AlliedSignal, Inc. .......................         285,000     $   17,082,188
Illinois Tool Works, Inc. ................          15,000          1,118,438
Textron, Inc. ............................         105,000          8,124,375
Tyco International, Ltd. .................         180,000         18,585,000
United Technologies Corporation ..........         230,000         13,641,875
                                                               --------------
                                                                   58,551,876
MEDICAL PRODUCTS & SUPPLIES - 3.6%
Baxter International, Inc. ...............         200,000         12,050,000
Becton, Dickinson & Company ..............         230,000          6,454,375
Boston Scientific Corporation* ...........         270,000          6,665,625
Medtronic, Inc. ..........................         400,000         14,200,000
                                                               --------------
                                                                   39,370,000
NATURAL GAS - 3.4%
Coastal Corporation ......................         340,000         13,918,750
El Paso Energy Corporation ...............         300,000         11,943,750
Williams Companies, Inc. .................         300,000         11,231,250
                                                               --------------
                                                                   37,093,750
OFFICE EQUIPMENT & SUPPLIES - 1.0%
Pitney Bowes, Inc. .......................         175,000         10,664,062

OIL - DOMESTIC - 0.5%
Conoco, Inc. (Cl.A) ......................         200,000          5,550,000

OIL - INTERNATIONAL - 3.3%
Chevron Corporation ......................         110,000          9,762,500
Mobil Corporation ........................         140,000         14,105,000
Royal Dutch Petroleum
   Company ADR ...........................         200,000         11,812,500
                                                               --------------
                                                                   35,680,000
PHARMACEUTICALS - MAJOR - 3.4%
Elan Corporation PLC ADR* ................         360,000         12,082,500
Merck & Company, Inc. ....................          45,000          2,916,563
Schering-Plough Corporation ..............         340,000         14,832,500
SmithKline Beecham PLC ADR ...............         125,000          7,203,125
                                                               --------------
                                                                   37,034,688
PHOTOGRAPHY/IMAGING - 0.8%
Xerox Corporation ........................         200,000          8,387,500

PUBLISHING - 1.0%
McGraw-Hill Companies, Inc. ..............         220,000         10,642,500

PUBLISHING - NEWSPAPER - 2.1%
Gannett Company, Inc. ....................         175,000         12,107,812
Tribune Company ..........................         220,000         10,945,000
                                                               --------------
                                                                   23,052,812
RESTAURANTS - 1.1%
McDonald's Corporation ...................         275,000         11,825,000

RETAIL - APPAREL - 1.1%
TJX Companies, Inc. ......................         440,000         12,347,500

RETAIL - BUILDING SUPPLIES - 1.1%
Lowe's Companies, Inc. ...................         250,000         12,187,500


RETAIL - DRUG STORES - 1.1%
Walgreen Company .........................         470,000         11,926,250

RETAIL - FOOD CHAINS - 2.0%
Kroger Company* ..........................         440,000          9,707,500
Safeway, Inc.* ...........................         300,000         11,418,750
                                                               --------------
                                                                   21,126,250
RETAIL - GENERAL MERCHANDISE - 1.9%
Dayton Hudson Corporation ................         160,000          9,610,000
Wal-Mart Stores, Inc. ....................         240,000         11,415,000
                                                               --------------
                                                                   21,025,000
SERVICES - ADVERTISING/MARKETING - 1.4%
Omnicom Group, Inc. ......................         195,000         15,441,562

SERVICES - COMMERCIAL & CONSUMER - 1.2%
Viad Corporation .........................         450,000         13,275,000

SERVICES - DATA PROCESSING - 0.9%
First Data Corporation ...................         220,000          9,652,500

TELECOMMUNICATION - CELLULAR - 1.0%
Sprint Corporation (PCS Group)* ..........         150,000         11,184,375

TELECOMMUNICATION - LONG DISTANCE - 3.0%
MCI Worldcom, Inc.* ......................         200,000         14,375,000
Sprint Corporation (FON Group) ...........         340,000         18,445,000
                                                               --------------
                                                                   32,820,000
TELEPHONE - 3.9%
BellSouth Corporation ....................         125,000          5,625,000
CenturyTel, Inc. .........................         260,000         10,562,500
GTE Corporation ..........................         170,000         13,068,750
SBC Communications, Inc. .................         250,000         12,765,625
                                                               --------------
                                                                   42,021,875
                                                               --------------
   Total common stocks - 94.1% ...........................      1,017,666,719
   Cash and other assets,
    less liabilities - 5.9% ..............................         63,890,585
                                                               --------------
   Total net assets - 100.0%..............................     $1,081,557,304
                                                               ==============

See accompanying notes.
---------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------
SEPTEMBER 30, 1999

Security Equity Fund - Global Series

                                                     NUMBER           MARKET
COMMON STOCKS                                       OF SHARES          VALUE
------------------------------------------------------------------------------
ARGENTINA - 0.3%
IRSA Inversiones y
   Representaciones S.A .....................          4,744        $  133,425

AUSTRALIA - 2.2%
Lihir Gold, Ltd.* ...........................        500,000           548,184
Telestra Corporation, Ltd. ..................        100,000           518,295
                                                                    ----------
                                                                     1,066,479
BELGIUM - 0.7%
Lernout & Hauspie Speech
   Products N.V.* ...........................         10,200           355,725

BRAZIL - 1.4%
Brazil Realty Empreendimente e
   Participacoes S.A. GDR* ..................         22,000           280,733
Tele Norte Leste Participacoes S.A.* ........     25,362,000           405,528
                                                                    ----------
                                                                       686,261
CANADA - 0.9%
Bombardier, Inc. ............................         27,700           458,996

CROATIA - 0.6%
Pliva d.d GDR ...............................         29,100           308,303

FINLAND - 0.8%
Nokia Oyj ADR ...............................          4,500           404,156

FRANCE - 9.2%
Alcatel .....................................          4,700           647,712
AXA .........................................          3,040           384,627
Canal Plus ..................................         13,100           782,679
Cap Gemini S.A ..............................          4,100           646,242
Genset ADR* .................................         29,800           376,225
Sidel S.A ...................................          2,200           223,991
Societe BIC S.A .............................         10,400           507,502
Societe Television Francaise 1 ..............          2,000           559,551
Vivendi .....................................          5,511           387,075
                                                                    ----------
                                                                     4,515,604
GERMANY - 10.9%
Fresenius AG ................................          5,050           881,495
Porsche AG ..................................            600         1,626,255
ProSieben Media AG ..........................          8,725           382,836
Rhoen-Klinikum AG ...........................          5,050           613,658
Volkswagen AG ...............................         18,300         1,029,046
Wella AG ....................................         28,612           828,832
                                                                    ----------
                                                                     5,362,122
GREECE - 0.8%
Hellenic Telecommunications
   Organization S.A .........................         16,800           392,065

HONG KONG - 0.3%
Television Broadcasts, Ltd. .................         34,000           145,318

INDIA - 2.3%
ICICI, Ltd. GDR .............................         39,500           471,235
ICICI, Ltd. 144A GDR ........................         25,900           308,987
Videsh Sanchar Nigam, Ltd. GDR ..............         25,000           351,750
                                                                    ----------
                                                                     1,131,972
IRELAND - 1.1%
Elan Corporation PLC ADR* ...................         16,300           547,069

ITALY - 2.0%
Bulgari SpA .................................         35,100           261,297
Telecom Italia Mobile SpA ...................         81,100           504,409
Unicredito Italiano SpA .....................         46,300           226,331
                                                                    ----------
                                                                       992,037
JAPAN - 4.4%
Credit Saison Company, Ltd. .................         12,600           293,491
Eisai Company, Ltd. .........................         22,000           557,904
Hoya Corporation ............................          2,000           120,973
Nichiei Company, Ltd. .......................          1,300            99,512
Nintendo Company, Ltd. ......................          1,000           159,481
NTT Mobile Communications
   Network, Inc. ............................             28           552,268
Taisho Pharmaceutical
   Company, Ltd. ............................          9,000           378,698
                                                                    ----------
                                                                     2,162,327
LEBANON - 0.4%
SOLIDERE GDR* ...............................         24,600           195,078

MEXICO - 0.8%
Grupo Televisa S.A. GDR* ....................          9,500           379,406

NETHERLANDS - 6.1%
Aegon NV ....................................          5,000           430,260
Getronics NV ................................         17,900           965,566
Koninklijke Philips Electronics NV ..........          7,360           740,729
STMicroelectronics NV .......................         11,800           873,200
                                                                    ----------
                                                                     3,009,755
POLAND - 0.7%
Agora S.A. GDR* .............................         38,000           326,800

PORTUGAL - 0.4%
Portugal Telecom S.A ........................          5,100           212,263

SINGAPORE - 1.1%
Dairy Farm International Holdings, Ltd. .....        310,000           308,450
Singapore Press Holdings, Ltd. ..............         12,900           203,305
                                                                    ----------
                                                                       511,755
SWEDEN - 0.8%
Autoliv, Inc. ...............................         10,200           384,460

See accompanying notes.
---------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------
SEPTEMBER 30, 1999

Security Equity Fund - Global Series (continued)

                                                    NUMBER          MARKET
COMMON STOCKS (continued)                          OF SHARES         VALUE
------------------------------------------------------------------------------

SWITZERLAND - 0.3%
Adecco S.A ..................................         225        $   125,800

UNITED KINGDOM - 8.7%
Allied Zurich PLC ...........................      36,600            424,950
BP Amoco PLC ADR ............................       1,700            188,381
Cadbury Schweppes PLC .......................      85,200            592,133
Dixons Group PLC ............................      19,000            340,447
Glaxo Wellcome PLC ADR ......................       4,200            218,400
Hanson PLC ..................................      55,500            428,223
Reed International PLC ......................      56,200            338,523
Rentokil Initial PLC ........................     113,200            399,890
Royal Bank of Scotland Group PLC ............      11,400            244,822
Telewest Communications PLC* ................      46,000            170,833
WPP Group PLC ...............................      97,400            901,493
                                                                 -----------
                                                                   4,248,095
UNITED STATES - 34.1%
Affymetrix, Inc.* ...........................       4,800            472,500
American Express Company ....................       3,700            498,112
American International Group, Inc. ..........       2,300            199,956
Amgen, Inc.* ................................       5,600            456,400
Associates First Capital Corporation ........       4,600            165,600
C.R. Bard, Inc. .............................       5,500            258,844
Cadence Design Systems, Inc.* ...............      47,500            629,375
Cardinal Health, Inc. .......................       3,300            179,850
Circuit City Stores-Circuit City Group ......      10,400            438,750
Cisco Systems, Inc.* ........................       9,400            644,487
Fannie Mae ..................................       7,400            463,887
Genzyme Corporation* ........................       6,800            306,425
Gilead Sciences, Inc.* ......................       6,700            430,056
Goldman Sachs Group, Inc. ...................         600             36,600
Hasbro, Inc. ................................      15,400            330,137
International Business Machines
   Corporation ..............................       6,500            788,938
International Flavors &
   Fragrances, Inc. .........................      15,400            531,300
International Game Technology ...............      19,400            349,200
Lehman Brothers Holdings, Inc. ..............       8,000            466,500
Manpower, Inc. ..............................       9,100            265,038
MCI WorldCom, Inc.* .........................       4,800            345,000
Millennium Pharmaceuticals, Inc.* ...........       7,700            500,500
Morgan Stanley Dean Witter
   & Company ................................         600             53,513
National Semiconductor
   Corporation* .............................      42,200          1,287,100
Oracle Corporation* .........................      12,300            559,650
QUALCOMM, Inc.* .............................      16,600          3,140,513
Quintiles Transnational
   Corporation* .............................      16,100            306,403
Scientific-Atlanta, Inc. ....................      16,600            822,738
Sun Microsystems, Inc.* .....................      15,300          1,422,900
Synopsys, Inc.* .............................       3,400            190,931
Walt Disney Company .........................       7,700            199,237
                                                                 -----------
                                                                  16,740,440
                                                                 -----------
   Total common stocks - 91.3% ..........................         44,795,711
    Cash and other assets,
     less liabilities - 8.7% ............................          4,289,468
                                                                 -----------
     Total net assets - 100% ............................        $49,085,179
                                                                 ===========


INVESTMENT CONCENTRATION
------------------------
At September 30, 1999, Global Series' investment concentration, by industry, was as follows:
Advertising .................................................            1.8%
Apparel .....................................................            0.5%
Auto Parts & Supplies .......................................            0.8%
Automobiles .................................................            5.4%
Banks & Credit ..............................................            1.0%
Broadcast Media .............................................            4.6%
Building & Construction .....................................            0.9%
Communications ..............................................            6.4%
Computer Software ...........................................            1.3%
Computer Systems ............................................            8.7%
Cosmetics ...................................................            1.7%
Drugs .......................................................            5.6%
Electronics .................................................            4.2%
Entertainment ...............................................            1.8%
Environmental ...............................................            1.1%
Financial Services ..........................................            5.8%
Food Wholesalers ............................................            1.6%
Health Care .................................................            5.8%
Household Products ..........................................            1.1%
Industrial Services .........................................            0.8%
Insurance ...................................................            2.9%
Machinery ...................................................            0.5%
Manufacturing ...............................................            0.9%
Medical .....................................................            2.0%
Office Equipment ............................................            1.0%
Oil .........................................................            0.4%
Publishing ..................................................            1.4%
Real Estate Development .....................................            1.2%
Retail ......................................................            2.2%
Semiconductors ..............................................            4.7%
Services ....................................................            1.6%
Telecommunications ..........................................           11.3%
Toys & Sporting Goods .......................................            0.3%
Cash, short-term instruments
   and other assets, less liabilities .......................            8.7%
                                                                       -----
                                                                       100.0%
                                                                       =====

See accompanying notes.
---------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------
SEPTEMBER 30, 1999

Security Equity Fund - Total Return Series

                                                       NUMBER        MARKET
COMMON STOCKS                                         OF SHARES       VALUE
------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.3%
General Dynamics Corporation ...................        1,450        $ 90,534

BANKS - MAJOR REGIONAL - 1.8%
Bank of New York Company, Inc. .................        4,000         133,750

BANKS - MONEY CENTER - 3.7%
Bank of America Corporation ....................        2,200         122,513
Chase Manhattan Corporation ....................        1,900         143,212
                                                                     --------
                                                                      265,725

BEVERAGES - ALCOHOLIC - 1.5%
Anheuser-Busch Companies, Inc. .................        1,500         105,094

BROADCAST MEDIA - 2.0%
Clear Channel Communications, Inc.*.............        1,825         145,772

BUILDING MATERIALS - 0.5%
Masco Corporation ..............................        1,250          38,750

COMMUNICATIONS EQUIPMENT - 3.6%
Lucent Technologies, Inc. ......................        1,350          87,581
Nortel Networks Corporation ....................        2,000         102,000
Tellabs, Inc.* .................................        1,200          68,325
                                                                     --------
                                                                      257,906
COMPUTER HARDWARE - 2.0%
International Business Machines
   Corporation .................................        1,200         145,650

COMPUTER SOFTWARE/SERVICES - 6.2%
America Online, Inc.* ..........................          675          70,200
BMC Software, Inc.* ............................        2,300         164,594
Microsoft Corporation* .........................        2,400         217,350
                                                                     --------
                                                                      452,144
COMPUTERS - NETWORKING - 1.4%
Cisco Systems, Inc.* ...........................        1,450          99,416

COMPUTERS - PERIPHERALS - 2.9%
EMC Corporation* ...............................        1,400         100,012
Lexmark International Group, Inc.* .............        1,400         112,700
                                                                     --------
                                                                      212,712
CONSUMER FINANCE - 1.8%
Household International, Inc. ..................        3,200         128,400

DISTRIBUTION - FOOD & HEALTH - 1.7%
Cardinal Health, Inc. ..........................        2,200         119,900

ELECTRONICS - SEMICONDUCTORS - 2.3%
Intel Corporation ..............................        2,250         167,203

ENTERTAINMENT - 1.8%
Seagram Company, Ltd. ..........................        2,800         127,400

ELECTRICAL EQUIPMENT - 2.9%
General Electric Company .......................        1,800         213,412

EQUIPMENT - SEMICONDUCTORS - 1.4%
Applied Materials, Inc.* .......................        1,300         101,237

FINANCIAL - DIVERSE - 1.8%
Fannie Mae .....................................        2,100         131,644

FOODS - 1.6%
Bestfoods, Inc. ................................        2,350         113,975

FOOTWEAR - 1.1%
Nike, Inc. (Cl.B) ..............................        1,400          79,625

HEALTH CARE - DIVERSE - 3.7%
Abbott Laboratories ............................        3,300         121,275
Bristol-Myers Squibb Company ...................        2,200         148,500
                                                                     --------
                                                                      269,775
HOUSEHOLD FURNISHINGS & APPLIANCES - 0.4%
Leggett & Platt, Inc. ..........................        1,600          31,500

HOUSEHOLD PRODUCTS - 3.8%
Colgate-Palmolive Company ......................        2,750         125,812
Dial Corporation ...............................        1,850          47,175
Procter & Gamble Company .......................        1,100         103,125
                                                                     --------
                                                                      276,112
INSURANCE - LIFE/HEALTH - 3.4%
American General Corporation ...................        2,100         132,694
Protective Life Corporation ....................        4,000         116,000
                                                                     --------
                                                                      248,694
INSURANCE - MULTILINE - 1.9%
American International Group, Inc. .............        1,625         141,273

MANUFACTURING - DIVERSIFIED - 2.1%
Tyco International, Ltd. .......................        1,450         149,712

MEDICAL PRODUCTS & SUPPLIES - 5.7%
Baxter International, Inc. .....................        2,300         138,575
Guidant Corporation ............................        2,600         139,425
Medtronic, Inc. ................................        3,800         134,900
                                                                     --------
                                                                      412,900
OFFICE EQUIPMENT & SUPPLIES - 1.8%
Pitney Bowes, Inc. .............................        2,200         134,063

PHARMACEUTICALS - MAJOR - 2.7%
Merck & Company, Inc. ..........................        1,100          71,294
Schering-Plough Corporation ....................        2,800         122,150
                                                                     --------
                                                                      193,444
PUBLISHING - NEWSPAPER - 3.8%
Gannett Company, Inc. ..........................        2,100         145,294
Tribune Company ................................        2,650         131,837
                                                                     --------
                                                                      277,131

See accompanying notes.
-----------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------
SEPTEMBER 30, 1999

Security Equity Fund - Total Return Series (continued)


                                                   PRINCIPAL
                                                    AMOUNT OR
                                                     NUMBER        MARKET
COMMON STOCKS (continued)                           OF SHARES      VALUE
--------------------------------------------------------------------------
RESTAURANTS - 1.1%
McDonald's Corporation ...........................    1,800      $   77,400

RETAIL - BUILDING SUPPLIES - 1.6%
Lowe's Companies, Inc. ...........................    2,400         117,000

RETAIL - DRUG STORES - 2.1%
Walgreen Company .................................    5,900         149,713

RETAIL - FOOD CHAINS - 3.3%
Kroger Company* ..................................    5,600         123,550
Safeway, Inc.* ...................................    3,000         114,188
                                                                 ----------
                                                                    237,738
RETAIL - GENERAL MERCHANDISE - 4.0%
Dayton Hudson Corporation ........................    2,300         138,144
Wal-Mart Stores, Inc. ............................    3,200         152,200
                                                                 ----------
                                                                    290,344

RETAIL - SPECIALTY - 1.5%
Staples, Inc.* ...................................    4,925         107,427

SERVICES - ADVERTISING/MARKETING - 2.3%
Omnicom Group, Inc. ..............................    2,100         166,294

SERVICES - COMMERCIAL & CONSUMER - 2.0%
Viad Corporation .................................    5,000         147,500

TELECOMMUNICATION - LONG DISTANCE - 3.0%
MCI WorldCom, Inc.* ..............................    1,700         122,187
Sprint Corporation (FON Group) ...................    1,700          92,225
                                                                 ----------
                                                                    214,412
TELEPHONE - 5.1%
BellSouth Corporation ............................    3,400         153,000
Centurytel, Inc. .................................    1,850          75,156
SBC Communications, Inc. .........................    2,800         142,975
                                                                 ----------
                                                                    371,131
                                                                 ----------
   Total common stocks - 98.6% ............................       7,143,812

MONEY MARKET FUND - 1.4%
   Chase Master Note Program ...................   $102,394         102,394
                                                                 ----------
   Total investments - 100.0% .............................       7,246,206

   Cash and other assets, less liabilities - 0.0% .........           1,093
                                                                 ----------
   Total net assets - 100% ................................      $7,247,299
                                                                 ==========


Security Equity Fund - Social Awareness Series

                                                       NUMBER        MARKET
COMMON STOCKS                                         OF SHARES       VALUE
------------------------------------------------------------------------------
AIR FREIGHT - 0.2%
FDX Corporation* ................................     1,000      $   38,750

AIRLINES - 0.4%
Southwest Airlines Company ......................     5,900          89,606

ALUMINUM - 0.5%
Alcoa, Inc. .....................................     1,900         117,919

AUTO PARTS & EQUIPMENT - 0.5%
Dana Corporation ................................     3,100         115,087

BANKS - MAJOR REGIONAL - 4.1%
Bank of New York Company, Inc. ..................     6,400         214,000
Northern Trust Corporation ......................     2,800         233,800
PNC Bank Corporation ............................     2,600         136,987
Wachovia Corporation ............................     1,300         102,213
Wells Fargo Company .............................     6,500         257,562
                                                                 ----------
                                                                    944,562
BANKS - MONEY CENTER - 2.0%
Bank of America Corporation .....................     4,500         250,594
Chase Manhattan Corporation .....................     2,600         195,975
                                                                 ----------
                                                                    446,569
BEVERAGES - SOFT DRINK - 1.5%
Coca-Cola Company ...............................     5,300         254,731
PepsiCo, Inc. ...................................     3,300          99,825
                                                                 ----------
                                                                    354,556
BROADCAST MEDIA - 1.3%
AMFM, Inc.* .....................................     1,800         109,462
Comcast Corporation (Cl.A) ......................     5,000         199,375
                                                                 ----------
                                                                    308,837
CHEMICALS - BASIC - 0.8%
Praxair, Inc. ...................................     4,000         184,000

CHEMICALS - SPECIALTY - 0.6%
H.B. Fuller Company .............................     2,200         133,925

COMMUNICATIONS - EQUIPMENT - 3.7%
ADC Telecommunications, Inc.* ...................     4,800         201,300
Comverse Technology, Inc.* ......................     2,250         212,203
Lucent Technologies, Inc. .......................     2,310         149,861
Scientific Atlanta, Inc. ........................     3,100         153,644
Tellabs, Inc.* ..................................     2,400         136,650
                                                                 ----------
                                                                    853,658
COMPUTER SOFTWARE/SERVICES - 7.7%
Adobe Systems, Inc. .............................     1,700         192,950
Affiliated Computer Services, Inc.*  ............     3,100         125,938
American Management Systems, Inc.*...............     4,600         118,019
Compuware Corporation* ..........................     6,900         179,831
Microsoft Corporation* ..........................    12,600       1,141,087
                                                                 ----------
                                                                  1,757,825

See accompanying notes.
----------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------
SEPTEMBER 30, 1999

Security Equity Fund - Social Awareness Series (continued)

                                                       NUMBER        MARKET
COMMON STOCKS (continued)                             OF SHARES       VALUE
------------------------------------------------------------------------------
COMPUTER HARDWARE - 3.5%
Compaq Computer Corporation ...................         5,300      $  121,569
Hewlett-Packard Company .......................         2,500         230,000
International Business Machines
   Corporation ................................         3,800         461,225
                                                                   ----------
                                                                      812,794
COMPUTERS - NETWORKING - 2.6%
Cisco Systems, Inc.* ..........................         8,650         593,066

COMPUTERS - PERIPHERALS - 1.0%
EMC Corporation* ..............................         3,200         228,600

CONSUMER FINANCE - 0.6%
Household International, Inc. .................         3,200         128,400

DISTRIBUTION - FOOD & HEALTH - 0.6%
Cardinal Health, Inc. .........................         2,675         145,788

ELECTRICAL EQUIPMENT - 4.2%
Cooper Industries, Inc. .......................         4,400         205,700
Emerson Electric Company ......................         3,600         227,475
Hubbell, Inc. (Cl.B) ..........................         2,200          70,125
Molex, Inc. ...................................         5,200         189,150
Thomas & Betts Corporation ....................         5,100         260,100
                                                                   ----------
                                                                      952,550
ELECTRONICS - SEMICONDUCTORS - 5.5%
Analog Devices, Inc.* .........................         3,200         164,000
Intel Corporation .............................        10,600         787,713
Micron Technology, Inc. .......................         1,400          93,187
Texas Instruments, Inc. .......................         1,200          98,700
Xilinx, Inc.* .................................         1,800         117,956
                                                                   ----------
                                                                    1,261,556
ENGINEERING & CONSTRUCTION - 0.4%
Granite Construction, Inc. ....................         3,800          99,038

ENTERTAINMENT - 2.4%
Time Warner, Inc. .............................         3,400         206,550
Viacom, Inc., (Cl.B) ..........................         5,200         219,700
Walt Disney Company ...........................         5,000         129,375
                                                                   ----------
                                                                      555,625
FINANCIAL - DIVERSE - 3.0%
American Express Company ......................         1,600         215,400
Fannie Mae ....................................         3,500         219,406
Finova Group, Inc. ............................         2,800         102,200
Freddie Mac ...................................         3,100         161,200
                                                                   ----------
                                                                      698,206
FOODS - 1.6%
Bestfoods .....................................         2,500         121,250
General Mills, Inc. ...........................         1,500         121,687
Kellogg Company ...............................         3,200         119,800
                                                                   ----------
                                                                      362,737
HARDWARE & TOOLS - 0.4%
Black & Decker Corporation ....................         1,800          82,238

HEALTH CARE - DIVERSE - 2.7%
Allergan, Inc. ................................         1,300         143,000
Johnson & Johnson .............................         5,200         477,750
                                                                   ----------
                                                                      620,750
HOUSEHOLD FURNISHINGS & APPLIANCES - 0.6%
Leggett & Platt, Inc. .........................         6,800         133,875

HOUSEHOLD PRODUCTS - 2.9%
Clorox Company ................................         2,800         107,100
Colgate-Palmolive Company .....................         1,600          73,200
Kimberly-Clark Corporation ....................         2,000         105,000
Procter & Gamble Company ......................         4,000         375,000
                                                                   ----------
                                                                      660,300
INSURANCE - LIFE/HEALTH - 0.7%
American General Corporation ..................         2,500         157,969

INSURANCE - MULTILINE - 2.4%
American International Group, Inc. ............         6,387         555,270

INSURANCE - PROPERTY & CASUALTY - 0.6%
Chubb Corporation .............................         2,900         144,456

LEISURE TIME PRODUCTS - 0.3%
Mattel, Inc. ..................................         3,700          70,300

MACHINERY - DIVERSE - 2.4%
Case Corporation ..............................         5,700         283,931
Deere & Company ...............................         3,400         131,537
Milacron, Inc. ................................         7,200         127,800
                                                                   ----------
                                                                      543,268
MANUFACTURING - DIVERSIFIED - 0.8%
Illinois Tool Works, Inc. .....................         2,300         171,494

MANUFACTURING - SPECIALIZED - 0.6%
Avery Dennison Corporation ....................         2,500         131,875

MEDICAL PRODUCTS & SUPPLIES - 1.7%
Boston Scientific Corporation* ................         2,600          64,188
Guidant Corporation* ..........................         3,200         171,600
Medtronic, Inc. ...............................         4,400         156,200
                                                                   ----------
                                                                      391,988

OFFICE EQUIPMENT & SUPPLIES - 0.5%
Pitney Bowes, Inc. ............................         1,800         109,688

OIL - DOMESTIC - 1.1%
Atlantic Richfield Company ....................         2,900         257,013

OIL - INTERNATIONAL - 1.0%
BP Amoco PLC ADR...............................         2,014         223,176

See accompanying notes.
------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------
SEPTEMBER 30, 1999

Security Equity Fund - Social Awareness Series (continued)

                                                      NUMBER       MARKET
COMMON STOCKS (continued)                            OF SHARES      VALUE
------------------------------------------------------------------------------

OIL & GAS - DRILLING & EQUIPMENT - 1.7%
BJ Services Company* ........................          6,500    $   206,781
Noble Drilling Corporation* .................          5,700        124,687
Smith International, Inc.* ..................          1,300         52,650
                                                                -----------
                                                                    384,118
OIL & GAS - EXPLORATION PRODUCTION - 2.1%
Anadarko Petroleum Corporation ..............          5,500        168,094
Apache Corporation ..........................          7,400        319,588
                                                                -----------
                                                                    487,682
PAPER & FOREST PRODUCTS - 1.2%
Mead Corporation ............................          4,300        147,813
Westvaco Corporation ........................          4,900        125,562
                                                                -----------
                                                                    273,375
PERSONAL CARE - 0.5%
Gillette Company ............................          3,500        118,781

PHARMACEUTICALS - MAJOR - 3.6%
Merck & Company, Inc. .......................          9,100        589,794
Schering-Plough Corporation .................          5,300        231,212
                                                                -----------
                                                                    821,006
PHOTOGRAPHY/IMAGING - 0.4%
Xerox Corporation ...........................          2,400        100,650

PUBLISHING - 0.4%
McGraw-Hill Companies, Inc. .................          1,800         87,075

PUBLISHING - NEWSPAPER - 0.5%
New York Times Company ......................          3,100        116,250

RESTAURANTS - 0.8%
McDonald's Corporation ......................          4,200        180,600

RETAIL - APPAREL - 1.2%
TJX Companies, Inc. .........................          5,200        145,925
Talbots, Inc. ...............................          3,000        134,812
                                                                -----------
                                                                    280,737
RETAIL - BUILDING SUPPLIES - 1.3%
Lowe's Companies, Inc. ......................          6,300        307,125

RETAIL - DEPARTMENT STORES - 0.5%
Kohl's Corporation* .........................          1,600        105,800

RETAIL - DISCOUNTERS - 0.9%
Family Dollar Stores, Inc. ..................         10,000        211,250

RETAIL - DRUG STORES - 0.7%
CVS Corporation .............................          3,800        155,087

RETAIL - FOOD CHAINS - 0.6%
Kroger Company* .............................          6,000        132,375

RETAIL - GENERAL MERCHANDISE - 0.9%
Dayton Hudson Corporation ...................          3,500    $   210,219

SAVINGS & LOAN - 0.2%
Washington Mutual, Inc. .....................          1,680         49,140

SERVICES - ADVERTISING/MARKETING - 0.9%
Omnicom Group, Inc. .........................          2,600        205,888

SERVICES - DATA PROCESSING - 0.6%
Paychex, Inc. ...............................          4,200        143,325

TELECOMMUNICATIONS - CELLULAR - 0.8%
Sprint Corporation (PCS Group)* .............          2,450        182,678

TELECOMMUNICATIONS - LONG DISTANCE - 2.8%
AT&T Corporation ............................          9,244        402,114
MCI WorldCom, Inc.* .........................          1,700        122,187
Sprint Corporation (FON Group) ..............          2,200        119,350
                                                                -----------
                                                                    643,651
TELEPHONE - 5.0%
Ameritech Corporation .......................          3,000        201,563
Bell Atlantic Corporation ...................          5,900        397,144
Bellsouth Corporation .......................          5,000        225,000
SBC Communications, Inc. ....................          6,500        331,907
                                                                -----------
                                                                  1,155,614
                                                                -----------
   Total common stocks - 95.0% .............................     21,789,740
   Cash and other assets,
     less liabilities - 5.0% ...............................      1,153,120
                                                                -----------
   Total net assets - 100.0% ...............................    $22,942,860
                                                                ===========

Security Equity Fund - Value Series

                                                      NUMBER       MARKET
COMMON STOCKS                                        OF SHARES      VALUE
------------------------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.3%
Motorcar Parts & Accessories, Inc.* .........         50,000    $   106,000

BANKS - MAJOR REGIONAL - 1.1%
BankBoston Corporation ......................          5,300        229,887
Northern Trust Corporation ..................          1,600        133,600
                                                                -----------
                                                                    363,487
BIOTECHNOLOGY - 0.6%
Ligand Pharmaceuticals, Inc. (Cl.B)* ........         26,000        198,250

CHEMICALS - BASIC - 1.7%
Solutia, Inc. ...............................         32,200        575,575


See accompanying notes.
------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------
SEPTEMBER 30, 1999

Security Equity Fund - Value Series (continued)

                                                   NUMBER           MARKET
COMMON STOCKS (continued)                         OF SHARES          VALUE
------------------------------------------------------------------------------
CHEMICALS - SPECIALTY - 0.8%
Material Sciences Corporation* ...............      21,000        $  279,562

COMMUNICATION EQUIPMENT - 3.2%
Comverse Technology, Inc.* ...................       8,000           754,500
Protection One, Inc.* ........................      68,000           272,000
Transcrypt International, Inc.* ..............      25,000            48,438
                                                                  ----------
                                                                   1,074,938
COMPUTER HARDWARE - 0.7%
Silicon Graphics, Inc.* ......................      22,000           240,625

COMPUTER SOFTWARE/SERVICES - 8.6%
AXENT Technologies, Inc.* ....................      30,000           388,125
Computer Sciences Corporation* ...............       8,800           618,750
JDA Software Group, Inc.* ....................      70,000           818,125
Mediconsult.Com, Inc.* .......................      66,000           511,500
Rational Software Corporation* ...............      12,000           351,375
Unova, Inc.* .................................      15,300           204,637
                                                                  ----------
                                                                   2,892,512
ELECTRICAL EQUIPMENT - 4.4%
Benchmark Electronics, Inc.* .................      17,000           600,312
Maxwell Technologies, Inc.* ..................      67,000           879,375
                                                                  ----------
                                                                   1,479,687
ELECTRIC COMPANIES - 1.8%
Western Resources, Inc. ......................      28,600           611,325

ELECTRONICS - INSTRUMENTATION - 1.0%
E G & G, Inc. ................................       8,700           346,369

ELECTRONICS - SEMICONDUCTORS - 0.7%
S3, Inc.* ....................................      23,700           247,369

FOODS - 4.4%
Agribrands International, Inc.* ..............      16,400           813,850
Hormel Foods Corporation .....................      16,000           661,000
                                                                  ----------
                                                                   1,474,850
GAMING & LOTTERY - 1.3%
Mandalay Resort Group* .......................      22,000           434,500

HEALTH CARE - SPECIALIZED SERVICES - 2.5%
CryoLife, Inc.* ..............................      66,000           825,000

HOSPITAL MANAGEMENT - 2.3%
Columbia/HCA Healthcare
   Corporation ...............................      14,100           298,744
Tenet Healthcare Corporation* ................      27,000           474,188
                                                                  ----------
                                                                     772,932
INSURANCE - LIFE/HEALTH - 1.9%
AFLAC, Inc. ..................................      12,000        $  502,500
UnumProvident Corporation ....................       5,000           147,187
                                                                  ----------
                                                                     649,687
INSURANCE - PROPERTY & CASUALTY - 1.0%
Horace Mann Educators Corporation ............      13,000           335,563

INVESTMENT BANK/BROKERAGE - 2.4%
Goldman Sachs Group, Inc. ....................       8,000           488,000
Legg Mason, Inc. .............................       8,000           306,500
                                                                  ----------
                                                                     794,500
LEISURE TIME PRODUCTS - 3.2%
Hasbro, Inc. .................................      19,500           418,031
Midway Games, Inc.* ..........................      42,000           661,500
                                                                  ----------
                                                                   1,079,531
MANUFACTURING - DIVERSIFIED - 1.1%
AEP Industries, Inc.* ........................      10,200           377,400

MANUFACTURING - SPECIALIZED - 1.5%
Brady Corporation (Cl.A) .....................      16,000           512,000

MEDICAL PRODUCTS & SUPPLIES - 1.2%
Sunrise Medical, Inc.* .......................      70,000           420,000

NATURAL GAS - 2.3%
KN Energy, Inc. ..............................      35,000           785,313

OIL - DOMESTIC - 1.2%
Transmontaigne, Inc.* ........................      26,500           397,500

OIL - INTERNATIONAL - 2.8%
Tesoro Petroleum Corporation* ................      57,100           942,150

OIL & GAS - DRILLING & EQUIPMENT - 3.7%
BJ Services Company* .........................      24,000           763,500
ENSCO International, Inc. ....................      27,000           487,688
                                                                  ----------
                                                                   1,251,188
OIL & GAS - EXPLORATION & PRODUCTION - 13.1%
Anadarko Petroleum Corporation ...............      17,000           519,562
Apache Corporation ...........................      12,000           518,250
Burlington Resources, Inc. ...................      14,000           514,500
Callon Petroleum Company* ....................      28,000           427,000
Chieftain International, Inc.* ...............      39,000           736,125
Evergreen Resources, Inc.* ...................      15,000           360,938
Murphy Oil Corporation .......................      13,000           702,812
Ocean Energy, Inc.* ..........................      60,000           611,250
                                                                  ----------
                                                                   4,390,437
PUBLISHING - NEWSPAPER - 1.0%
E.W. Scripps Company (Cl.A) ..................       7,000           343,875


                            See accompanying notes.

SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------
SEPTEMBER 30, 1999

Security Equity Fund - Value Series (continued)

                                                   NUMBER           MARKET
COMMON STOCKS (continued)                         OF SHARES          VALUE
------------------------------------------------------------------------------
PHARMACEUTICALS - GENERIC - 1.4%
Noven Pharmaceuticals, Inc.* ..................     56,000       $   476,000

PHARMACEUTICALS - MAJOR - 4.0%
Mylan Laboratories, Inc. ......................     24,000           441,000
Teva Pharmaceutical Industries,
  Ltd. ADR ....................................     17,800           895,562
                                                                 -----------
                                                                   1,336,562
RAILROADS - 2.3%
RailAmerica, Inc.* ............................     80,000           790,000

RESTAURANTS - 4.0%
Morrison Management
   Specialists, Inc. ..........................     28,000           630,000
Sonic Corporation* ............................     24,000           730,500
                                                                 -----------
                                                                   1,360,500
RETAIL - APPAREL - 1.5%
Talbots, Inc. .................................     11,000           494,313

SERVICES - ADVERTISING MARKETING - 3.7%
Acxiom Corporation* ...........................     39,000           766,594
True North Communications, Inc. ...............     13,100           476,512
                                                                 -----------
                                                                   1,243,106
SERVICES - COMMERCIAL & CONSUMER - 6.0%
Angelica Corporation ..........................     76,000           874,000
Cerner Corporation* ...........................     25,000           381,250
Tier Technologies, Inc.* ......................    110,000           756,250
                                                                 -----------
                                                                   2,011,500
SERVICES - COMPUTER SYSTEMS - 0.9%
Comdisco, Inc. ................................     16,000           309,000
Textiles - Apparel - 3.6%
Kellwood Company ..............................     55,000         1,210,000
Trucking - 0.3%
Motor Cargo Industries, Inc.* .................     16,200           111,375
                                                                 -----------
   Total common stocks - 99.8% ...........................        33,544,481
   Cash and other assets,
     less liabilities - 0.2% .............................            79,388
                                                                 -----------
   Total net assets - 100.0% .............................       $33,623,869
                                                                 ===========
Security Equity Fund - Small company Series

                                                   NUMBER           MARKET
COMMON STOCKS                                     OF SHARES          VALUE
------------------------------------------------------------------------------
BIOTECHNOLOGY - 4.0%
Cephalon, Inc.* ...............................     13,500       $   242,578
Human Genome Sciences, Inc.* ..................      1,400           103,250
Millennium Pharmaceutical* ....................      3,400           221,000
Transkaryotic Therapies, Inc.* ................      4,500           231,188
                                                                 -----------
                                                                     798,016
BROADCAST MEDIA - 1.3%
Acme Communications, Inc.* ....................      2,300            71,300
Cumulus Media, Inc.* ..........................      2,000            65,375
Young Broadcasting, Inc.* .....................      2,300           120,463
                                                                 -----------
                                                                     257,138
COMMUNICATION EQUIPMENT - 8.7%
Aironet Wireless Communications, Inc.* ........     21,000           441,000
ANTEC Corporation* ............................     10,000           531,250
Digital Microwave Corporation* ................     21,000           329,438
Harmonic, Inc.* ...............................      3,100           405,519
Proxim, Inc.* .................................      1,200            55,200
                                                                 -----------
                                                                   1,762,407
COMPUTER HARDWARE - 0.5%
MTI Technology Corporation* ...................      4,500           103,781

COMPUTERS - NETWORKING - 1.5%
Foundry Networks, Inc.* .......................      1,100           138,600
International Network Services* ...............      3,200           174,000
                                                                 -----------
                                                                     312,600
COMPUTER SOFTWARE/SERVICES - 14.3%
Activision, Inc.* .............................     10,000           176,250
Bluestone Software, Inc.* .....................      1,700            39,313
BroadVision, Inc.* ............................      2,000           266,125
Business Objects ADR ..........................      5,500           324,500
Clarify, Inc.* ................................      6,800           342,125
Electronics for Imaging, Inc.* ................      6,600           339,281
ITXC Corporation* .............................      5,200           165,425
Interactive Pictures Corporation* .............      2,500            53,750
Marimba, Inc.* ................................      3,100            92,613
Micromuse, Inc.* ..............................      2,500           160,625
Mission Critical Software, Inc.* ..............      3,000           133,500
Packeteer, Inc.* ..............................      1,300            44,281
Peerless Systems Corporation* .................      4,500            59,625
RSA Security, Inc.* ...........................     11,000           292,187
Verity, Inc.* .................................      5,700           392,231
                                                                 -----------
                                                                   2,881,831
DISTRIBUTION - FOOD & HEALTH - 0.5%
Hain Food Group, Inc.* ........................      3,800            94,050

                            See accompanying notes.

SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------
SEPTEMBER 30, 1999

Security Equity Fund - Small Company Series (continued)

                                                   NUMBER          MARKET
COMMON STOCKS (continued)                         OF SHARES        VALUE
------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 1.2%
C-COR.net Corporation* ........................    4,500        $  136,687
KEMET Corporation* ............................    3,500           111,891
                                                                ----------
                                                                   248,578
ELECTRONICS - INSTRUMENTATION - 2.9%
Alpha Industries, Inc.* .......................    5,600           315,875
Sawtek, Inc.* .................................    7,600           266,000
                                                                ----------
                                                                   581,875

ELECTRONICS - SEMICONDUCTORS - 6.8%
Credence Systems Corporation* .................    5,100           228,863
Cymer, Inc.* ..................................    5,500           190,781
Integrated Device Technology, Inc.*  ..........    9,000           166,500
Micrel, Inc.* .................................    3,600           156,150
PRI Automation, Inc.* .........................    1,600            57,800
SDL, Inc.* ....................................    2,500           190,781
TranSwitch Corporation* .......................    6,700           381,900
                                                                ----------
                                                                 1,372,775
EQUIPMENT - SEMICONDUCTORS - 2.2%
Etec Systems, Inc.* ...........................    5,600           210,700
Helix Technology Corporation ..................    7,000           232,750
                                                                ----------
                                                                   443,450
HEALTH CARE - SPECIALIZED SERVICES - 0.8%
Hooper Holmes, Inc. ...........................    6,500           166,563

HOUSEHOLD PRODUCTS - 1.1%
Church & Dwight Co., Inc. .....................    8,500           212,500

HOUSEWARES - 0.5%
Salton, Inc.* .................................    3,500           105,656

INVESTMENT BANK/BROKERAGE - 1.5%
Hambrecht & Quist Group* ......................    6,200           303,412

LEISURE TIME PRODUCTS - 1.8%
Bally Total Fitness Holding
   Corporation* ...............................    6,300           192,544
Midway Games, Inc.* ...........................   10,500           165,375
                                                                ----------
                                                                   357,919

MANUFACTURING - SPECIALIZED - 3.2%
Optical Coating Laboratory, Inc. ..............    7,000           644,437

MEDICAL PRODUCTS & SUPPLIES - 2.1%
Varian, Inc.* .................................   11,500           204,125
Xomed Surgical Products, Inc.* ................    3,900           222,300
                                                                ----------
                                                                   426,425
OFFICE EQUIPMENT & SUPPLIES - 2.2%
Polycom, Inc.* ................................    9,500           452,734

OIL & GAS - DRILLING & EQUIPMENT - 6.5%
BJ Services Company* ..........................    7,100           225,869
Cooper Cameron Corporation* ...................    2,100            79,275
Core Laboratories NV* .........................    5,000            94,062
Key Energy Group, Inc.* .......................   56,500           278,969
Marine Drilling Companies, Inc.* ..............   12,000           189,750
Precision Drilling Corporation* ...............    4,000            92,750
Pride International, Inc.* ....................   18,000           255,375
UTI Energy Corporation* .......................    4,500            87,469
                                                                ----------
                                                                 1,303,519
OIL & GAS - EXPLORATION & PRODUCTION - 5.5%
Helmerich & Payne, Inc. .......................    7,000           177,187
Louis Dreyfus Natural Gas
   Corporation* ...............................    9,600           205,800
Newfield Exploration Company* .................    4,300           141,631
Pogo Producing Company ........................    9,500           197,125
Stone Energy Corporation* .....................    7,500           381,563
                                                                ----------
                                                                 1,103,306
PHARMACEUTICALS - GENERIC - 1.0%
King Pharmaceuticals, Inc.* ...................    6,000           210,000

PHARMACEUTICALS - MAJOR - 2.7%
Enzon, Inc.* ..................................    8,700           265,350
QLT PhotoTherapeutics, Inc.* ..................    3,600           275,175
                                                                ----------
                                                                   540,525
RESTAURANTS - 3.1%
Applebees International, Inc. .................    9,000           303,187
CEC Entertainment, Inc.* ......................    9,000           322,875
                                                                ----------
                                                                   626,062
RETAIL - APPAREL - 0.6%
American Eagle Outfitters, Inc.* ..............    2,300           111,406

RETAIL - COMPUTERS & ELECTRONICS - 0.6%
Tweeter Home Entertainment
   Group, Inc.* ...............................    3,000           112,125

RETAIL - GENERAL MERCHANDISE - 1.7%
BJ's Wholesale Club, Inc.*.....................    2,000            59,125
Cost Plus, Inc.*...............................    6,000           291,000
                                                                ----------
                                                                   350,125


See accompanying notes.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------
SEPTEMBER 30, 1999

Security Equity Fund - Small Company Series (continued)

                                                     NUMBER          MARKET
COMMON STOCKS (continued)                           OF SHARES        VALUE
------------------------------------------------------------------------------
SERVICES - COMMERCIAL & CONSUMER - 5.6%
About.com, Inc.* ............................         2,800       $   158,200
Copart, Inc.* ...............................         8,200           151,187
Corporate Executive Board Company* ..........         1,500            61,125
Diamond Technology Partners, Inc.* ..........         2,400           107,700
Exodus Communications, Inc.* ................         1,000            72,063
National Information Consortium, Inc.* ......         6,000           148,125
Pre-Paid Legal Services, Inc.* ..............         2,700           106,313
Profit Recovery Group International, Inc.* ..         7,500           334,687
                                                                  -----------
                                                                    1,139,400
SERVICES - COMPUTER SYSTEMS - 2.5%
Technology Solutions Company* ...............        11,000           155,375
Whitman-Hart, Inc.* .........................         9,000           349,031
                                                                  -----------
                                                                      504,406
SERVICES - DATA PROCESSING - 0.8%
Iron Mountain, Inc.* ........................         4,700           159,213

TELECOMMUNICATION - CELLULAR - 4.8%
Pinnacle Holdings, Inc.* ....................        11,000           287,375
Powerwave Technologies, Inc.* ...............         7,800           376,106
Research in Motion, Ltd.* ...................        10,200           315,563
                                                                  -----------
                                                                      979,044
TELECOMMUNICATION - LONG DISTANCE - 1.5%
Powertel, Inc.* .............................         5,600           308,350

TELEPHONE - 1.3%
NEXTLINK Communications, Inc.* ..............         5,200           269,588
                                                                  -----------
   Total common stocks - 95.3% ............................        19,243,216
   Cash and other assets,
     less liabilities - 4.7% ..............................           953,842
                                                                  -----------
   Total net assets - 100.0% ..............................       $20,197,058
                                                                  ===========

Security Equity Fund - Enhanced Index Series

                                                   NUMBER           MARKET
COMMON STOCKS                                     OF SHARES          VALUE
------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.0%
B.F. Goodrich Company .......................           300        $    8,700
Boeing Company ..............................         1,800            76,725
General Dynamics Corporation ................           400            24,975
Wyman-Gordon Company* .......................         6,600           123,337
                                                                   ----------
                                                                      233,737
AGRICULTURAL PRODUCTS - 0.2%
Archer-Daniels-Midland Company ..............           310             3,778
Delta and Pine Land Company .................           500            12,937
Pioneer Hi-Bred International, Inc. .........           500            19,906
                                                                   ----------
                                                                       36,621
AIR FREIGHT - 0.1%
FDX Corporation* ............................           600            23,250

AIRLINES - 0.2%
AMR Corporation* ............................           300            16,350
Delta Air Lines, Inc. .......................           600            29,100
Southwest Airlines Company ..................           550             8,353
                                                                   ----------
                                                                       53,803
ALUMINUM - 0.3%
Alcan Aluminum, Ltd. ........................           200             6,250
Alcoa, Inc. .................................           800            49,650
Reynolds Metal Company ......................           100             6,037
                                                                   ----------
                                                                       61,937
AUTO PARTS & EQUIPMENT - 0.3%
Dana Corporation ............................           100             3,712
Delphi Automotive Systems
   Corporation ..............................         1,098            17,637
Genuine Parts Company .......................           100             2,656
Goodyear Tire & Rubber Company ..............           600            28,875
TRW, Inc. ...................................           400            19,900
                                                                   ----------
                                                                       72,780
AUTOMOBILES - 1.0%
Ford Motor Company ..........................         2,400           120,450
General Motors Corporation(1) ...............         1,600           100,700
                                                                   ----------
                                                                      221,150
BANKS - MAJOR REGIONAL - 3.3%
BB&T Corporation ............................           500            16,187
Bank of New York Company, Inc. ..............         1,400            46,812
Bank One Corporation ........................         2,600            90,512
BankBoston Corporation ......................         1,300            56,388
Comerica, Inc. ..............................           200            10,125
Fifth Third Bancorp .........................           500            30,422
First American Corporation ..................           200             8,575
Firstar Corporation .........................         1,882            48,224


See accompanying notes.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------
SEPTEMBER 30, 1999

Security Equity Fund - Enhanced Index Series (continued)

                                                NUMBER          MARKET
COMMON STOCKS (continued)                      OF SHARES        VALUE
------------------------------------------------------------------------------
BANKS - MAJOR REGIONAL (continued)
Fleet Financial Group, Inc. ............          100        $  3,663
Huntington Bancshares, Inc. ............          200           5,312
Keycorp ................................          500          12,906
Mellon Bank Corporation ................          900          30,375
National City Corporation ..............        1,100          29,356
Northern Trust Corporation .............          100           8,350
PNC Bank Corporation ...................          500          26,344
Regions Financial Corporation ..........          200           6,000
Republic New York Corporation ..........          400          24,575
SouthTrust Corporation .................          300          10,763
State Street Boston ....................          200          12,925
Summit Bancorp .........................          500          16,219
SunTrust Banks, Inc. ...................          500          32,875
Synovus Financial Corporation ..........          100           1,869
Union Planters Corporation .............          600          24,450
Wachovia Corporation ...................          400          31,450
Wells Fargo Company(1) .................        2,900         114,913
Western Bancorp ........................        1,100          42,488
                                                             --------
                                                              742,078
BANKS - MONEY CENTER - 1.9%
Bank of America Corporation(1) .........        3,200         178,200
Chase Manhattan Corporation(1) .........        1,500         113,062
First Union Corporation ................        1,800          64,012
J.P. Morgan & Company, Inc. ............          600          68,550
                                                             --------
                                                              423,824
BEVERAGES - ALCOHOLIC - 0.3%
Anheuser-Busch Companies, Inc. .........          800          56,050

BEVERAGES - SOFT DRINK - 1.3%
Coca-Cola Company(1) ...................        3,700         177,831
Coca-Cola Enterprises, Inc. ............        1,200          27,075
PepsiCo, Inc. ..........................        2,700          81,675
                                                             --------
                                                              286,581
BIOTECHNOLOGY - 0.4%
Amgen, Inc.* ...........................        1,100          89,650

BROADCAST MEDIA - 1.5%
CBS Corporation* .......................          200           9,250
Clear Channel
   Communications, Inc.* ...............          900          71,887
Comcast Corporation (Cl.A) .............        1,400          55,825
MediaOne Group, Inc.*(1) ...............        2,900         198,106
                                                             --------
                                                              335,068
BUILDING MATERIALS - 0.1%
Armstrong World Industries, Inc. .......          100           4,494
Masco Corporation ......................          400          12,400
                                                             --------
                                                               16,894
CHEMICALS - BASIC - 1.0%
Air Products & Chemicals, Inc. .........          100           2,906
Dow Chemical Company ...................          300          34,087
E.I. du Pont de Nemours
   & Company(1) ........................        2,034         123,820
Eastman Chemical Company ...............          100           4,000
Praxair, Inc. ..........................          100           4,600
Rohm & Haas Company ....................          200           7,225
Union Carbide Corporation ..............          700          39,769
                                                             --------
                                                              216,407
CHEMICALS - DIVERSIFIED - 0.3%
Engelhard Corporation ..................          800          14,550
FMC Corporation* .......................          300          14,475
Monsanto Company .......................          900          32,119
PPG Industries, Inc. ...................          200          12,000
                                                             --------
                                                               73,144
CHEMICALS - SPECIALTY - 0.8%
International Flavors &
   Fragrances, Inc. ....................          200           6,900
Nalco Chemical Company .................        3,500         176,750
W.R. Grace & Company* ..................          100           1,606
                                                             --------
                                                              185,256
COMMUNICATION EQUIPMENT - 3.2%
ADC Telecommunications, Inc.* ..........          600          25,163
Andrew Corporation* ....................          200           3,475
Excel Switching Corporation* ...........          700          25,112
General Instrument Corporation* ........          600          28,875
Lucent Technologies, Inc.(1) ...........        4,775         309,778
Motorola, Inc. .........................        1,100          96,800
Nortel Networks Corporation ............        2,000         102,000
QUALCOMM, Inc.*(1) .....................          400          75,675
Scientific-Atlanta, Inc. ...............          200           9,912
Tellabs, Inc.* .........................          700          39,856
                                                             --------
                                                              716,646

See accompanying notes.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------
SEPTEMBER 30, 1999

Security Equity Fund - Enhanced Index Series (continued)

                                                NUMBER          MARKET
COMMON STOCKS (continued)                      OF SHARES        VALUE
------------------------------------------------------------------------------
COMPUTER HARDWARE - 5.1%
Apple Computer, Inc.* ...................          300        $   18,994
Compaq Computer Corporation .............        2,800            64,225
Data General Corporation* ...............          300             6,319
Dell Computer Corporation*(1) ...........        5,000           209,062
Gateway, Inc.* ..........................        1,000            44,437
Hewlett-Packard Company(1) ..............        1,800           165,600
International Business Machines
   Corporation(1) .......................        3,500           424,813
Sequent Computer Systems, Inc.* .........        2,000            36,000
Silicon Graphics, Inc.* .................        1,200            13,125
Sun Microsystems, Inc.*(1) ..............        1,600           148,800
                                                              ----------
                                                               1,131,375
COMPUTER SOFTWARE/SERVICES - 6.8%
Adobe Systems, Inc. .....................          600            68,100
America Online, Inc.*(1) ................        2,450           254,800
BMC Software, Inc.* .....................          400            28,625
Computer Associates
   International, Inc. ..................        1,000            61,250
Computer Sciences Corporation* ..........          400            28,125
Compuware Corporation* ..................          600            15,637
Microsoft Corporation*(1) ...............        9,500           860,344
Novell, Inc.* ...........................        1,100            22,756
Oracle Corporation*(1) ..................        2,800           127,400
Parametric Technology Company* ..........          200             2,700
Unisys Corporation* .....................          900            40,613
                                                              ----------
                                                               1,510,350
COMPUTERS - NETWORKING - 2.2%
3COM Corporation* .......................        1,200            34,500
Cabletron Systems, Inc.* ................          800            12,550
Cisco Systems, Inc.*(1) .................        6,000           411,375
International Network Services* .........          500            27,187
Network Appliance, Inc.* ................          100             7,162
                                                              ----------
                                                                 492,774
COMPUTERS - PERIPHERALS - 0.8%
EMC Corporation*(1) .....................        1,800           128,587
Lexmark International Group, Inc.* ......          300            24,150
Seagate Technology, Inc.* ...............        1,000            30,812
                                                              ----------
                                                                 183,549
CONSTRUCTION - CEMENT - 1.0%
Lone Star Industries, Inc. ..............        4,100           204,487
Vulcan Materials ........................          200             7,325
                                                              ----------
                                                                 211,812
CONSUMER - JEWEL/GIFT - 0.1%
American Greetings Corporation ..........          700            18,025
Jostens, Inc. ...........................          400             7,650
                                                              ----------
                                                                  25,675
CONSUMER FINANCE - 0.4%
Capital One Financial Corporation .......          200             7,800
Countrywide Credit Industries, Inc. .....          100             3,225
Household International, Inc. ...........          700            28,087
MBNA Corporation ........................        1,200            27,375
Providian Financial Corporation .........          300            23,756
                                                              ----------
                                                                  90,243
CONTAINER - METAL/GLASS - 0.0%
Crown Cork & Seal Company, Inc. .........          100             2,425

CONTAINERS & PACKAGING - 0.1%
Temple-Inland, Inc. .....................          400            24,200

DISTRIBUTION - FOOD & HEALTH - 0.3%
Cardinal Health, Inc. ...................          400            21,800
McKesson HBOC, Inc. .....................          500            14,500
SUPERVALU, Inc. .........................          800            17,450
SYSCO Corporation .......................          300            10,519
                                                              ----------
                                                                  64,269
ELECTRIC COMPANIES - 3.1%
AES Corporation* ........................          100             5,900
Ameren Corporation ......................          100             3,781
American Electric Power Company, Inc. ...          400            13,650
Carolina Power & Light Company ..........          300            10,612
Cinergy Corporation .....................          100             2,831
CMS Energy Corporation ..................          200             6,788
Consolidated Edison, Inc. ...............        1,100            45,650
Dominion Resources, Inc. ................          200             9,025
DTE Energy Company ......................          800            28,900
Duke Energy Corporation .................        1,100            60,637
Edison International ....................        2,300            55,919
Entergy Corporation .....................        1,500            43,406
FirstEnergy Corporation .................        1,800            45,900
Florida Progress Corporation ............          200             9,250
FPL Group, Inc. .........................          300            15,112
GPU, Inc. ...............................          200             6,525
Niagra Mohawk Power
   Holdings, Inc.* ......................        2,500            38,594
PG&E Corporation ........................        1,100            28,463
PP&L Resources, Inc. ....................          300             8,119
Pacificorp ..............................          700            14,088
PECO Energy Company .....................          200             7,500
Public Service Enterprise Group, Inc. ...        1,000            38,625



See accompanying notes.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------
SEPTEMBER 30, 1999

Security Equity Fund - Enhanced Index Series

                                                  NUMBER          MARKET
COMMON STOCKS (continued)                        OF SHARES        VALUE
------------------------------------------------------------------------------
ELECTRIC COMPANIES (continued)
Reliant Energy, Inc. ......................        1,300        $ 35,181
Southern Company ..........................        2,600          66,950
Texas Utilities Company ...................          900          33,581
Unicom Corporation ........................        1,200          44,325
United Water Resources, Inc. ..............          400          13,050
                                                                --------
                                                                 692,362
ELECTRICAL EQUIPMENT - 3.8%
Cooper Industries, Inc. ...................          100           4,675
Emerson Electric Company ..................          600          37,913
General Electric Company(1) ...............        6,000         711,375
Honeywell, Inc. ...........................          400          44,525
Rockwell International Company ............          200          10,500
Solectron Corporation* ....................          500          35,906
                                                                --------
                                                                 844,894
ELECTRONICS - DEFENSE - 0.1%
Raytheon Company (Cl.B) ...................          400          19,850

ELECTRONICS - DISTRIBUTION - 0.0%
W.W. Grainger, Inc. .......................          100           4,806

ELECTRONICS - INSTRUMENTATION - 0.1%
EG&G, Inc. ................................          500          19,906

ELECTRONICS - SEMICONDUCTORS - 2.8%
Advanced Micro Devices, Inc.* .............          600          10,313
Intel Corporation(1) ......................        6,118         454,644
LSI Logic Corporation* ....................          400          20,600
Micron Technology, Inc.* ..................          300          19,969
National Semiconductor
   Corporation* ...........................          500          15,250
Texas Instruments, Inc.(1) ................        1,100          90,475
Unitrode Corporation* .....................          500          21,000
                                                                --------
                                                                 632,251
ENTERTAINMENT - 1.8%
King World Productions, Inc.* .............        1,600          60,000
Seagram Company, Inc. .....................          800          36,400
Time Warner, Inc.(1) ......................        2,800         170,100
Viacom, Inc. (Cl.B)* ......................        1,400          59,150
Walt Disney Company .......................        2,900          75,038
                                                                --------
                                                                 400,688
EQUIPMENT - SEMICONDUCTORS - 0.5%
Applied Materials, Inc.*(1) ...............        1,200          93,450
KLA-Tencor Corporation* ...................          200          13,000
                                                                --------
                                                                 106,450
FINANCIAL - DIVERSE - 3.5%
American Express Company(1) ...............        1,000         134,625
Associates First Capital
   Corporation (Cl.A) .....................        1,200          43,200
Citigroup, Inc.(1) ........................        7,200         316,800
Fannie Mae1 ...............................        1,900         119,106
Freddie Mac ...............................        1,200          62,400
Morgan Stanley Dean Witter
   & Company1 .............................        1,000          89,187
SLM Holding Corporation ...................          200           8,600
                                                                --------
                                                                 773,918
FOODS - 0.8%
Bestfoods .................................          300          14,550
ConAgra, Inc. .............................          500          11,281
General Mills, Inc. .......................          200          16,225
H.J. Heinz Company ........................          400          17,200
Kellogg Company ...........................          200           7,487
Nabisco Group Holdings
   Corporation ............................          500           7,500
Quaker Oats Company .......................          100           6,187
Ralston-Ralston Purina Group ..............          300           8,344
Sara Lee Corporation ......................          800          18,750
Unilever NV ...............................          900          61,313
Wm. Wrigley Jr. Company ...................          100           6,881
                                                                --------
                                                                 175,718
FOOTWEAR - 0.1%
Nike, Inc. (Cl.B) .........................          500          28,437
Reebok International, Ltd.* ...............          400           4,275
                                                                --------
                                                                  32,712
GAMING & LOTTERY - 0.1%
Harrah's Entertainment, Inc.* .............          400          11,100
Mirage Resorts, Inc.* .....................          400           5,625
                                                                --------
                                                                  16,725
GOLD & PRECIOUS METALS MINING - 0.0%
Barrick Gold Corporation ..................          400           8,700
Homestake Mining Company ..................          100             919
                                                                --------
                                                                   9,619
HEALTH CARE - DIVERSE - 3.2%
Abbott Laboratories .......................        1,800          66,150
American Home Products
   Corporation(1) .........................        2,200          91,300
Bristol-Myers Squibb Company(1) ...........        3,600         243,000
Johnson & Johnson(1) ......................        2,400         220,500
Warner-Lambert Company(1) .................        1,400          92,925
                                                                --------
                                                                 713,875

See accompanying notes.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------
SEPTEMBER 30, 1999

Security Equity Fund - Enhanced Index Series (continued)

                                                     NUMBER          MARKET
COMMON STOCKS (continued)                           OF SHARES        VALUE
------------------------------------------------------------------------------
HEALTH CARE - LONG TERM CARE - 0.0%
Manor Care, Inc.* ...........................          100        $  1,719

HEALTH CARE - MANAGED CARE - 0.1%
Aetna, Inc. .................................          100           4,925
Humana, Inc.* ...............................          300           2,063
United HealthCare Corporation ...............          200           9,737
Wellpoint Health Networks, Inc.* ............          100           5,700
                                                                  --------
                                                                    22,425
HEALTH CARE - SPECIALIZED SERVICES - 0.0%
HEALTHSOUTH Corporation* ....................          800           4,850

HOMEBUILDING - 0.0%
Centex Corporation* .........................          100           2,956
Pulte Corporation ...........................          400           8,700
                                                                  --------
                                                                    11,656
HOSPITAL MANAGEMENT - 0.0%
Tenet Healthcare Corporation* ...............          600          10,537

HOUSEHOLD FURNISHINGS & APPLIANCES - 0.1%
Maytag Corporation ..........................          200           6,663
Whirlpool Corporation .......................          100           6,531
                                                                  --------
                                                                    13,194
HOUSEHOLD PRODUCTS - 1.5%
Clorox Company ..............................          400          15,300
Colgate-Palmolive Company ...................        1,000          45,750
Fort James Corporation ......................          200           5,338
Kimberly-Clark Corporation ..................          900          47,250
Procter & Gamble Company(1) .................        2,400         225,000
                                                                  --------
                                                                   338,638
HOUSEWARES - 0.1%
Fortune Brands, Inc. ........................          100           3,225
Newell Rubbermaid, Inc. .....................          500          14,281
Tupperware Corporation ......................          400           8,100
                                                                  --------
                                                                    25,606
INSURANCE - BROKERS - 0.2%
Aon Corporation .............................          350          10,347
Marsh & McLennan Companies, Inc. ............          400          27,400
                                                                  --------
                                                                    37,747
INSURANCE - LIFE & HEALTH - 0.3%
AFLAC, Inc. .................................          500          20,938
American General Corporation ................          400          25,275
Jefferson-Pilot Corporation .................          100           6,319
UnumProvident Corporation ...................          373          10,980
                                                                  --------
                                                                    63,512
INSURANCE - MULTILINE - 1.4%
American International Group, Inc.(1)  ......        3,075         267,333
Cigna Corporation ...........................          300          23,325
Hartford Financial Services
   Group, Inc. ..............................          300          12,262
Lincoln National Corporation ................          200           7,513
                                                                  --------
                                                                   310,433
INSURANCE - PROPERTY & CASUALTY - 0.3%
Allstate Corporation ........................          800          19,950
Chubb Corporation ...........................          347          17,285
Cincinnati Financial Corporation ............          300          11,259
MBIA, Inc. ..................................          100           4,663
Progressive Corporation .....................          100           8,169
St. Paul Companies, Inc. ....................          400          11,000
                                                                  --------
                                                                    72,326
INVESTMENT BANK/BROKERAGE - 0.5%
Bear Stearns Companies, Inc. ................          200           7,687
Charles Schwab Corporation ..................        1,500          50,531
Lehman Brothers Holdings, Inc. ..............          200          11,663
Merrill Lynch & Company, Inc. ...............          600          40,313
Paine Webber Group, Inc. ....................          300          10,875
                                                                  --------
                                                                   121,069
INVESTMENT MANAGEMENT - 0.0%
Franklin Resources, Inc. ....................          200           6,150

IRON & STEEL - 0.2%
Allegheny Teledyne, Inc. ....................          100           1,687
Bethlehem Steel Corporation* ................        4,400          32,450
Worthington Industries, Inc. ................        1,000          17,000
                                                                  --------
                                                                    51,137
LEISURE TIME PRODUCTS - 0.3%
Hasbro, Inc. ................................        1,800          38,588
Mattel, Inc. ................................          500           9,500
                                                                  --------
                                                                    48,088
LODGING - HOTELS - 0.2%
Carnival Corporation (Cl.A) .................        1,100          47,850
Marriott International, Inc. (Cl.A)  ........          300           9,806
                                                                  --------
                                                                    57,656
MACHINERY - DIVERSE - 0.9%
Case Corporation ............................        2,100         104,606
Caterpillar, Inc. ...........................        1,000          54,813
Dover Corporation ...........................          300          12,262
Ingersoll-Rand Company ......................          200          10,988
Parker-Hannifin Corporation .................          100           4,481
Timken Company ..............................          500           8,063
                                                                  --------
                                                                   195,213

See accompanying notes.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------
SEPTEMBER 30, 1999

Security Equity Fund - Enhanced Index Series (continued)

                                                       NUMBER         MARKET
COMMON STOCKS (continued)                            OF SHARES        VALUE
------------------------------------------------------------------------------
MANUFACTURING - DIVERSIFIED - 2.1%
AlliedSignal, Inc. .............................          400        $ 23,975
Briggs & Stratton Corporation ..................          600          35,025
Corning, Inc. ..................................          300          20,569
Danaher Corporation ............................          100           5,269
ITT Industries, Inc. ...........................          200           6,362
Illinois Tool Works, Inc. ......................          400          29,825
Minnesota Mining & Manufacturing Company .......          800          76,850
National Services Industries, Inc. .............          200           6,300
Tenneco, Inc. ..................................          300           5,100
Textron, Inc. ..................................          500          38,688
Tyco International, Ltd.(1) ....................        1,450         149,712
United Technologies Corporation ................        1,200          71,175
                                                                     --------
                                                                      468,850
MANUFACTURING - SPECIALIZED - 0.2%
Avery Dennison Corporation .....................          100           5,275
Millipore Corporation ..........................          500          18,781
Pall Corporation ...............................          700          16,231
Sealed Air Corporation* ........................          100           5,131
                                                                     --------
                                                                       45,418
MEDICAL PRODUCTS & SUPPLIES - 0.7%
C.R. Bard, Inc. ................................          200           9,413
Baxter International, Inc. .....................          400          24,100
Becton, Dickinson & Company ....................          100           2,806
Boston Scientific Corporation* .................          500          12,344
Guidant Corporation ............................          400          21,450
Medtronic, Inc. ................................        2,000          71,000
St. Jude Medical, Inc.* ........................          300           9,450
                                                                     --------
                                                                      150,563
METALS & MINING - 0.1%
ASARCO, Inc. ...................................          100           2,681
Cyprus Amax Minerals Company ...................          200           3,925
Phelps Dodge Corporation .......................          100           5,506
                                                                     --------
                                                                       12,112
NATURAL GAS - 0.7%
Coastal Corporation ............................        1,000          40,938
Columbia Energy Group ..........................          100           5,537
Consolidated Natural Gas Company ...............          100           6,237
Enron Corporation ..............................        1,100          45,375
NICOR, Inc. ....................................          300          11,156
Peoples Energy Corporation .....................          200           7,038
Sempra Energy ..................................          400           8,325
Sonat, Inc. ....................................          200           7,938
Williams Companies, Inc. .......................          600          22,462
                                                                     --------
                                                                      155,006
OFFICE EQUIPMENT & SUPPLIES - 0.1%
Pitney-Bowes, Inc. .............................          400          24,375

OIL - DOMESTIC - 0.6%
Amerada Hess Corporation .......................          100           6,125
Atlantic Richfield Company .....................          400          35,450
Conoco, Inc. (Cl.B) ............................        1,165          31,884
Occidental Petroleum Corporation ...............        1,000          23,125
Phillips Petroleum Company .....................          500          24,375
USX-Marathon Group .............................          400          11,700
                                                                     --------
                                                                      132,659
OIL - INTERNATIONAL - 4.1%
Chevron Corporation ............................        1,600         142,000
Exxon Corporation(1) ...........................        4,800         364,500
Mobil Corporation(1) ...........................        1,400         141,050
Royal Dutch Petroleum Company(1) ...............        3,800         224,438
Texaco, Inc. ...................................          800          50,500
                                                                     --------
                                                                      922,488
OIL & GAS - DRILLING & EQUIPMENT - 0.4%
Baker Hughes, Inc. .............................          200           5,800
Halliburton Company ............................          600          24,600
Rowan Companies, Inc.* .........................          100           1,625
Schlumberger, Ltd. .............................        1,000          62,313
                                                                     --------
                                                                       94,338
OIL & GAS - EXPLORATION & PRODUCTION - 0.1%
Burlington Resources, Inc. .....................          200           7,350
Helmerich & Payne, Inc. ........................          200           5,063
Kerr-McGee Corporation .........................          200          11,012
Unocal Corporation .............................          200           7,413
                                                                     --------
                                                                       30,838
OIL & GAS - REFINING & MARKETING - 0.1%
Ashland, Inc. ..................................          500          16,812
Tosco Corporation ..............................          500          12,625
                                                                     --------
                                                                       29,437
PAPER & FOREST PRODUCTS - 0.5%
Champion International Corporation .............          100           5,138
Georgia-Pacific Group ..........................          100           4,050
International Paper Company ....................          500          24,031
Louisiana-Pacific Company ......................        1,000          15,625
Potlatch Corporation ...........................          800          32,950
Westvaco Corporation ...........................          200           5,125
Weyerhaeuser Company ...........................          400          23,050
Willamette Industries, Inc. ....................          100           4,313
                                                                     --------
                                                                      114,282


See accompanying notes.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------
SEPTEMBER 30, 1999

Security Equity Fund - Enhanced Index Series (continued)

                                                       NUMBER       MARKET
COMMON STOCKS (continued)                            OF SHARES      VALUE
------------------------------------------------------------------------------
PERSONAL CARE - 0.3%
Avon Products, Inc. ..........................          300        $  7,444
Gillette Company .............................        1,700          57,694
                                                                   --------
                                                                     65,138
PHARMACEUTICALS - GENERIC - 0.3%
ALZA Corporation* ............................        1,400          59,937
Watson Pharmaceuticals, Inc.* ................          200           6,113
                                                                   --------
                                                                     66,050
PHARMACEUTICALS - MAJOR - 3.6%
Eli Lilly & Company(1) .......................        1,900         121,600
Merck & Company, Inc.(1) .....................        4,300         278,694
Pfizer, Inc.(1) ..............................        7,100         255,156
Pharmacia & Upjohn, Inc. .....................          800          39,700
Schering-Plough Corporation(1) ...............        2,600         113,425
                                                                   --------
                                                                    808,575
PHOTOGRAPHY/IMAGING - 0.4%
Eastman Kodak Company ........................          600          45,263
Xerox Corporation ............................        1,100          46,131
                                                                   --------
                                                                     91,394
PUBLISHING - 0.0%
McGraw-Hill Companies, Inc. ..................          200           9,675

PUBLISHING - NEWSPAPER - 0.3%
Gannett Company, Inc. ........................          400          27,675
Knight-Ridder, Inc. ..........................          300          16,463
New York Times Company (Cl.A) ................          100           3,750
Tribune Company ..............................          200           9,950
                                                                   --------
                                                                     57,838
RAILROADS - 0.3%
Burlington Northern Santa Fe
   Corporation ...............................          600          16,500
CSX Corporation ..............................          300          12,713
Kansas City Southern Industries, Inc. ........          100           4,644
Norfolk Southern Corporation .................          600          14,700
Union Pacific Corporation ....................          300          14,419
                                                                   --------
                                                                     62,976
RESTAURANTS - 0.5%
Darden Restaurants, Inc. .....................          100           1,956
McDonald's Corporation .......................        2,300          98,900
Tricon Global Restaurants, Inc.* .............          300          12,281
                                                                   --------
                                                                    113,137
RETAIL - APPAREL - 0.3%
Gap, Inc. ....................................        1,550          49,600
Limited, Inc. ................................          192           7,344
TJX Companies, Inc. ..........................          300           8,419
                                                                   --------
                                                                     65,363
RETAIL - BUILDING SUPPLIES - 1.0%
Home Depot, Inc.(1) ..........................        2,800         192,150
Lowe's Companies, Inc. .......................          800          39,000
                                                                   --------
                                                                    231,150
RETAIL - COMPUTERS & ELECTRONICS - 0.3%
Best Buy Company, Inc.* ......................          400          24,825
Circuit City Stores - Circuit City Group .....          900          37,969
Tandy Corporation ............................          200          10,337
                                                                   --------
                                                                     73,131
RETAIL - DEPARTMENT STORES - 0.6%
Dillard's, Inc. ..............................          200           4,063
Federated Department Stores, Inc.* ...........          700          30,581
J.C. Penney Company, Inc. ....................          500          17,187
Kohl's Corporation* ..........................          900          59,513
May Department Stores Company ................          500          18,219
Nordstrom, Inc. ..............................          400          10,800
                                                                   --------
                                                                    140,363
RETAIL - DISCOUNTERS - 0.1%
Consolidated Stores Corporation* .............          200           4,412
Dollar General Corporation ...................          400          12,350
                                                                   --------
                                                                     16,762
RETAIL - DRUG STORES - 0.3%
CVS Corporation ..............................          500          20,406
Longs Drug Stores Corporation ................          200           5,975
Rite Aid Corporation .........................          500           6,906
Walgreen Company .............................        1,500          38,063
                                                                   --------
                                                                     71,350
RETAIL - FOOD CHAINS - 0.9%
Albertson's, Inc. ............................          526          20,810
Great Atlantic & Pacific Tea
   Company, Inc. .............................          600          18,188
Hannaford Bros. Company ......................        1,200          84,525
Kroger Company* ..............................        1,900          41,919
Safeway, Inc.* ...............................        1,100          41,869
                                                                   --------
                                                                    207,311

See accompanying notes.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------
SEPTEMBER 30, 1999

Security Equity Fund - Enhanced Index Series (continued)

                                                     NUMBER        MARKET
COMMON STOCKS (continued)                          OF SHARES       VALUE
------------------------------------------------------------------------------
RETAIL - GENERAL MERCHANDISE - 2.2%
Costco Companies, Inc.* .....................           500    $    36,000
Dayton Hudson Corporation ...................           700         42,044
Kmart Corporation* ..........................           900         10,519
Sears, Roebuck and Company ..................           200          6,275
Wal-Mart Stores, Inc.(1) ....................         8,200        390,012
                                                               -----------
                                                                   484,850
RETAIL - SPECIALTY - 0.2%
Autozone, Inc.* .............................           300          8,419
Office Depot, Inc.* .........................         1,000         10,188
Staples, Inc.* ..............................           900         19,631
Toys `R' Us, Inc.* ..........................           500          7,500
                                                               -----------
                                                                    45,738
SAVINGS & LOANS - 0.2%
Golden West Financial .......................           100          9,825
Washington Mutual, Inc. .....................           900         26,325
                                                               -----------
                                                                    36,150
SERVICES - ADVERTISING & MARKETING - 0.9%
Interpublic Group of Companies, Inc. ........           500         20,562
Nielsen Media Research, Inc.* ...............         4,200        156,188
Omnicom Group, Inc. .........................           200         15,837
                                                               -----------
                                                                   192,587
SERVICES - COMMERCIAL & CONSUMER - 0.1%
Dun & Bradstreet Corporation ................           100          2,988
H&R Block, Inc. .............................           300         13,031
IMS Health, Inc. ............................           400          9,125
Laidlaw, Inc. ...............................           200          1,350
                                                               -----------
                                                                    26,494
SERVICES - DATA PROCESSING - 0.6%
Automatic Data Processing, Inc. .............           800         35,700
Ceridian Corporation* .......................           600         14,925
Electronic Data Systems
   Corporation ..............................           900         47,644
First Data Corporation ......................           600         26,325
Paychex, Inc. ...............................           400         13,650
                                                               -----------
                                                                   138,244
SPECIALTY PRINTING - 0.1%
Deluxe Corporation ..........................           100          3,400
R.R. Donnelley & Sons Company ...............           300          8,663
                                                               -----------
                                                                    12,063
TELECOMMUNICATION - CELLULAR - 0.5%
Nextel Communications, Inc. (Cl.A)*  ........           600         40,688
Sprint Corporation (PCS Group)* .............           900         67,106
                                                               -----------
                                                                   107,794
TELECOMMUNICATION - LONG DISTANCE - 2.6%
AT&T Corporation(1) .........................         4,700        204,450
Global Crossing, Ltd.* ......................         1,320         34,980
MCI WorldCom, Inc.*(1) ......................         3,500        251,563
Sprint Corporation (FON Group)(1) ...........         1,600         86,800
                                                               -----------
                                                                   577,793
TELEPHONE - 3.9%
ALLTEL Corporation ..........................           401         28,220
Ameritech Corporation .......................         1,900        127,656
Bell Atlantic Corporation(1) ................         2,700        181,744
BellSouth Corporation(1) ....................         3,400        153,000
Centurytel, Inc. ............................           300         12,188
GTE Corporation(1) ..........................         1,800        138,375
SBC Communications, Inc.(1) .................         3,500        178,719
U.S. West, Inc. .............................         1,100         62,769
                                                               -----------
                                                                   882,671
TEXTILES - APPAREL - 0.0%
V.F. Corporation ............................           100          3,100

TOBACCO - 0.9%
Philip Morris Companies, Inc. ...............         4,400        150,425
UST, Inc. ...................................         1,700         51,319
                                                               -----------
                                                                   201,744
TRUCKS & PARTS - 0.1%
Navistar International Corporation*  ........           400         18,600

WASTE MANAGEMENT - 0.1%
Allied Waste Industries, Inc.* ..............           300          3,506
Waste Management, Inc. ......................         1,000         19,250
                                                               -----------
                                                                    22,756
                                                               -----------

Total common stocks - 91.3% ...............................     20,428,441

SHORT-TERM INVESTMENT
---------------------
U.S. GOVERNMENT & AGENCIES - 1.3%
U.S. Treasury Bill, 4.55% - 12/02/99(1) .....   $   300,000        297,621
                                                               -----------
   Total investments - 92.6% ..............................     20,726,062
   Cash and other assets, Eless liabilities - 7.4% .......      1,659,213
                                                               -----------
   Total net assets - 100.0% ..............................    $22,385,275
                                                               ===========

See accompanying notes.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------
SEPTEMBER 30, 1999

Security Equity Fund - International Series

                                                     NUMBER        MARKET
COMMON STOCKS                                       OF SHARES       VALUE
------------------------------------------------------------------------------
AUSTRALIA - 1.6%
Brambles Industries, Ltd. .................         1,450        $   41,986
TABCORP Holdings, Ltd. ....................         4,800            32,578
WMC, Ltd. .................................         8,300            42,249
                                                                 ----------
                                                                    116,813
AUSTRIA - 0.7%
Erste Bank der oesterreichischen
   Sparkassen AG ..........................         1,000            51,024

BERMUDA - 0.5%
Tyco International, Ltd. ..................           400            41,300

BOTSWANA - 0.2%
Sechaba Breweries, Ltd. ...................        14,300            15,387

BRAZIL - 0.4%
Petroleo Brasileiro S.A. ADR ..............         2,100            32,739


CANADA - 3.1%
Inco, Ltd. ................................         2,700            57,693
Nortel Networks Corporation ...............         2,240           114,325
Rogers Communications, Inc.(Cl.B)* ........         3,520            59,525
                                                                 ----------
                                                                    231,543
FINLAND - 3.1%
Nokia Oyj ADR (Cl.A) ......................         1,200           107,775
Stora Enso Oyj ............................         4,860            64,440
UPM-Kymmene Oyj ...........................         1,680            57,254
                                                                 ----------
                                                                    229,469
FRANCE - 14.3%
Alcatel ...................................           370            50,990
AXA-UAP ...................................           670            84,770
Banque Nationale De Paris .................           710            56,673
Canal Plus ................................         1,653            98,761
Carrefour S.A .............................           561            89,799
Compagnie De Saint Gobain .................           320            59,640
Elf Aquitaine S.A .........................           440            76,850
Societe Generale (Cl.A) ...................           360            74,188
Societe Generale d'Enterprises S.A ........         1,680            84,629
Suez Lyonnaise des Eaux ...................           710           114,935
Stmicroelectronics NV .....................           840            62,160
Total Fina S.A. (Cl.B) ....................           930           116,873
Union du Credit-Bail Immobilier ...........           360            51,031
Usinor S.A ................................         3,290            46,426
                                                                 ----------
                                                                  1,067,725
GERMANY - 6.2%
Bayer AG ..................................         2,390            95,578
Hoescht AG ................................         1,900            80,232
Intershop Communications AG* ..............           410            42,481
Mannesmann AG .............................           830           133,494
SAP AG ....................................            90            40,449
Veba AG ...................................         1,240            67,681
                                                                 ----------
                                                                    459,915
GREECE - 0.8%
Hellenic Telecommunications
   Organization S.A .......................         1,700            39,673
Panafon Hellenic Telecom S.A ..............           700            19,059
                                                                 ----------
                                                                     58,732
HONG KONG - 2.2%
China Telecom (Hong Kong), Ltd.* ..........        15,000            46,249
Cosco Pacific, Ltd. .......................        32,500            25,731
First Pacific Company, Ltd. ...............        32,000            19,568
Hutchison Whampoa, Ltd. ...................         3,200            29,764
New World China Land, Ltd.* ...............        21,600            12,652
Wharf Holdings, Ltd. ......................        10,000            28,901
                                                                 ----------
                                                                    162,865

INDIA - 0.3%
Larsen & Toubro, Ltd. GDR .................         1,200            20,150

INDONESIA - 0.4%
PT Hanjaya Mandala
   Sampoerna TBK* .........................         8,600            15,208
PT Indah Kiat Pulp & Paper
   Corporation TBK* .......................        39,500            14,065
                                                                 ----------
                                                                     29,273
IRELAND - 2.3%
Bank of Ireland ...........................         9,066            73,863
CRH PLC ...................................         4,920            94,212
                                                                 ----------
                                                                    168,075
ITALY - 4.7%
Assicurazioni Generali ....................         2,120            70,443
San Paolo - IMI SpA .......................         5,688            73,904
Seat Pagine Gialle SpA ....................        41,670            60,888
Telecom Italia SpA ........................         7,380            64,135
Unicredito Italiano SpA ...................        16,410            80,218
                                                                 ----------
                                                                    349,588

See accompanying notes.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------
SEPTEMBER 30, 1999

Security Equity Fund - International Series (continued)

                                                   NUMBER          MARKET
COMMON STOCKS (continued)                         OF SHARES         VALUE
------------------------------------------------------------------------------
JAPAN - 12.3%
Canon, Inc. ...............................          2,000        $ 58,232
Fuji Heavy Industries, Ltd. ...............         10,000          79,459
Fujitsu, Ltd. .............................          4,000         124,730
Murata Manufacturing
   Company, Ltd. ..........................          1,000         100,498
Nippon Telegraph & Telephone
   Corporation ............................              6          73,824
NTT Mobile Communication
   Network, Inc. ..........................              4          78,895
Rohm Company, Ltd. ........................            300          62,694
Sanrio Company, Ltd. ......................          1,000          55,884
Softbank Corporation ......................            200          76,078
Takeda Chemical Industries ................          2,100         113,412
Yamanouchi Pharmaceutical
   Company, Ltd. ..........................          2,000          93,735
                                                                  --------
                                                                   917,441
MEXICO - 0.8%
Grupo Televisa S.A. GDR* ..................            900          35,944
Telefonos De Mexico S.A.  ADR .............            300          21,375
                                                                  --------
                                                                    57,319
NETHERLANDS - 7.6%
ASM Lithography Holding NV* ...............          1,300          88,054
Benckiser NV (Cl.B) .......................            700          43,500
DSM NV ....................................          1,260          49,986
Equant NV* ................................            640          52,074
Ing Groep NV ..............................          2,050         111,346
Koninklijke (Royal) Philips
   Electronics NV .........................            962          96,818
Koninklijke Ahold NV ......................          1,130          37,186
Nutreco Holding NV ........................          1,020          35,305
United Pan-Europe
   Communications NV* .....................            849          52,443
                                                                  --------
                                                                   566,712
NORWAY - 1.0%
Norsk Hydro ASA ...........................          1,750          74,041

POLAND - 0.2%
Telekomunikacja Polska S.A. GDR ...........          3,153          15,467

SINGAPORE - 1.9%
Allgreen Properties* ......................            100              86
Natsteel Electronics, Ltd. ................          8,500          31,741
Neptune Orient Lines, Ltd.* ...............         16,800          20,154
Oversea-Chinese Banking
   Corporation, Ltd. ......................          5,400          41,917
Singapore Press Holdings, Ltd. ............          1,800          28,368
Wing Tai Holdings, Ltd. ...................         20,700          16,433
                                                                  --------
                                                                   138,699
SOUTH KOREA - 1.4%
Korea Electric Power Corporation ADR ......            860          13,814
Korea Telecom Corporation ADR* ............            790          29,230
Pohang Iron & Steel ADR ...................          1,300          40,706
SK Telecom Company, Ltd. ..................          1,900          19,594
                                                                  --------
                                                                   103,344
SPAIN - 4.2%
Caja Postal y Banco Hipotercario
   de Argentaria, Espana S.A ..............          3,400          74,810
Fomento de Construcciones y
   Contratas S.A ..........................          3,520          95,969
Repsol-YPF S.A ............................          3,480          68,157
Telefonica S.A.* ..........................          4,798          76,801
                                                                  --------
                                                                   315,737
SWEDEN - 5.1%
Atlas Copco AB - (Cl.A) ...................          1,910          53,586
Atlas Copco AB (Rights)* ..................          1,820           2,198
Electrolux AB - (Cl.B) ....................          5,800         108,246
SKF AB - (Cl.B) ...........................          2,330          52,296
Sandvik AB - (Cl.B) .......................          3,930         107,382
Telefonaktiebolaget
   LM Ericsson - (Cl.B) ...................          1,730          53,601
                                                                  --------
                                                                   377,309
SWITZERLAND - 3.5%
ABB, Ltd. .................................            764          78,915
Clariant AG ...............................             73          33,080
UBS AG ....................................            260          73,291
Zurich Allied AG ..........................            140          78,089
                                                                  --------
                                                                   263,375
TURKEY - 0.4%
Akbank T.A.S ..............................        730,100          10,918
Haci Omer Sabanci Holding AS ..............        634,700          16,507
                                                                  --------
                                                                    27,425
UNITED KINGDOM - 13.1%
BP Amoco PLC ADR ..........................            670          74,244
Barclays PLC ..............................          3,070          90,098
Colt Telecom Group PLC* ...................          4,820         114,308
Granada Group PLC .........................          7,900          67,980
Invensys PLC ..............................         17,793          86,152
Next PLC ..................................          4,190          42,128
Old Mutual PLC* ...........................         16,080          34,228
Orange PLC* ...............................          3,830          75,565

See accompanying notes.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------
SEPTEMBER 30, 1999

Security Equity Fund - International Series (continued)


                                                  PRINCIPAL
                                                  AMOUNT OR
                                                    NUMBER        MARKET
COMMON STOCKS (continued)                         OF SHARES       VALUE
--------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
Peninsular & Oriental Steam
   Navigation Company ..................            5,940      $   90,391
Reckitt & Colman PLC ...................            2,410          30,224
Sema Group PLC .........................            4,130          50,435
Shell Transport & Trading
   Company PLC .........................           13,770         102,957
Vodafone Airtouch PLC ..................            5,030         119,040
                                                               ----------
                                                                  977,750
UNITED STATES - 0.4%
MIH, Ltd.* .............................            1,010          29,164
                                                               ----------
   Total foreign stocks - 92.7% .........................       6,898,381

FOREIGN BONDS
-------------

JAPAN - 0.3%
Acom Company, Ltd.
   (Convertible), 0.00% - 2002 .........        2,000,000(2)       25,312

CALL OPTIONS PURCHASED - 0.1%
----------------------
NIKKEI 225 expires March 2000,
   Strike price 18,613.35...............               14           9,496
                                                               ----------
   Total investments - 93.1% ............................       6,933,189
   Cash and other assets,
        less liabilities - 6.9% .........................         515,238
                                                               ----------
   Total net assets - 100.0% ............................      $7,448,427
                                                               ==========


INVESTMENT CONCENTRATION
------------------------------------------------------------------------------
At September 30, 1999, International Series' investment
concentration, by industry, was as follows:
Appliances ..............................................            1.4%
Automobiles .............................................            1.1%
Banks & Credit ..........................................           11.6%
Beverages ...............................................            0.2%
Broadcast Media .........................................            2.2%
Building & Construction .................................            6.0%
Chemicals ...............................................            3.5%
Computer Software .......................................            2.8%
Computer Systems ........................................            3.6%
Electric Utilities ......................................            0.2%
Electronics .............................................            3.1%
Engineering .............................................            1.1%
Entertainment ...........................................            0.4%
Financial Services ......................................            1.0%
Food Processing .........................................            0.5%
Food Wholesalers ........................................            0.5%
Household Products ......................................            1.0%
Insurance ...............................................            3.1%
Machinery ...............................................            1.8%
Manufacturing ...........................................            6.1%
Medical .................................................            1.5%
Metals & Minerals .......................................            2.6%
Office Equipment ........................................            0.8%
Oil .....................................................            6.3%
Paper & Forest Products .................................            1.8%
Pharmaceuticals .........................................            1.3%
Publishing ..............................................            0.8%
Real Estate Development .................................            1.5%
Retail ..................................................            1.8%
Semiconductors ..........................................            1.7%
Services ................................................            1.3%
Steel ...................................................            0.6%
Telecommunications ......................................           16.9%
Tobacco .................................................            0.2%
Toys & Sporting Goods ...................................            0.7%
Transportation ..........................................            2.0%
Financial Futures & Options .............................            0.1%
Cash and other assets, less liabilities .................            6.9%
                                                                   -----
                                                                   100.0%
                                                                   =====
Security Equity Fund - Select 25 Series

                                                   NUMBER         MARKET
COMMON STOCKS                                     OF SHARES       VALUE
------------------------------------------------------------------------------
BROADCAST MEDIA - 4.1%
Clear Channel Communications, Inc.* ....           16,200        $1,293,975

COMMUNICATION EQUIPMENT - 3.7%
Lucent Technologies, Inc. ..............           17,800         1,154,775

COMPUTERS - HARDWARE - 8.4%
Dell Computer Corporation* .............           28,600         1,195,838
Sun Microsystems, Inc.* ................           15,300         1,422,900
                                                                 ----------
                                                                  2,618,738


See accompanying notes.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------
SEPTEMBER 30, 1999

Security Equity Fund - Select 25 Series (continued)

                                                   NUMBER          MARKET
COMMON STOCKS (continued)                         OF SHARES         VALUE
------------------------------------------------------------------------------
COMPUTERS - SOFTWARE & SERVICES - 8.0%
America Online, Inc.* ......................       12,800       $ 1,331,200
Microsoft Corporation* .....................       12,900         1,168,256
                                                                 ----------
                                                                  2,499,456
COMPUTERS - NETWORKING - 3.8%
Cisco Systems, Inc.* .......................       17,300         1,186,131

COMPUTERS - PERIPHERALS - 4.4%
EMC Corporation* ...........................       19,300         1,378,744

DISTRIBUTION - FOOD & HEALTH - 3.7%
Cardinal Health, Inc. ......................       21,500         1,171,750

ELECTRICAL EQUIPMENT - 3.8%
General Electric Company ...................       10,100         1,197,481

ELECTRONICS - SEMICONDUCTORS - 3.8%
Intel Corporation ..........................       15,900         1,181,569

ENTERTAINMENT - 3.9%
Time Warner, Inc. ..........................       19,900         1,208,925

FINANCIAL - DIVERSE - 3.8%
Fannie Mae .................................       19,200         1,203,600

HEALTH CARE - DIVERSE - 3.6%
Bristol-Myers Squibb Company ...............       16,900         1,140,750

HOUSEHOLD PRODUCTS - 3.7%
Colgate-Palmolive Company ..................       25,700         1,175,775

MANUFACTURING - DIVERSIFIED - 3.9%
Tyco International, Ltd. ...................       11,700         1,208,025

MEDICAL PRODUCTS & SUPPLIES - 3.7%
Medtronic, Inc. ............................       32,800         1,164,400

PHARMACEUTICALS - MAJOR - 7.3%
Elan Corporation PLC, ADR* .................       36,600         1,228,388
Schering-Plough Corporation ................       24,400         1,064,450
                                                                -----------
                                                                  2,292,838
RETAIL - BUILDING SUPPLIES - 4.0%
Home Depot, Inc. ...........................       18,200         1,248,975

RETAIL - FOOD CHAINS - 3.6%
Safeway, Inc.* .............................       29,300         1,115,231

RETAIL - GENERAL MERCHANDISE - 3.8%
Wal-Mart Stores, Inc. ......................       25,300         1,203,331

SERVICES - ADVERTISING/MARKETING - 4.0%
Omnicom Group, Inc. ........................       15,800         1,251,163

SERVICES - DATA PROCESSING - 4.0%
Automatic Data Processing, Inc. ............       28,100         1,253,962

TELECOMMUNICATIONS - LONG DISTANCE - 3.9%
MCI WorldCom, Inc.* ........................       16,900         1,214,687
                                                                -----------
   Total common stocks - 96.9% .............                     30,364,281
   Cash and other assets,
    less liabilities - 3.1% ................                        990,616
                                                                -----------
   Total net assets - 100.0% ...............                    $31,354,897
                                                                ===========


Security Ultra Fund

                                                   NUMBER         MARKET
COMMON STOCKS                                     OF SHARES       VALUE
------------------------------------------------------------------------------
AIR FREIGHT - 2.1%
Expeditors International of
   Washington, Inc. ........................       68,000       $ 2,182,375

BANKS - MAJOR REGIONAL - 3.0%
BankBoston Corporation .....................       21,700           941,238
Northern Trust Corporation .................       26,000         2,171,000
                                                                -----------
                                                                  3,112,238
BIOTECHNOLOGY - 6.4%
Ligand Pharmaceuticals,
   Inc. (Cl.B)* ............................       80,000           610,000
Millennium Pharmaceuticals, Inc.* ..........       70,000         4,550,000
Celera Genomics* ...........................       34,000         1,368,500
Trimeris, Inc.* ............................       10,800           180,225
                                                                -----------
                                                                  6,708,725
BROADCAST MEDIA - 1.1%
Cinar Corporation (Cl.B) ...................       37,700         1,140,425

CHEMICALS - SPECIALTY - 2.1%
Great Lakes Chemical Company ...............       20,500           780,281
Material Sciences Corporation* .............      105,200         1,400,475
                                                                -----------
                                                                  2,180,756

COMMUNICATION EQUIPMENT - 8.0%
Comverse Technology, Inc.* .................       85,000         8,016,562
Transcrypt International, Inc.* ............      166,500           322,594
                                                                -----------
                                                                  8,339,156

See accompanying notes.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------
SEPTEMBER 30, 1999

Security Ultra Fund (continued)

                                                   NUMBER          MARKET
COMMON STOCKS (continued)                         OF SHARES         VALUE
------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 18.1%
Aspect Development, Inc.* .....................     53,000        $ 1,341,563
Axent Technologies, Inc.* .....................    112,000          1,449,000
Computer Sciences Corporation* ................     27,000          1,898,437
HNC Software, Inc.* ...........................     31,900          1,266,031
Harbinger Corporation* ........................    140,000          2,362,500
Rational Software Corporation* ................    125,000          3,660,156
Safeguard Scientifics, Inc.* ..................     41,000          2,788,000
Take-Two Interactive Software, Inc.* ..........     50,000            553,125
VERITAS Software Corporation* .................     46,000          3,493,125
                                                                  -----------
                                                                   18,811,937
ELECTRICAL EQUIPMENT - 1.5%
Maxwell Technologies, Inc.* ...................    122,000          1,601,250

ELECTRONICS - INSTRUMENTATION - 5.6%
EG&G, Inc. ....................................     44,000          1,751,750
PE Corp - PE Biosystems Group .................     56,000          4,046,000
                                                                  -----------
                                                                    5,797,750
ELECTRONICS - SEMICONDUCTORS - 2.9%
JDS Uniphase Corporation* .....................     17,200          1,957,575
S3, Inc.* .....................................    101,000          1,054,188
                                                                  -----------
                                                                    3,011,763

HEALTH CARE - SPECIALIZED SERVICES - 0.4%
CryoLife, Inc.* ...............................     36,000            450,000

HOSPITAL MANAGEMENT - 0.4%
Quorom Health Group, Inc.* ....................     60,400            424,688

INSURANCE - LIFE & HEALTH - 6.0%
AFLAC, Inc. ...................................     82,000          3,433,750
Lernout & Hauspie Speech
   Products N.V.* .............................     80,000          2,790,000
                                                                  -----------
                                                                    6,223,750
INVESTMENT BANK/BROKERAGE - 1.4%
Legg Mason, Inc. ..............................     37,200          1,425,225

INVESTMENT MANAGEMENT - 0.3%
Internet Capital Group, Inc.* .................      3,690            324,259

LEISURE TIME PRODUCTS - 1.2%
Hasbro, Inc. ..................................     57,000          1,221,937

MANUFACTURING - SPECIALIZED - 1.0%
Catalytica, Inc.* .............................     72,000          1,080,000

MEDICAL PRODUCTS & SUPPLIES - 4.3%
Chromavision Medical Systems, Inc.*                 29,000            362,500
CLOSURE Medical Corporation* ..................    168,000          2,278,500
Kensey Nash Corporation* ......................      8,500            132,813
Stryker Corporation ...........................     22,000          1,124,750
Sunrise Medical, Inc.* ........................    100,000            600,000
                                                                  -----------
                                                                    4,498,563
OIL - INTERNATIONAL - 1.4%
Tesoro Petroleum Corporation* .................     85,700          1,414,050

OIL & GAS - DRILLING & EQUIPMENT - 1.5%
ENSCO International, Inc. .....................     85,000          1,535,312

OIL & GAS - EXPLORATION & PRODUCTION - 8.0%
Anadarko Petroleum Corporation ................     62,000          1,894,875
Apache Corporation ............................     89,000          3,843,687
Burlington Resources, Inc. ....................     40,000          1,470,000
Ocean Energy, Inc.* ...........................    108,000          1,100,250
                                                                  -----------
                                                                    8,308,812
PHARMACEUTICALS - MAJOR - 6.7%
Mylan Laboratories, Inc. ......................    126,300          2,320,763
Shire Pharmaceuticals Group PLC* ..............     65,000          1,872,812
Teva Pharmaceutical Industries,
   Ltd. ADR ...................................     55,000          2,767,188
                                                                  -----------
                                                                    6,960,763
PUBLISHING - 0.2%
John Wiley & Sons, Inc. .......................     13,600            213,350

PUBLISHING - NEWSPAPER - 1.6%
E.W. Scripps Company (Cl.A) ...................     34,000          1,670,250

RAILROADS - 1.4%
RailAmerica, Inc.* ............................    150,000          1,481,250

RESTAURANTS - 2.1%
Cheesecake Factory, Inc.* .....................     79,900          2,217,225

SERVICES - ADVERTISING/MARKETING - 3.7%
Acxiom Corporation* ...........................    133,700          2,628,041
True North Communications, Inc. ...............     35,000          1,273,125
                                                                  -----------
                                                                    3,901,166
SERVICES - COMMERCIAL & CONSUMER - 1.2%
Cerner Corporation* ...........................     70,000          1,067,500
FTI Consulting, Inc.* .........................     38,900            179,913
U.S. Interactive, Inc.* .......................      1,845             40,705
                                                                  -----------
                                                                    1,288,118

See accompanying notes.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------
SEPTEMBER 30, 1999

Security Ultra Fund (continued)

                                                   NUMBER          MARKET
COMMON STOCKS (continued)                         OF SHARES         VALUE
------------------------------------------------------------------------------
SERVICES - COMPUTER SYSTEMS - 1.1%
Comdisco, Inc. .................................    60,000      $  1,158,750

SERVICES - DATA PROCESSING - 0.8%
DST Systems, Inc.* .............................    13,640           775,775

SPECIALTY PRINTING - 1.0%
Valassis Communications, Inc.* .................    23,000         1,010,562

TELECOMMUNICATIONS - CELLULAR - 0.8%
Metromedia International Group, Inc.* ..........   200,000           825,000
                                                                ------------
   Total common stocks - 97.3% ...........................       101,295,180


   Cash and other assets, less liabilities - 2.7% ........         2,855,447
                                                                ------------
   Total net assets - 100.0% .............................      $104,150,627
                                                                ============



The identified cost of investments owned at September 30, 1999 was the same for book and tax purposes, except for Global Series, Total Return Series, Enhanced Index Series, International Series and Select 25 Series for which the identified cost for Federal Income tax purposes was $38,326,610, $11,030,905, $21,228,819,
$7,025,176 and $29,335,061, respectively.

* Non-income producing security.

ADR (American Depositary Receipt)

(1) Security is segregated as collateral for futures, forward contracts or options.

(2) Principal amount on foriegn bond is reflected in local currency (e.g., Japanese yen) while market value is relected in U.S. dollars.





See accompanying notes.

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
SEPTEMBER 30, 1999

                                                                                       Security Equity Fund
                                                                      -------------------------------------------------------------
                                                    Security                                             Total            Social
                                                   Growth and         Equity           Global            Return          Awareness
                                                   Income Fund        Series           Series            Series           Series

Assets
Investments, at value (identified cost:
  $80,337,654, $585,582,478, $37,911,605,
  $6,871,983 and $16,890,402, respectively) ..   $   81,063,037   $1,017,666,719   $   44,795,711    $    7,246,206   $   21,789,740
Cash denominated in a foreign currency,
  at value (identified cost: $0, $0,
  $169,360, $0 and $0) .......................             --               --            169,360              --               --
Cash .........................................        4,299,164       40,570,374        4,633,683               720        1,398,923
Receivables:
   Fund shares sold ..........................            1,389        1,265,327          269,344              --             19,687
   Securities sold ...........................          529,583       35,550,518             --              28,687             --
   Interest ..................................           43,347           93,645           15,359               497            4,430
   Dividends .................................          180,114          857,551           61,179             5,295           20,513
   Foreign taxes recoverable .................             --               --             34,359               761             --
Prepaid expenses .............................             --               --               --              11,839            6,989
                                                 --------------   --------------   --------------    --------------   --------------
        Total assets .........................   $   86,116,634   $1,096,004,134   $   49,978,995    $    7,294,005   $   23,240,282
                                                 --------------   --------------   --------------    --------------   --------------
Liabilities
Payable for:
   Securities purchased ......................   $    1,081,580   $   12,757,434   $      696,329    $       29,940   $      253,301
   Fund shares redeemed ......................           15,311          610,662           44,319               512              985
   Forward foreign exchange contracts ........             --               --             55,043              --               --
   Management fees ...........................           89,002          929,473           80,719             4,594           19,141
   Custodian fees ............................             --               --               --                 263            1,118
   Transfer and administration fees ..........             --               --               --               1,390            4,652
   Professional fees .........................             --               --               --               4,500            7,770
   12b-1 distribution plan fees ..............            9,028          149,261           17,406             3,102            9,069
   Security Management Company ...............             --               --               --               1,894             --
   Other payables ............................             --               --               --                 511            1,386
                                                 --------------   --------------   --------------    --------------   --------------
        Total liabilities ....................        1,194,921       14,446,830          893,816            46,706          297,422
                                                 --------------   --------------   --------------    --------------   --------------
Net Assets ...................................   $   84,921,713   $1,081,557,304   $   49,085,179    $    7,247,299   $   22,942,860
                                                 ==============   ==============   ==============    ==============   ==============
Net assets consist of:
Paid in capital ..............................   $   81,700,500   $  622,692,446   $   38,923,103    $    6,389,753   $   17,655,178
Accumulated undistributed net investment
  income (loss) ..............................        1,168,914             --           (308,258)             --
Accumulated undistributed net realized gain
  on sale of investments, futures, options
  written and foreign currency transactions ..        1,326,916       26,780,617        3,640,274           483,367          388,344
Net unrealized appreciation in value of
  investments, futures and translation
  of assets and liabilities in foreign
  currency ...................................          725,383      432,084,241        6,830,060           374,179        4,899,338
                                                 --------------   --------------   --------------    --------------   --------------
        Total net assets .....................   $   84,921,713   $1,081,557,304   $   49,085,179    $    7,247,299   $   22,942,860
                                                 ==============   ==============   ==============    ==============   ==============
Class "A" Shares
Capital shares outstanding ...................       10,426,972       92,094,962        2,022,552           306,935          557,254
Net assets ...................................   $   74,795,826   $  917,179,093   $   28,291,970    $    3,586,742   $   13,402,718
Net asset value per share ....................   $         7.17   $         9.96   $        13.99    $        11.69   $        24.05
                                                 ==============   ==============   ==============    ==============   ==============
Offering price per share (net asset value
  divided by 94.25%) .........................   $         7.61   $        10.57   $        14.84    $        12.40   $        25.52
                                                 ==============   ==============   ==============    ==============   ==============
Class "B" Shares
Capital shares outstanding ...................        1,415,223       16,874,037        1,530,595           316,000          391,195
Net assets ...................................   $    9,829,377   $  159,871,666   $   20,591,412    $    3,652,350   $    9,135,585
Net asset value per share ....................   $         6.95   $         9.47   $        13.45    $        11.56   $        23.35
                                                 ==============   ==============   ==============    ==============   ==============
Class "C" Shares
Capital shares outstanding ...................           41,711          455,827           14,520               709           16,948
Net assets ...................................   $      296,510   $    4,506,545   $      201,797    $        8,207   $      404,557
Net asset value per share ....................   $         7.11   $         9.89   $        13.90    $        11.58   $        23.87
                                                 ==============   ==============   ==============    ==============   ==============





                             See accompanying notes.
-------------------------------------------------------------------------------
                                       52

STATEMENTS OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
SEPTEMBER 30, 1999


                                                             Security Equity Fund
                                           ----------------------------------------------------------
                                                             Small         Enhanced                                     Security
                                              Value         Company         Index       International   Select 25         Ultra
                                              Series         Series         Series         Series         Series          Fund
Assets
Investments, at value (identified cost:
  $28,368,176, $14,873,206, $21,208,387,
  $6,603,956, $28,966,594 and
  $68,730,207, respectively) ............  $ 33,544,481   $ 19,243,216   $ 20,726,062   $  6,933,189   $ 30,364,281    $101,295,180
Cash denominated in a foreign
  currency, at value (identified cost:
  $0, $0, $0 $60,065, $0 and $0,) .......          --             --             --           60,203           --              --
Cash ....................................     1,236,940      1,302,902      1,523,964        447,079      1,629,718       2,570,034
Receivables:
  Fund shares sold ......................          --            4,301        189,316         11,623        261,575         461,633
  Securities sold .......................        84,828        143,425         12,817         78,581           --             6,941
  Variation margin receivable ...........          --             --           54,900           --             --              --
  Interest ..............................         2,806          7,877          8,560          1,329          3,655          13,779
  Dividends .............................        38,655           --           20,012          8,499         13,741          35,156
Security Management Company .............          --             --             --            5,351           --              --
Foreign taxes recoverable ...............          --             --             --           10,151           --              --
Prepaid expenses ........................        10,489          6,169         12,007          9,247         13,899            --
                                           ------------   ------------   ------------   ------------   ------------    ------------
        Total assets ....................  $ 34,918,199   $ 20,707,890   $ 22,547,638   $  7,565,252   $ 32,286,869    $104,382,723
                                           ------------   ------------   ------------   ------------   ------------    ------------
Liabilities
Payable for:
  Securities purchased ..................  $  1,225,925   $    488,882   $     25,596   $     42,693   $    858,197    $     39,141
  Fund shares redeemed ..................        14,748          2,038         62,514           --             --            85,675
  Management fees .......................        27,667           --           13,986          6,699         18,697         101,582
  Custodian fees ........................         1,502          6,459          7,402         27,500          3,150            --
  Transfer and administration fees ......         5,183          2,403          2,664          3,062          5,644            --
  Professional fees .....................         6,000          6,000          3,500          3,500          3,500            --
  12b-1 distribution plan fees ..........        12,129          4,703         46,549         18,621         42,602           5,698
  Other payables ........................         1,176            347            152            200            182            --
                                           ------------   ------------   ------------   ------------   ------------    ------------
        Total liabilities ...............     1,294,330        510,832        162,363        116,825        931,972         232,096
                                           ------------   ------------   ------------   ------------   ------------    ------------
Net Assets ..............................  $ 33,623,869   $ 20,197,058   $ 22,385,275   $  7,448,427   $ 31,354,897    $104,150,627
                                           ============   ============   ============   ============   ============    ============
Net assets consist of:
Paid in capital .........................  $ 27,333,384   $ 15,709,639   $ 22,807,956   $  7,538,997   $ 30,325,677    $ 68,521,681
Undistributed net investment income .....          --             --             --           14,551           --              --
Accumulated undistributed net
  realized gain (loss) on sale of
  investments, futures, options
  written and foreign currency
  transactions ..........................     1,114,180        117,409        216,579       (421,220)      (368,467)      3,063,973
Net unrealized appreciation
  (depreciation) in value of
  investments, futures and translation
  of assets and liabilities in
  foreign currency ......................     5,176,305      4,370,010       (639,260)       316,099      1,397,687      32,564,973
                                           ------------   ------------   ------------   ------------   ------------    ------------
Total net assets ........................  $ 33,623,869   $ 20,197,058   $ 22,385,275   $  7,448,427   $ 31,354,897    $104,150,627
                                           ============   ============   ============   ============   ============    ============
Class "A" Shares
Capital shares outstanding ..............     1,373,613      1,300,707        756,039        302,121      1,326,606      10,475,124
Net assets ..............................  $ 22,803,725   $ 16,877,365   $  7,588,806   $  2,927,993   $ 13,975,349    $ 96,237,593
Net asset value per share ...............  $      16.60   $      12.98   $      10.04   $       9.69   $      10.53    $       9.19
                                           ============   ============   ============   ============   ============    ============
Offering price per share (net asset value
  divided by 94.25%) ....................  $      17.61   $      13.77   $      10.65   $      10.28   $      11.17    $       9.75
                                           ============   ============   ============   ============   ============    ============
Class "B" Shares
Capital shares outstanding ..............       595,492        191,462        960,212        210,085      1,229,413         915,847
Net assets ..............................  $  9,682,179   $  2,429,697   $  9,591,332   $  2,027,566   $ 12,937,647    $  7,817,836
Net asset value per share ...............  $      16.26   $      12.69   $       9.99   $       9.65   $      10.52    $       8.54
                                           ============   ============   ============   ============   ============    ============
Class "C" Shares
Capital shares outstanding ..............        68,944         69,209        520,261        257,605        420,902          10,453
Net assets ..............................  $  1,137,965   $    889,996   $  5,205,137   $  2,492,868   $  4,441,901    $     95,198
Net asset value per share ...............  $      16.51   $      12.86   $      10.00   $       9.68   $      10.55    $       9.11
                                           ============   ============   ============   ============   ============    ============




                             See accompanying notes.
-------------------------------------------------------------------------------
                                       53

STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1999


                                                                                       Security Equity Fund
                                                                -----------------------------------------------------------
                                                    Security                                       Total          Social
                                                   Growth and       Equity         Global          Return        Awareness
                                                   Income Fund      Series         Series          Series         Series
Investment Income:
   Dividends .................................   $  2,047,757   $ 10,751,823   $    766,870    $     62,466    $    178,658
   Interest ..................................        520,748      2,362,094        147,027          63,859          48,619
                                                 ------------   ------------   ------------    ------------    ------------
                                                    2,568,505     13,113,917        913,897         126,325         227,277
     Less foreign tax expense ................           --             --          (29,069)         (1,793)           --
                                                 ------------   ------------   ------------    ------------    ------------
        Total investment income ..............      2,568,505     13,113,917        884,828         124,532         227,277

Expenses:
   Management fees ...........................      1,101,276     11,048,439        835,806          67,956         189,229
   Custodian fees ............................           --             --             --             7,501           4,002
   Transfer/maintenance fees .................           --             --             --            10,768          29,225
   Administration fees .......................           --             --             --            49,157          16,807
   Directors' fees ...........................           --             --             --                68             281
   Professional fees .........................           --             --             --             9,517          12,409
   Reports to shareholders ...................           --             --             --               703           1,662
   Registration fees .........................           --             --             --            18,726          21,743
   12b-1 distribution plan fees ..............        100,414      1,560,401        171,861          36,619          76,574
                                                 ------------   ------------   ------------    ------------    ------------
   Total expenses ............................      1,201,690     12,608,840      1,007,667         201,015         351,932
   Less reimbursement of expenses ............           --             --             --           (20,929)           --
                                                 ------------   ------------   ------------    ------------    ------------
   Net expenses ..............................      1,201,690     12,608,840      1,007,667         180,086         351,932
                                                 ------------   ------------   ------------    ------------    ------------
   Net investment income (loss) ..............      1,366,815        505,077       (122,839)        (55,554)       (124,655)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the period on:
   Investments ...............................      1,499,433     32,211,396      4,188,214         483,550         389,442
   Foreign currency transactions .............           --             --         (514,981)        (29,025)           --
                                                 ------------   ------------   ------------    ------------    ------------
        Net realized gain ....................      1,499,433     32,211,396      3,673,233         454,525         389,442

Unrealized appreciation (depreciation)
  during the period on:
   Investments ...............................      7,103,219    152,612,833      7,681,768         717,242       3,012,833
   Translation of assets and liabilities
     in foreign currencies ...................           --             --          (87,963)           (126)           --
                                                 ------------   ------------   ------------    ------------    ------------
   Net unrealized appreciation ...............      7,103,219    152,612,833      7,593,805         717,116       3,012,833
                                                 ------------   ------------   ------------    ------------    ------------
     Net gain ................................      8,602,652    184,824,229     11,267,038       1,171,641       3,402,275
                                                 ------------   ------------   ------------    ------------    ------------
        Net increase in net assets
           resulting from operations .........   $  9,969,467   $185,329,306   $ 11,144,199    $  1,116,087    $  3,277,620
                                                 ============   ============   ============    ============    ============



                             See accompanying notes.
-------------------------------------------------------------------------------
                                       54

STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1999,
EXCEPT AS NOTED.

                                                                      Security Equity Fund
                                                 ----------------------------------------------------------------
                                                                  Small      Enhanced                                 Security
                                                   Value         Company      Index     International   Select 25       Ultra
                                                   Series         Series      Series       Series         Series        Fund
Investment Income:
  Dividends ..................................   $  204,916    $    2,658    $ 126,409    $  82,269    $   49,316   $     324,250
  Interest ...................................       23,254        57,810       79,189       13,306                  41,23190,697
                                                 ----------    ----------    ---------    ---------    ----------   -------------
                                                    228,170        60,468      205,598       95,575        90,547         414,947
    Less foreign tax expense .................           --            --           --      (10,497)           --              --
                                                 ----------    ----------    ---------    ---------    ----------   -------------
      Total investment income ................      228,170        60,468      205,598       85,078        90,547         414,947

Expenses:
  Management fees ............................      258,906       114,419       82,418       44,906        95,115       1,137,409
  Custodian fees .............................        4,497        18,989       14,866       87,701         7,263              --
  Transfer/maintenance fees ..................       31,436         9,645        4,312        1,425        16,830              --
  Administration fees ........................       23,301         9,398        9,890       21,837        11,414              --
  Directors' fees ............................          189           196          164          164           161              --
  Professional fees ..........................        7,133         6,143        3,822        4,208         3,872              --
  Reports to shareholders ....................        1,807           419           67           67            99              --
  Registration fees ..........................       19,040        19,987       13,256       13,982        13,212              --
  12b-1 distribution plan fees ...............       88,841        21,575       81,534       28,941        85,571          69,749
  Other expenses .............................        1,138            --           --           --            --              --
                                                 ----------    ----------    ---------    ---------    ----------    ------------
  Total expenses .............................      436,288       200,771      210,329      203,231       233,537       1,207,158
  Less reimbursement of expenses .............           --      (114,419)          --      (89,279)           --              --
                                                 ----------    ----------    ---------    ---------    ----------    ------------
  Net expenses ...............................      436,288        86,352      210,329      113,952       233,537       1,207,158
                                                 ----------    ----------    ---------    ---------    ----------    ------------
  Net investment income (loss) ...............     (208,118)      (25,884)      (4,731)     (28,874)     (142,990)       (792,211)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the period on:
  Investments ................................    1,382,995       785,644      252,100     (421,220)     (368,467)      3,872,693
  Futures ....................................           --            --      (30,790)          --            --         175,955
  Options written ............................           --            --           --          1,610          --              --
  Foreign currency transactions ..............           --            --           --          1,842          --              --
                                                 ----------    ----------    ---------    ---------    ----------    ------------
    Net realized gain (loss) .................    1,382,995       785,644      221,310     (417,768)     (368,467)      4,048,648

Unrealized appreciation (depreciation)
  during the period on:
  Investments ................................    5,996,565     4,231,813     (482,325)     329,233     1,397,687      33,757,944
  Futures ....................................           --            --     (156,935)          --            --              --
  Translation of assets and liabilities
    in foreign currencies ....................           --            --           --      (13,134)           --              --
                                                 ----------    ----------    ---------    ---------    ----------    ------------
  Net unrealized appreciation
    (depreciation) ...........................    5,996,565     4,231,813     (639,260)     316,099     1,397,687      33,757,944
                                                 ----------    ----------    ---------    ---------    ----------    ------------
    Net gain (loss) ..........................    7,379,560     5,017,457     (417,950)    (101,669)    1,029,220      37,806,592
                                                 ----------    ----------    ---------    ---------    ----------    ------------
      Net increase (decrease) in net assets
        resulting from operations ............   $7,171,442    $4,991,573    ($422,681)   ($130,543)   $  886,230    $ 37,014,381
                                                 ==========    ==========    =========    =========    ==========    ============


*Period January 29,1999 (inception) through September 30, 1999.





                             See accompanying notes.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1999




                                                                                     Security Equity Fund
                                                               ------------------------------------------------------------
                                                   Security                                          Total          Social
                                                  Growth and        Equity           Global         Return         Awareness
                                                 Income Fund        Series           Series         Series          Series
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss) ............   $  1,366,815    $       505,077    $   (122,839)   $   (55,554)   $  (124,655)
   Net realized gain .......................      1,499,433         32,211,396       3,673,233        454,525        389,442
   Unrealized appreciation
     during the period .....................      7,103,219        152,612,833       7,593,805        717,116      3,012,833
                                               ------------    ---------------    ------------    -----------    -----------
       Net increase in net assets
          resulting from operations ........      9,969,467        185,329,306      11,144,199      1,116,087      3,277,620


DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
     Class A ...............................       (367,013)        (3,097,449)        (13,695)       (47,225)          --
     Class B ...............................        (38,484)              --              --          (14,003)          --
   In excess of net investment income
     Class A ...............................           --                 --           (66,260)          --             --
   Net realized gain
     Class A ...............................    (12,948,745)       (60,267,479)     (1,515,813)      (224,998)      (154,865)
     Class B ...............................     (1,659,373)       (10,058,359)     (1,024,593)      (227,702)      (112,426)
                                               ------------    ---------------    ------------    -----------    -----------
        Total distributions to shareholders     (15,013,615)       (73,423,287)     (2,620,361)      (513,928)      (267,291)

NET INCREASE FROM CAPITAL
   SHARE TRANSACTIONS ......................      4,337,737         83,066,728       9,001,395         46,655      7,068,711
                                               ------------    ---------------    ------------    -----------    -----------
     Total increase (decrease) in net assets       (706,411)       194,972,747      17,525,233        648,814     10,079,040
                                               ------------    ---------------    ------------    -----------    -----------


NET ASSETS:
   Beginning of period .....................     85,628,124        886,584,557      31,559,946      6,598,485     12,863,820
                                               ------------    ---------------    ------------    -----------    -----------
   End of period ...........................   $ 84,921,713    $ 1,081,557,304     $49,085,179    $ 7,247,299    $22,942,860
                                               ============    ===============    ============    ===========    ===========
Accumulated undistributed net investment
        income (loss) at end of period .....   $  1,168,914    $            --    ($   308,258)   $        --    $        --
                                               ============    ===============    ============    ===========    ===========



                             See accompanying notes.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1999,
EXCEPT AS NOTED.



                                                                    Security Equity Fund
                                            ----------------------------------------------------------------------
                                                             Small         Enhanced                                     Security
                                              Value         Company         Index       International   Select 25         Ultra
                                              Series         Series         Series         Series         Series          Fund
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss) ..........   $  (208,118)   $   (25,884)   $    (4,731)   $   (28,874)   $  (142,990)   $   (792,211)
  Net realized gain (loss) ..............     1,382,995        785,644        221,310       (417,768)      (368,467)      4,048,648
  Unrealized appreciation (depreciation)
    during the period ...................     5,996,565      4,231,813       (639,260)       316,099      1,397,687      33,757,944
                                            -----------    -----------    -----------    -----------    -----------    ------------
    Net increase (decrease) in net assets
      resulting from operations .........     7,171,442      4,991,573       (422,681)      (130,543)       886,230      37,014,381


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A .............................            --             --             --             --             --              --
    Class B .............................            --             --             --             --             --              --
  Net realized gain:
    Class A .............................       (55,560)            --             --             --             --     (17,136,006)
    Class B .............................       (30,703)            --             --             --             --      (1,984,512)
                                            -----------    -----------    -----------    -----------    -----------    ------------
      Total distributions to
        shareholders ....................       (86,263)            --             --             --             --     (19,120,518)

NET INCREASE FROM CAPITAL
  SHARE TRANSACTIONS ....................     9,023,108     11,024,528     22,807,956      7,578,970     30,468,667      13,092,243
                                            -----------    -----------    -----------    -----------    -----------    ------------
    Total increase in net assets ........    16,108,287     16,016,101     22,385,275      7,448,427     31,354,897      30,986,106
                                            -----------    -----------    -----------    -----------    -----------    ------------


NET ASSETS:
  Beginning of period ...................    17,515,582      4,180,957           --             --             --        73,164,521
                                            -----------    -----------    -----------    -----------    -----------    ------------
  End of period .........................   $33,623,869    $20,197,058    $22,385,275    $ 7,448,427    $31,354,897    $104,150,627
                                            ===========    ===========    ===========    ===========    ===========    ============
Undistributed net investment
  income at end of period ...............   $        --    $        --    $        --    $    14,551    $        --    $         --
                                            ===========    ===========    ===========    ===========    ===========    ============



*Period from January 29, 1999 (inception) through September 30, 1999.



                             See accompanying notes.
-------------------------------------------------------------------------------
                                       57

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1998




                                                                                   Security Equity Fund
                                                               ------------------------------------------------------------
                                                    Security                                              Total
                                                   Growth and         Equity            Global           Return
                                                   Income Fund        Series            Series           Series


INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss) ................   $   1,364,952    $   2,491,166    $     (71,930)   $      13,322
  Net realized gain ...........................      16,026,155       74,934,557        2,523,325          521,545
  Unrealized depreciation
    during the period .........................     (25,050,350)     (19,967,302)      (5,350,588)      (1,088,773)
                                                  -------------    -------------    -------------    -------------
    Net increase (decrease) in net assets
      resulting from operations ...............      (7,659,243)      57,458,421       (2,899,193)        (553,906)


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A ...................................      (1,262,953)      (2,345,453)        (149,975)         (58,957)
    Class B ...................................         (37,978)            --               --            (28,111)
  Net realized gain
    Class A ...................................     (20,855,139)     (64,378,392)      (1,839,513)        (224,701)
    Class B ...................................      (1,779,733)      (7,895,986)      (1,085,880)        (230,756)
                                                  -------------    -------------    -------------    -------------
    Total distributions to shareholders .......     (23,935,803)     (74,619,831)      (3,075,368)        (542,525)
NET INCREASE (DECREASE)
  FROM CAPITAL SHARE TRANSACTIONS .............      19,234,742       56,889,728          280,008          (62,464)
                                                  -------------    -------------    -------------    -------------
      Total increase (decrease) in net assets .     (12,360,304)      39,728,318       (5,694,553)      (1,158,895)

NET ASSETS:
  Beginning of period .........................      97,988,428      846,856,239       37,254,499        7,757,380
                                                  -------------    -------------    -------------    -------------
  End of period ...............................   $  85,628,124    $ 886,584,557    $  31,559,946    $   6,598,485
                                                  =============    =============    =============    =============
Accumulated undistributed net investment income
  (loss) at end of period .....................   $     160,376    $   2,411,996    ($    122,744)   $      61,017
                                                  =============    =============    =============    =============






                             See accompanying notes.
--------------------------------------------------------------------------------
                                       58

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1998, EXCEPT AS NOTED



                                                         Security Equity Fund
                                            -------------------------------------------
                                                Social                           Small          Security
                                              Awareness        Value            Company          Ultra
                                                Series         Series            Series*          Fund

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment loss ...................   $    (43,962)   $    (78,230)   $    (26,448)   $   (616,610)
  Net realized gain (loss) ..............        478,803         254,031        (642,351)     21,894,442
  Unrealized appreciation (depreciation)
    during the period ...................        245,900      (1,677,229)        138,197     (31,503,654)
                                            ------------    ------------    ------------    ------------
    Net increase (decrease) in net assets
      resulting from operations .........        680,741      (1,501,428)       (530,602)    (10,225,822)


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A .............................        (13,294)        (23,776)         (1,066)             --
    Class B .............................             --              --              --              --
  Net realized gain
    Class A .............................             --        (148,467)             --      (4,076,926)
    Class B .............................             --         (99,378)             --        (303,165)
                                            ------------    ------------    ------------    ------------
    Total distributions to shareholders .        (13,294)       (271,621)         (1,066)     (4,380,091)
NET INCREASE (DECREASE)
  FROM CAPITAL SHARE TRANSACTIONS .......      2,346,429      11,086,040       4,712,625      (2,696,837)
                                            ------------    ------------    ------------    ------------
  Total increase (decrease) in net assets      3,013,876       9,312,991       4,180,957     (17,302,750)

NET ASSETS:
  Beginning of period ...................      9,849,944       8,202,591              --      90,467,271
                                            ------------    ------------    ------------    ------------
  End of period .........................   $ 12,863,820    $ 17,515,582    $  4,180,957    $ 73,164,521
                                            ============    ============    ============    ============
Undistributed net investment income at
  end of period .........................   $         --    $         --    $         --    $         --
                                            ============    ============    ============    ============





*Period from October 15, 1997 (inception) through September 30, 1998.



                             See accompanying notes.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY GROWTH AND INCOME FUND (CLASS A)


                                                                         FISCAL PERIOD ENDED SEPTEMBER 30
                                                               -------------------------------------------------------
                                                               1999(D)     1998(D)     1997(D)    1996(D)     1995(D)
                                                               ---------   -------    --------    --------    --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.....................        $7.68      $11.14       $9.05      $7.93       $6.96
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)............................         0.12        0.13        0.15       0.18        0.16
Net Gain (Loss) on Securities
 (realized and unrealized)..............................         0.75       (0.87)       2.81       1.37        1.18
                                                                -------   --------    --------    --------    --------
Total from Investment Operations........................         0.87       (0.74)       2.96       1.55        1.34
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)..................        (0.04)      (0.13)      (0.16)     (0.16)      (0.16)
Distributions (from Realized Gains).....................        (1.34)      (2.59)      (0.71)     (0.27)      (0.21)
                                                                -------   --------    --------    --------    --------
   Total Distributions..................................        (1.38)      (2.72)      (0.87)     (0.43)      (0.37)
                                                                -------   --------    --------    --------    --------
NET ASSET VALUE END OF PERIOD...........................        $7.17       $7.68      $11.14      $9.05       $7.93
                                                                =======   ========    ========    ========    ========
TOTAL RETURN (A)........................................        12.00%     (7.95%)      35.31%     20.31%      20.25%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)....................       $74,796     $76,371     $91,252    $73,273     $67,430
Ratio of Expenses to Average Net Assets.................           1.22%      1.21%       1.24%      1.29%       1.31%
Ratio of Net Investment Income (Loss) to Average
  Net Assets............................................           1.63%      1.49%       1.53%      2.09%       2.21%
Portfolio Turnover Rate.................................             98%       144%        124%        69%        130%


SECURITY GROWTH AND INCOME FUND (CLASS B)


                                                                         FISCAL PERIOD ENDED SEPTEMBER 30
                                                               -------------------------------------------------------
                                                               1999(D)     1998(D)     1997(D)    1996(D)     1995(D)
                                                               ---------   -------    --------    --------    --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.....................        $7.54      $10.99       $8.94      $7.85       $6.90
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...................................         0.05        0.05        0.05       0.09        0.08
Net Gain (Loss) on Securities
 (realized and unrealized)..............................         0.73       (0.88)       2.77       1.35        1.18
                                                               --------   --------    --------    --------    --------
Total from Investment Operations........................         0.78       (0.83)       2.82       1.44        1.26
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)..................        (0.03)      (0.03)      (0.06)     (0.08)      (0.09)
Distributions (from Realized Gains).....................        (1.34)      (2.59)      (0.71)     (0.27)      (0.22)
                                                               --------   --------    --------    --------    --------
   Total Distributions..................................        (1.37)      (2.62)      (0.77)     (0.35)      (0.31)
                                                               --------   --------    --------    --------    --------
NET ASSET VALUE END OF PERIOD...........................        $6.95       $7.54      $10.99      $8.94       $7.85
                                                               ========    =======    ========    ========    ========
TOTAL RETURN (A)........................................        10.93%      (8.95%)     34.01%     19.01%      19.07%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)....................       $9,829      $9,257      $6,737     $2,247      $1,130
Ratio of Expenses to Average Net Assets.................         2.22%       2.21%       2.24%      2.29%       2.31%
Ratio of Net Income (Loss) to Average
  Net Assets............................................         0.63%       0.59%       0.53%      1.09%       1.21%
Portfolio Turnover Rate.................................           98%        144%        124%        69%        130%


                             See accompanying notes.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY GROWTH AND INCOME FUND (CLASS C)
                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                --------------------------------
                                                           1999(D)(J)
                                                           ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.....................     $6.87
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)............................      0.03
Net Gain (Loss) on Securities
 (realized and unrealized)..............................      0.21
                                                             -------
Total from Investment Operations........................      0.24
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)..................        --
Distributions (from Realized Gains).....................        --
                                                             -------
   Total Distributions..................................        --
                                                             -------
NET ASSET VALUE END OF PERIOD...........................     $7.11
                                                             =======
TOTAL RETURN (A)........................................      3.49%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)....................      $297
Ratio of Expenses to Average Net Assets.................      2.22%
Ratio of Net Investment Income (Loss) to Average
  Net Assets............................................      0.62%
Portfolio Turnover Rate.................................        90%


                             See accompanying notes.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


SECURITY EQUITY FUND - EQUITY SERIES (CLASS A)

                                                                         FISCAL PERIOD ENDED SEPTEMBER 30
                                                               -------------------------------------------------------
                                                               1999(D)     1998(D)     1997(D)    1996(D)     1995(D)
                                                               ---------   -------    --------    --------    --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.....................        $8.86       $9.09       $7.54      $6.55       $5.54
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)............................         0.02        0.04        0.04       0.05        0.04
Net Gain (Loss) on Securities
 (realized and unrealized)..............................         1.80        0.56        2.20       1.48        1.38
                                                               --------   --------    --------    --------    --------
Total from Investment Operations........................         1.82        0.60        2.24       1.53        1.42
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)..................        (0.04)      (0.03)      (0.04)     (0.06)         --
Distributions (from Realized Gains).....................        (0.68)      (0.80)      (0.65)     (0.48)      (0.41)
                                                               --------   --------    --------    --------    --------
   Total Distributions..................................        (0.72)      (0.83)      (0.69)     (0.54)      (0.41)
                                                               --------   --------    --------    --------    --------
NET ASSET VALUE END OF PERIOD...........................        $9.96       $8.86       $9.09      $7.54       $6.55
                                                               ========   ========    ========    ========    ========
TOTAL RETURN (A)........................................        20.66%       7.38%      32.08%      24.90%     27.77%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)....................     $917,179    $773,606    $757,520   $575,680    $440,339
Ratio of Expenses to Average Net Assets.................         1.02%       1.02%       1.03%      1.04%       1.05%
Ratio of Net Investment Income (Loss) to Average
  Net Assets............................................         0.19%       0.39%       0.46%      0.75%       0.87%
Portfolio Turnover Rate.................................           36%         47%         66%        64%         95%


SECURITY EQUITY FUND - EQUITY SERIES (CLASS B)


                                                                         FISCAL PERIOD ENDED SEPTEMBER 30
                                                               -------------------------------------------------------
                                                               1999(D)     1998(D)     1997(D)    1996(D)     1995(D)
                                                               ---------   -------    --------    --------    --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.....................        $8.52       $8.82       $7.36      $6.43       $5.49
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)............................        (0.08)      (0.05)      (0.04)     (0.02)      (0.01)
Net Gain (Loss) on Securities
 (realized and unrealized)..............................         1.71        0.55        2.15       1.45        1.36
                                                               --------   --------    --------    --------    --------
Total from Investment Operations........................         1.63        0.50        2.11       1.43        1.35
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)..................           --          --          --      (0.02)         --
Distributions (from Realized Gains).....................        (0.68)      (0.80)      (0.65)     (0.48)      (0.41)
                                                               --------   --------    --------    --------    --------
   Total Distributions..................................        (0.68)      (0.80)      (0.65)     (0.50)      (0.41)
                                                               --------   --------    --------    --------    --------
NET ASSET VALUE END OF PERIOD...........................        $9.47       $8.52       $8.82      $7.36       $6.43
                                                               ========   ========    ========    ========    ========
TOTAL RETURN (A)........................................        19.23%       6.38%      30.85%     23.57%      26.69%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)....................     $159,872    $112,978     $89,336    $38,822     $19,288
Ratio of Expenses to Average Net Assets.................         2.02%       2.02%       2.03%      2.04%       2.05%
Ratio of Net Investment Income (Loss) to Average
  Net Assets............................................        (0.82%)     (0.61%)     (0.54%)    (0.25%)     (0.13%)
Portfolio Turnover Rate.................................           36%         47%         66%        64%         95%


                            See accompanying notes.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of capital stock outstanding throughout each period

SECURITY EQUITY FUND - EQUITY SERIES  (CLASS C)

                                                FISCAL PERIOD ENDED SEPTEMBER 30

                                                           1999(D)(J)
                                                            ---------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.....................     $10.13
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)............................      (0.05)
Net Gain (Loss) on Securities
 (realized and unrealized)..............................      (0.19)
                                                             -------
Total from Investment Operations........................      (0.24)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)..................         --
Distributions (from Realized Gains).....................         --
                                                              ------
   Total Distributions..................................         --
                                                              ------
NET ASSET VALUE END OF PERIOD...........................      $9.89
                                                              ======
TOTAL RETURN (A)........................................      (2.37%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)....................     $4,507
Ratio of Expenses to Average Net Assets.................       2.02%
Ratio of Net Investment Income (Loss) to Average
  Net Assets............................................      (0.89%)
Portfolio Turnover Rate.................................         45%

                            See accompanying notes.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - GLOBAL SERIES (CLASS A)


                                                                         FISCAL PERIOD ENDED SEPTEMBER 30
                                                               -------------------------------------------------------
                                                               1999(D)     1998(D)     1997(D)    1996(D)     1995(D)
                                                               ---------   -------    --------    --------    --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.....................       $11.23      $13.56      $12.42     $10.94      $10.84
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)............................         0.01        0.02        0.01       0.01       (0.02)
Net Gain (Loss) on Securities
 (realized and unrealized)..............................         3.71       (1.19)       2.29       1.87        0.31
                                                              --------    --------    --------   --------    --------
Total from Investment Operations........................         3.72       (1.17)       2.30       1.88        0.29
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)..................        (0.01)      (0.09)      (0.38)     (0.25)         --
Distributions (from Realized Gains).....................        (0.91)      (1.07)      (0.78)     (0.15)      (0.19)
In Excess of Net Investment Income.....................         (0.04)         --          --         --          --
                                                              --------    --------    --------   --------    --------
   Total Distributions..................................        (0.96)      (1.16)      (1.16)      (0.40)      (0.19)
                                                              --------    --------    --------    --------    --------
NET ASSET VALUE END OF PERIOD...........................       $13.99      $11.23      $13.56      $12.42      $10.94
                                                              ========    ========    ========    ========    ========
TOTAL RETURN (A)........................................        34.39%      (8.47%)     20.22%      17.73%       2.80%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)....................      $28,292     $18,941     $24,193     $19,644     $16,261
Ratio of Expenses to Average Net Assets.................         2.00%       2.00%       2.00%       2.00%       2.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets............................................         0.11%       0.15%       0.07%       0.07%      (0.17%)
Portfolio Turnover Rate.................................          141%        122%        132%        142%        141%


SECURITY EQUITY FUND - GLOBAL SERIES (CLASS B)

                                                                         FISCAL PERIOD ENDED SEPTEMBER 30
                                                               -------------------------------------------------------
                                                               1999(D)     1998(D)     1997(D)    1996(D)     1995(D)
                                                               ---------   -------    --------    --------    --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.....................       $10.89      $13.22      $12.18     $10.74      $10.75
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)............................        (0.11)      (0.10)      (0.11)     (0.10)      (0.12)
Net Gain (Loss) on Securities
 (realized and unrealized)..............................         3.58       (1.16)       2.24       1.84        0.30
                                                              --------    --------    --------   --------    --------
Total from Investment Operations........................         3.47       (1.26)       2.13       1.74        0.18
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)..................            --         --       (0.31)     (0.14)         --

Distributions (from Realized Gains).....................        (0.91)      (1.07)      (0.78)     (0.16)      (0.19)
                                                              --------    --------    --------   --------    --------
   Total Distributions..................................        (0.91)      (1.07)      (1.09)     (0.30)      (0.19)
                                                              --------    --------    --------   --------    --------
NET ASSET VALUE END OF PERIOD...........................       $13.45      $10.89      $13.22     $12.18      $10.74
                                                              ========    ========    ========   ========    ========
TOTAL RETURN (A)........................................        33.04%      (9.43%)     19.01%     16.57%       1.79%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)....................      $20,591     $12,619     $13,061     $7,285      $5,433
Ratio of Expenses to Average Net Assets.................         3.00%       3.00%       3.00%      3.00%       3.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets............................................        (0.87%)     (0.85%)     (0.93%)    (0.93%)     (1.17%)
Portfolio Turnover Rate.................................          141%        122%        132%       142%        141%


                            See accompanying notes.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of capital stock outstanding throughout each period

SECURITY EQUITY FUND - GLOBAL SERIES  (CLASS C)

                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                --------------------------------
                                                           1999(D)(J)
                                                           ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.....................      $12.68
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)............................       (0.03)
Net Gain (Loss) on Securities
 (realized and unrealized)..............................        1.25
                                                             -------
Total from Investment Operations........................        1.22
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)..................          --
Distributions (from Realized Gains).....................          --
                                                             -------
   Total Distributions..................................          --
                                                             -------
NET ASSET VALUE END OF PERIOD...........................      $13.90
                                                             =======
TOTAL RETURN (A)........................................        9.62%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)....................        $202
Ratio of Expenses to Average Net Assets.................        3.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets............................................       (0.49%)
Portfolio Turnover Rate.................................          90%


                            See accompanying notes.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - TOTAL RETURN SERIES (CLASS A)

                                                                         FISCAL PERIOD ENDED SEPTEMBER 30
                                                      ---------------------------------------------------------------------
                                                      1999(C)(D)(K)     1998(C)(D)     1997(C)(D)(G)    1996(C)(D)     1995(B)(C)(D)
                                                      -------------     ----------     -------------    ----------     -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD...............        $10.73          $12.58          $11.06           $10.54          $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)......................         (0.03)           0.08            0.17             0.25            0.04
Net Gain (Loss) on Securities
 (realized and unrealized)........................          1.90           (0.98)           1.86             0.77            0.50
                                                        --------        --------        --------         --------        --------

Total from Investment Operations..................          1.87           (0.90)           2.03             1.02            0.54
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)............         (0.16)          (0.20)          (0.26)           (0.33)             --
Distributions (from Realized Gains)...............         (0.75)          (0.75)          (0.25)           (0.17)             --
                                                        --------        --------        --------         --------        --------
   Total Distributions............................         (0.91)          (0.95)          (0.51)           (0.50)             --
                                                        --------        --------        --------         --------        --------
NET ASSET VALUE END OF PERIOD.....................        $11.69          $10.73          $12.58           $11.06          $10.54
                                                        ========        ========        ========         ========       =========
TOTAL RETURN (A)..................................         17.84%          (7.19%)         19.00%           10.01%           5.40%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)..............        $3,587          $3,294          $3,906           $2,449          $1,906
Ratio of Expenses to Average Net Assets...........          2.00%           2.00%           1.68%            2.00%           2.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets......................................         (0.29%)          0.65%           1.52%            2.32%           1.33%
Portfolio Turnover Rate...........................           121%             45%             79%              75%            129%


SECURITY EQUITY FUND - TOTAL RETURN SERIES (CLASS B)

                                                                         FISCAL PERIOD ENDED SEPTEMBER 30
                                                      ---------------------------------------------------------------------
                                                      1999(C)(D)(K)     1998(C)(D)     1997(C)(D)(G)    1996(C)(D)     1995(B)(C)(D)
                                                      -------------     ----------     -------------    ----------     -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD................     $10.62            $12.45          $10.97           $10.50         $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss).......................      (0.14)            (0.03)           0.07             0.14           0.01
Net Gain (Loss) on Securities
 (realized and unrealized).........................       1.88             (0.96)           1.84             0.77           0.49
                                                      --------          --------        --------         --------       --------
Total from Investment Operations...................       1.74             (0.99)           1.91             0.91           0.50
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income).............      (0.05)            (0.09)          (0.18)           (0.27)            --
Distributions (from Realized Gains)................      (0.75)            (0.75)          (0.25)           (0.17)            --
                                                      --------          --------        --------         --------       --------
   Total Distributions.............................      (0.80)            (0.84)          (0.43)           (0.44)            --
                                                      --------          --------        --------         --------       --------
NET ASSET VALUE END OF PERIOD......................     $11.56            $10.62          $12.45           $10.97         $10.50
                                                      ========          ========        ========         ========       ========
TOTAL RETURN (A)...................................      16.68%            (7.99%)         17.95%            8.97%          5.00%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)...............     $3,652            $3,304          $3,851           $2,781         $1,529
Ratio of Expenses to Average Net Assets............       2.94%             2.94%           2.58%            3.00%          3.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets.......................................      (1.23%)           (0.29%)          0.61%            1.32%          0.31%
Portfolio Turnover Rate............................        121%               45%             79%              75%           129%


                            See accompanying notes.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - TOTAL RETURN SERIES  (CLASS C)

                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                --------------------------------
                                                        1999(C)(D)(J)(K)
                                                        ----------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD................         $11.48
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss).......................          (0.11)
Net Gain (Loss) on Securities
 (realized and unrealized).........................           0.21
                                                           -------
Total from Investment Operations...................           0.10
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income).............             --
Distributions (from Realized Gains)................             --
                                                           -------
   Total Distributions.............................             --
                                                           -------
NET ASSET VALUE END OF PERIOD......................         $11.58
                                                           =======
TOTAL RETURN (A)...................................           0.87%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)...............             $8
Ratio of Expenses to Average Net Assets............           2.93%
Ratio of Net Investment Income (Loss) to Average
  Net Assets.......................................          (1.84%)
Portfolio Turnover Rate............................            149%

                             See accompanying notes.
--------------------------------------------------------------------------------
                                       67

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES (CLASS A)

                                                                 FISCAL PERIOD ENDED SEPTEMBER 30
                                                            ------------------------------------------
                                                              1999(D)      1998(C)(D)    1997(C)(D)(E)
                                                            ----------    ------------   -------------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD.....................      $ 19.37         $17.99         $15.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)............................        (0.05)            --           0.08
Net Gain (Loss) on Securities
 (realized and unrealized)..............................         5.09           1.42           2.91
                                                              -------         ------         ------
Total from Investment Operations........................         5.04           1.42           2.99
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)..................           --          (0.04)            --
Distributions (from Realized Gains).....................        (0.36)            --             --
                                                              -------         ------         ------
   Total Distributions..................................        (0.36)         (0.04)            --
                                                              -------         ------         ------
NET ASSET VALUE END OF PERIOD...........................      $ 24.05         $19.37         $17.99
                                                              =======         ======         ======
TOTAL RETURN (A)........................................        26.12%          7.89%         19.93%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)....................      $13,403         $7,619         $6,209
Ratio of Expenses to Average Net Assets.................         1.42%          1.22%          0.67%
Ratio of Net Investment Income (Loss) to Average
  Net Assets............................................        (0.22%)           --           0.57%
Portfolio Turnover Rate.................................           26%            41%            38%


SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES (CLASS B)

                                                                 FISCAL PERIOD ENDED SEPTEMBER 30
                                                            ------------------------------------------
                                                              1999(D)      1998(C)(D)    1997(C)(D)(E)
                                                            ----------    ------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.....................      $ 19.01         $17.81         $15.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)............................        (0.30)         (0.19)         (0.08)
Net Gain (Loss) on Securities
 (realized and unrealized)..............................         5.00           1.39           2.89
                                                              -------         ------         ------
Total from Investment Operations........................         4.70           1.20           2.81
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)..................           --             --             --
Distributions (from Realized Gains).....................        (0.36)            --             --
                                                              -------         ------         ------
   Total Distributions..................................        (0.36)            --             --
                                                              -------         ------         ------
NET ASSET VALUE END OF PERIOD...........................      $ 23.35         $19.01         $17.81
                                                              =======         ======         ======
TOTAL RETURN (A)........................................        24.81%          6.74%         18.73%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)....................      $ 9,136         $5,245         $3,641
Ratio of Expenses to Average Net Assets.................         2.51%          2.20%          1.84%
Ratio of Net Investment Income (Loss) to Average
  Net Assets............................................        (1.30%)       (0.98%)        (0.60%)
Portfolio Turnover Rate.................................           26%            41%            38%

                            See accompanying notes.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES  (CLASS C)

                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                --------------------------------
                                                           1999(D)(J)
                                                           -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.................         $24.47
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)........................          (0.22)
Net Gain (Loss) on Securities
 (realized and unrealized)..........................          (0.38)
                                                            -------
Total from Investment Operations....................          (0.60)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)..............             --
Distributions (from Realized Gains).................             --
                                                            -------
   Total Distributions..............................             --
                                                            -------
NET ASSET VALUE END OF PERIOD.......................         $23.87
                                                            =======
TOTAL RETURN (A)....................................          (2.45%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)................           $405
Ratio of Expenses to Average Net Assets.............           2.66%
Ratio of Net Investment Income (Loss) to Average
  Net Assets........................................          (1.46%)
Portfolio Turnover Rate.............................             33%

                             See accompanying notes.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


SECURITY EQUITY FUND - VALUE SERIES (CLASS A)

                                                                 FISCAL PERIOD ENDED SEPTEMBER 30

                                                               1999(D)       1998(C)(D)   1997(C)(D)(F)
                                                             -----------    -----------   ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.....................       $ 12.07         $ 12.95         $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)............................         (0.07)         (0.02)           0.05
Net Gain (Loss) on Securities
 (realized and unrealized)..............................          4.65          (0.53)           2.90
                                                             -----------    -----------   ------------

Total from Investment Operations........................          4.58          (0.55)           2.95
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)..................            --          (0.05)             --
Distributions (from Realized Gains).....................         (0.05)         (0.28)             --
                                                             -----------    -----------   ------------
   Total Distributions..................................         (0.05)         (0.33)             --
                                                             -----------    -----------   ------------
NET ASSET VALUE END OF PERIOD...........................       $ 16.60         $ 12.07         $12.95
                                                             ===========    ===========   ============
TOTAL RETURN (A)........................................         38.06%          (4.31%)        29.50%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)....................       $22,804         $10,901         $4,631
Ratio of Expenses to Average Net Assets.................          1.33%           1.27%          1.10%
Ratio of Net Investment Income (Loss) to Average
  Net Assets............................................         (0.44%)         (0.13%)         1.43%
Portfolio Turnover Rate.................................            79%             98%            35%

SECURITY EQUITY FUND - VALUE SERIES (CLASS B)

                                                                 FISCAL PERIOD ENDED SEPTEMBER 30

                                                               1999(D)       1998(C)(D)   1997(C)(D)(F)
                                                             -----------    -----------   ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.....................       $ 11.94           $12.91        $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)............................         (0.22)          (0.15)          0.01
Net Gain (Loss) on Securities
 (realized and unrealized)..............................          4.59           (0.54)          2.90
                                                             -----------    -----------   ------------
Total from Investment Operations........................          4.37           (0.69)          2.91
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)..................            --              --             --
Distributions (from Realized Gains).....................         (0.05)          (0.28)            --
                                                             -----------    -----------   ------------
   Total Distributions..................................         (0.05)          (0.28)            --
                                                             -----------    -----------   ------------
NET ASSET VALUE END OF PERIOD...........................       $ 16.26         $ 11.94        $ 12.91
                                                             ===========    ===========   ============
TOTAL RETURN (A)........................................         36.71%          (5.38%)        29.10%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)....................       $ 9,682         $ 6,615        $ 3,572
Ratio of Expenses to Average Net Assets.................          2.37%           2.33%          2.26%
Ratio of Net Investment Income (Loss) to Average
  Net Assets............................................         (1.50%)         (1.19%)         0.27%
Portfolio Turnover Rate.................................            79%             98%            35%

                             See accompanying notes.
--------------------------------------------------------------------------------

     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


SECURITY EQUITY FUND - VALUE SERIES  (CLASS C)
                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                -----------------------------
                                                             1999(D)(J)
                                                             ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.....................       $14.54
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)............................        (0.13)
Net Gain (Loss) on Securities
 (realized and unrealized)..............................         2.10
                                                               ------
Total from Investment Operations........................         1.97

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)..................           --
Distributions (from Realized Gains).....................           --
                                                               ------
   Total Distributions..................................           --
                                                               ------
NET ASSET VALUE END OF PERIOD...........................       $16.51
                                                               ======
TOTAL RETURN (A)........................................        13.55%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)....................       $1,138
Ratio of Expenses to Average Net Assets.................         2.38%
Ratio of Net Investment Income (Loss) to Average
  Net Assets............................................        (1.36%)
Portfolio Turnover Rate.................................           92%


                             See accompanying notes.
--------------------------------------------------------------------------------
                                       71

     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


SECURITY EQUITY FUND - SMALL COMPANY SERIES  (CLASS A)

                                                             FISCAL PERIOD ENDED SEPTEMBER 30
                                                             --------------------------------
                                                               1999(C)(D)    1998(C)(D)(H)
                                                              ------------    -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.....................        $  8.70         $  10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)............................             --           (0.03)
Net Gain (Loss) on Securities
 (realized and unrealized)..............................           4.28           (1.26)
                                                                -------         -------
Total from Investment Operations........................           4.28           (1.29)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)..................             --           (0.01)
Distributions (from Realized Gains).....................             --              --
                                                                -------         -------
   Total Distributions..................................             --           (0.01)
                                                                -------         -------
NET ASSET VALUE END OF PERIOD...........................        $ 12.98           $8.70
                                                                =======         =======
TOTAL RETURN (A)........................................          49.20%         (12.95%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)....................        $16,877         $ 2,677
Ratio of Expenses to Average Net Assets.................           0.49%           1.39%
Ratio of Net Investment Income (Loss) to Average
  Net Assets............................................           0.03%          (0.35%)
Portfolio Turnover Rate.................................            361%            366%



SECURITY EQUITY FUND - SMALL COMPANY  SERIES (CLASS B)
                                                             FISCAL PERIOD ENDED SEPTEMBER 30
                                                             --------------------------------
                                                               1999(C)(D)    1998(C)(D)(H)
                                                              ------------    -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.......................        $ 8.63         $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)..............................         (0.14)         (0.13)
Net Gain (Loss) on Securities
 (realized and unrealized)................................          4.20          (1.24)
                                                                  ------        --------
Total from Investment Operations..........................          4.06          (1.37)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)....................            --             --
Distributions (from Realized Gains).......................            --             --
                                                                  ------       --------
   Total Distributions....................................            --             --
                                                                  ------       --------
NET ASSET VALUE END OF PERIOD.............................        $12.69          $8.63
                                                                  ------        --------

TOTAL RETURN (A)..........................................         47.05%        (13.70%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)....................          $2,430         $1,504
Ratio of Expenses to Average Net Assets.................            1.94%          2.38%
Ratio of Net Investment Income (Loss) to Average
  Net Assets............................................           (1.41%)        (1.34%)
Portfolio Turnover Rate.................................             361%           366%

                            See accompanying notes.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


SECURITY EQUITY FUND - SMALL COMPANY  SERIES  (CLASS C)

                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                --------------------------------
                                                          1999(C)(D)(J)
                                                          -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.....................       $11.16
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)............................        (0.07)
Net Gain (Loss) on Securities
 (realized and unrealized)..............................         1.77
                                                              -------
Total from Investment Operations........................         1.70
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)..................           --
Distributions (from Realized Gains).....................           --
                                                              -------
   Total Distributions..................................           --
                                                              -------
NET ASSET VALUE END OF PERIOD...........................       $12.86
                                                              =======
TOTAL RETURN (A)........................................        15.23%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)....................         $890
Ratio of Expenses to Average Net Assets.................         1.47%
Ratio of Net Investment Income (Loss) to Average
  Net Assets............................................        (0.95%)
Portfolio Turnover Rate.................................          374%

                            See accompanying notes.
--------------------------------------------------------------------------------

    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - ENHANCED INDEX SERIES  (CLASS A)
                                           FISCAL PERIOD ENDED SEPTEMBER 30
                                           --------------------------------
                                                      1999(D)(I)
                                                      ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............        $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................          0.03
Net Gain (Loss) on Securities
 (realized and unrealized) .....................          0.01
                                                        ------
Total from Investment Operations ...............          0.04

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........            --
Distributions (from Realized Gains) ............            --
                                                        ------
   Total Distributions .........................            --
                                                        ------
NET ASSET VALUE END OF PERIOD ..................        $10.04
                                                        ======
TOTAL RETURN (A) ...............................          0.40%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........        $7,589
Ratio of Expenses to Average Net Assets ........          1.48%
Ratio of Net Investment Income (Loss) to Average
   Net Assets ..................................          0.39%
Portfolio Turnover Rate ........................            68%


SECURITY EQUITY FUND - ENHANCED INDEX SERIES (CLASS B)
                                           FISCAL PERIOD ENDED SEPTEMBER 30
                                           --------------------------------
                                                      1999(D)(I)
                                                      ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............        $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................         (0.02)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................          0.01
                                                        ------
Total from Investment Operations ...............         (0.01)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........            --
Distributions (from Realized Gains) ............            --
                                                        ------
   Total Distributions .........................            --
                                                        ------
NET ASSET VALUE END OF PERIOD ..................        $ 9.99
                                                        ======
TOTAL RETURN (A) ...............................         (0.10%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........        $9,591
Ratio of Expenses to Average Net Assets ........          2.20%
Ratio of Net Investment Income (Loss) to Average
   Net Assets ..................................         (0.33%)
Portfolio Turnover Rate ........................            68%

                             See accompanying notes.
--------------------------------------------------------------------------------
                                       74

    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - ENHANCED INDEX SERIES  (CLASS C)
                                           FISCAL PERIOD ENDED SEPTEMBER 30
                                           --------------------------------
                                                      1999(D)(I)(J)
                                                      -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............        $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................         (0.01)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................          0.01
                                                        ------
Total from Investment Operations ...............          0.00
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........            --
Distributions (from Realized Gains) ............            --
                                                        ------
   Total Distributions .........................            --
                                                        ------
NET ASSET VALUE END OF PERIOD ..................        $10.00
                                                        ======
TOTAL RETURN (A) ...............................          0.00%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........        $5,205
Ratio of Expenses to Average Net Assets ........          2.05%
Ratio of Net Investment Income (Loss) to Average
   Net Assets ..................................         (0.18%)
Portfolio Turnover Rate ........................            68%

                             See accompanying notes
--------------------------------------------------------------------------------

    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SELECT EQUITY FUND - INTERNATIONAL SERIES   (CLASS A)
                                           FISCAL PERIOD ENDED SEPTEMBER 30
                                           --------------------------------
                                                      1999(C)(D)(I)
                                                      -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............        $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................         (0.03)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................         (0.28)
                                                        ------
Total from Investment Operations ...............         (0.31)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........            --
Distributions (from Realized Gains) ............            --
                                                        ------
   Total Distributions .........................            --
                                                        ------
NET ASSET VALUE END OF PERIOD ..................        $ 9.69
                                                        ======
TOTAL RETURN (A) ...............................         (3.10%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........        $2,928
Ratio of Expenses to Average Net Assets ........          2.50%
Ratio of Net Investment Income (Loss) to Average
   Net Assets ..................................         (0.41%)
Portfolio Turnover Rate ........................           115%


SELECT EQUITY FUND -  INTERNATIONAL SERIES  (CLASS B)
                                           FISCAL PERIOD ENDED SEPTEMBER 30
                                           --------------------------------
                                                      1999(C)(D)(I)
                                                      -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.............        $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)....................         (0.07)
Net Gain (Loss) on Securities
 (realized and unrealized)......................         (0.28)
                                                        ------
Total from Investment Operations................         (0.35)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)..........            --
Distributions (from Realized Gains).............            --
                                                        ------
   Total Distributions..........................            --
                                                        ------
NET ASSET VALUE END OF PERIOD...................        $ 9.65
                                                        ======
TOTAL RETURN (A)................................         (3.50%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)............       $ 2,028
Ratio of Expenses to Average Net Assets.........          3.19%
Ratio of Net Investment Income (Loss) to Average
   Net Assets...................................         (1.09%)
Portfolio Turnover Rate.........................           115%

                             See accompanying notes
--------------------------------------------------------------------------------

    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SELECT EQUITY FUND - INTERNATIONAL SERIES   (CLASS C)
                                           FISCAL PERIOD ENDED SEPTEMBER 30
                                           --------------------------------
                                                   1999(C)(D)(I)(J)
                                                   ----------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.............        $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)....................         (0.04)
Net Gain (Loss) on Securities
 (realized and unrealized)......................         (0.28)
                                                        ------
Total from Investment Operations................         (0.32)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)..........            --
Distributions (from Realized Gains).............            --
                                                        ------
   Total Distributions..........................            --
                                                        ------
NET ASSET VALUE END OF PERIOD...................        $ 9.68
                                                        ======
TOTAL RETURN (A)................................         (3.20%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)............        $2,493
Ratio of Expenses to Average Net Assets.........          2.78%
Ratio of Net Investment Income (Loss) to Average
  Net Assets....................................         (0.71%)
Portfolio Turnover Rate.........................           115%

                             See accompanying notes.
--------------------------------------------------------------------------------

    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SELECT EQUITY FUND - SELECT 25 SERIES  (CLASS A)
                                           FISCAL PERIOD ENDED SEPTEMBER 30
                                           --------------------------------
                                                      1999(D)(I)
                                                      ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.............        $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)....................         (0.05)
Net Gain (Loss) on Securities
 (realized and unrealized)......................          0.58
                                                        ------
Total from Investment Operations................          0.53

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)..........            --
Distributions (from Realized Gains).............            --
                                                        ------
   Total Distributions..........................            --
                                                        ------
NET ASSET VALUE END OF PERIOD...................        $10.53
                                                        ======
TOTAL RETURN (A)................................          5.30%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)............       $13,975
Ratio of Expenses to Average Net Assets.........          1.48%
Ratio of Net Investment Income (Loss) to Average
  Net Assets....................................         (0.75%)
Portfolio Turnover Rate.........................            14%


SELECT EQUITY FUND - SELECT 25 SERIES   (CLASS B)
                                           FISCAL PERIOD ENDED SEPTEMBER 30
                                           --------------------------------
                                                      1999(D)(I)
                                                      ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.............        $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)....................         (0.09)
Net Gain (Loss) on Securities
 (realized and unrealized)......................          0.61
                                                        -------
Total from Investment Operations................          0.52

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)..........            --
Distributions (from Realized Gains).............            --
                                                        -------
   Total Distributions..........................            --
                                                        -------
NET ASSET VALUE END OF PERIOD...................       $ 10.52
                                                        =======
TOTAL RETURN (A)................................          5.20%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)............       $12,938
Ratio of Expenses to Average Net Assets.........          2.19%
Ratio of Net Investment Income (Loss) to Average
   Net Assets...................................         (1.47%)
Portfolio Turnover Rate.........................            14%

                             See accompanying notes
--------------------------------------------------------------------------------

    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


SELECT EQUITY FUND - SELECT 25 SERIES  (CLASS C)
                                           FISCAL PERIOD ENDED SEPTEMBER 30
                                           --------------------------------
                                                      1999(D)(I)(J)
                                                      -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.............        $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)....................         (0.09)
Net Gain (Loss) on Securities
 (realized and unrealized)......................          0.64
                                                        ------
Total from Investment Operations................          0.55

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)..........            --
Distributions (from Realized Gains).............            --
                                                        ------
   Total Distributions..........................            --
                                                        ------
Net Asset Value End of Period...................        $10.55
                                                        ======
Total Return (A)................................         5.50%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)............        $4,442
Ratio of Expenses to Average Net Assets.........          2.07%
Ratio of Net Investment Income (Loss) to Average
   Net Assets...................................         (1.34%)
Portfolio Turnover Rate.........................            14%




                             See accompanying notes.

--------------------------------------------------------------------------------

    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY ULTRA FUND (CLASS A)
                                                               FISCAL PERIOD ENDED SEPTEMBER 30
                                                   ------------------------------------------------------
                                                   1999(D)     1998(D)     1997(D)    1996(D)     1995(D)
                                                   -------    --------    --------    -------     -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.............   $  7.65     $  9.24     $  8.25    $  8.20     $  6.82
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (loss)....................     (0.06)      (0.06)      (0.08)     (0.05)      (0.02)
Net Gain (Loss) on Securities
 (realized and unrealized)......................      3.51       (1.06)       1.65       1.10        1.54
                                                   -------    --------    --------    -------     -------
Total from Investment Operations................      3.45       (1.12)       1.57       1.05        1.52

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)..........        --          --          --         --          --
Distributions (from Realized Gains).............     (1.91)      (0.47)      (0.58)     (1.00)      (0.14)
                                                   -------    --------    --------    -------     -------
   Total Distributions..........................     (1.91)      (0.47)      (0.58)     (1.00)      (0.14)
                                                   -------    --------    --------    -------     -------
NET ASSET VALUE END OF PERIOD...................   $  9.19     $  7.65     $  9.24    $  8.25     $  8.20
                                                   =======    ========    ========    =======     =======
TOTAL RETURN (A)................................     50.91%     (12.45%)     20.57%     15.36%      22.69%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)............   $96,238     $67,554     $84,504    $74,230     $66,052
Ratio of Expenses to Average Net Assets.........      1.21%       1.23%       1.71%      1.31%       1.32%
Ratio of Net Investment Income (Loss) to Average
  Net Assets....................................     (0.77%)     (0.64%)     (1.01%)    (0.61%)     (0.31%)
Portfolio Turnover Rate.........................        54%        116%         68%       161%        180%


SECURITY ULTRA FUND (CLASS B)
                                                               FISCAL PERIOD ENDED SEPTEMBER 30
                                                   ------------------------------------------------------
                                                   1999(D)     1998(D)     1997(D)    1996(D)     1995(D)
                                                   -------    --------    --------    -------     -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.............   $  7.28     $  8.90     $  8.03    $  8.11     $  6.81
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (loss)....................     (0.14)      (0.14)      (0.15)     (0.13)      (0.09)
Net Gain (Loss) on Securities
 (realized and unrealized)......................      3.31       (1.01)       1.60       1.05        1.53
                                                   -------    --------    --------    -------     -------
Total from Investment Operations................      3.17       (1.15)       1.45       0.92        1.44

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)..........        --          --          --         --          --
Distributions (from Realized Gains).............     (1.91)      (0.47)      (0.58)     (1.00)      (0.14)
                                                   ---------   --------    --------   ---------   ---------
   Total Distributions..........................     (1.91)      (0.47)      (0.58)     (1.00)      (0.14)
                                                   ---------   --------    --------   ---------   ---------
NET ASSET VALUE END OF PERIOD...................   $  8.54     $  7.28     $  8.90    $  8.03     $  8.11
                                                   =========   ========    ========   =========   =========
TOTAL RETURN (A)................................     49.39%     (13.30%)     19.58%     13.81%      21.53%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)............   $ 7,818     $ 5,610     $ 5,964    $ 2,698     $ 5,428
Ratio of Expenses to Average Net Assets.........      2.21%       2.23%       2.71%      2.31%       2.32%
Ratio of Net Investment Income (Loss) to Average
  Net Assets....................................     (1.77%)     (1.64%)     (2.01%)    (1.61%)     (1.31%)
Portfolio Turnover Rate.........................        54%        116%         68%       161%        180%


                             See accompanying notes.

--------------------------------------------------------------------------------

    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


SECURITY ULTRA FUND (CLASS C)
                                           FISCAL PERIOD ENDED SEPTEMBER 30
                                           --------------------------------
                                                        1999(D)(J)
                                                      -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.............        $ 8.20
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)....................         (0.07)
Net Gain (Loss) on Securities
 (realized and unrealized)......................          0.98
                                                        ------
Total from Investment Operations................          0.91

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)..........            --
Distributions (from Realized Gains).............            --
                                                        ------
   Total Distributions..........................            --
                                                        ------
NET ASSET VALUE END OF PERIOD...................        $ 9.11
                                                        ======
TOTAL RETURN (A)................................         11.10%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)............        $   95
Ratio of Expenses to Average Net Assets.........          2.21%
Ratio of Net Investment Income (Loss) to Average
   Net Assets...................................         (1.75%)
Portfolio Turnover Rate.........................            54%



(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C shares.
(b) Security Total Return Series was initially capitalized on June 1, 1995, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.
(c) Fund expenses were reduced by the Investment Manager during the period and expense ratios absent such reimbursement would have been as follows:
                                          1995   1996   1997   1998   1999
    Total Return Series          Class A  3.6%   3.1%   2.4%   2.5%   2.3%
                                 Class B  4.7%   3.9%   3.3%   3.4%   3.2%
                                 Class C  N/A    N/A    N/A    N/A    3.2%
    Social Awareness Series      Class A  N/A    N/A    1.7%   1.5%   N/A
                                 Class B  N/A    N/A    2.8%   2.5%   N/A
    Value Series                 Class A  N/A    N/A    1.9%   1.5%   N/A
                                 Class B  N/A    N/A    2.8%   2.6%   N/A
    Small Company Series         Class A  N/A    N/A    N/A    2.4%   1.5%
                                 Class B  N/A    N/A    N/A    3.4%   2.9%
                                 Class C  N/A    N/A    N/A    N/A    2.5%
    International Series         Class A  N/A    N/A    N/A    N/A    4.7%
                                 Class B  N/A    N/A    N/A    N/A    5.4%
                                 Class C  N/A    N/A    N/A    N/A    5.0%

(d) Net investment income (loss) was computed using average shares outstanding throughout the period.
(e) Security Social Awareness Series was initially capitalized on November
    1, 1996, with a net asset value of $15 per share. Percentage amounts for the period, except for total return, have been annualized.
(f) Security Value Series was initially capitalized on May 1, 1997, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.
(g) Meridian Investment Management Corporation (Meridian) became the sub-advisor of Total Return Series effective August 1, 1997. Prior to August 1, 1997 Security Management Company, LLC (SMC) paid Templeton/Franklin Investment Services, Inc. and Meridian for research services provided to Total Return Series.
(h) Security Small Company Series was initially capitalized on October 15, 1997, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.
(i) Security Enhanced Index Series, Security International Series and Security Select 25 Series were initially capitalized on January 29, 1999, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.
(j) Class "C" Shares were initially offered for sale on January 29, 1999. Percentage amounts for the period, except total return, have been annualized.
(k) Prior to May 15, 1999 SMC paid Meridian for sub-advisory services provided to Total Return Series. Effective May 15,1999 the sub-advisory contract with Meridian was terminated and SMC continued to provide advisory services to the Total Return Series.



--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1999

1. SIGNIFICANT ACCOUNTING POLICIES
  Security Growth and Income, Equity and Ultra Funds (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of Security Equity Fund are currently issued in multiple Series, with each Series, in effect, representing a separate fund. Effective May 15, 1999 Asset Allocation Series of Equity Fund changed its name to Total Return Series. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed, except that purchases of Class A shares of $1 million or more sold without a front-end sales charge are subject to a contingent deferred sales charge if redeemed within one year of purchase. Class B shares are offered without a front-end sales charge but incur additional class-Dspecific expenses. Redemptions of the shares within five years of acquisition incur a contingent deferred sales charge. The Funds began offering an additional class of shares (OCO shares) to the public on January 29, 1999. The shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of the shares within one year of acquisition incur a contingent deferred sales charge.
   The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.
   A. SECURITY VALUATION - Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on prices from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or the Funds' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value. The Funds generally will value short-term debt securities at prices based on market quotations for securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.
   Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. The Global Series' and International Series' investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Global Series and International Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
   B. FOREIGN CURRENCY TRANSACTIONS - The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.
   The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
   Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
   C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Global Series and International Series may enter into forward foreign exchange contracts in order to manage foreign currency risk from purchase or sale of securities denominated in foreign currency. These funds may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled. These contracts involve market risk in excess of the amount reflected in the statements of assets and liabilities. The face or contract amount in U.S. dollars reflects the total exposure these funds have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.
   D. FUTURES - Growth and Income Fund, Social Awareness Series, Small Company Series, Enhanced Index Series, International Series, and Ultra Fund utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. These funds may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, the Funds may pay departing shareholders from its cash balances and reduce their futures positions accordingly. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds are required to deposit and maintain as collateral either cash or securities, representing the initial margin, equal to a

--------------------------------------------------------------------------------
                                       82

--------------------------------------------------------------------------------

certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the Funds. The Funds realize a gain or loss when the contract is closed or expires.
   E. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis._ Dividend income less foreign taxes withheld (if any) plus foreign taxes recoverable (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized.
   F. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments relating to the expiration of net operating losses and the recharacterization of foreign currency gains and losses, the deferral of post-October losses and mark-to-market of futures and foreign exchange contracts.
   G. TAXES - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.
   H. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
   Under terms of the investment advisory contract, Security Management Company, LLC (SMC) agrees to provide, or arrange for others to provide, all the services required by the Growth and Income Fund, Equity Series, Global Series, and Ultra Fund for a single fee, including investment advisory services, transfer agent services and certain other administrative services. For Growth and Income Fund, Equity Series and Ultra Fund, this fee is equal to 2% of the first $10 million of the average daily closing value of each Fund's net assets, 1.50% of the next $20 million, and 1% of the remaining net assets of the Fund for the fiscal year. For Global Series, this fee is equal to 2% of the first $70 million of the average daily closing value of the SeriesO net assets and 1.50% of the remaining average net assets of the Series for the fiscal year. Additionally, SMC agrees to assume all of the FundsO expenses, except for its fee and the expenses of interest, taxes, brokerage commissions and extraordinary items and Class B and Class C distribution fees. Management fees are payable to SMC under an investment advisory contract at an annual rate of 0.75% of the average daily net assets for Enhanced Index and Select 25 Series, 1.00% for Social Awareness, Value and Small Company Series, and 1.10% for International Series. For the period October 1, 1998 to July 31, 1999 management fees were payable to SMC under an investment advisory contract at an annual rate of 1.0% of the average daily net assets for Total Return Series. Effective August 1, 1999, this annual rate changed to 0.75%.
   SMC also acts as the administrative agent and transfer agent for the Funds, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for each Fund. For the administrative services, SMC receives, from Total Return Series, a fee equal to .045% of the average daily net assets of the Series plus the greater of .10% of its average net assets, or $60,000, for the period October 1, 1998 to July 31, 1999. Effective August 1, 1999, the administrative fee is .09% of the average daily net assets of the Series. For the International Series, the administrative fee is equal to .045% of the average daily net assets of the Series plus the greater of .10% of the average net assets, or (i) $30,000 for the year ended January 31, 2000, (ii) $45,000 for the year ended January 31, 2001 and (iii) $60,000 for the year ended January 31, 2002. For administrative services provided to the Social Awareness Series,Value Series, Small Company Series, Enhanced Index Series and the Select 25 Series, SMC receives an administrative fee equal to .09% of the average daily net assets of each Series. For transfer agent services, SMC is paid an annual fixed charge per account as well as a transaction fee for all shareholder and dividend payments, except, for those related to Growth and Income Fund, Equity Series, Global Series and Ultra Fund.
   For the period October 1, 1998 to October 31, 1998, SMC paid Lexington Management Corporation, an amount equal to 0.50% of the average daily net assets of Global Series, for investment advisory services provided to the Global Series. A special meeting of the stockholders of Global Series was held on October 28, 1998. At this meeting, shareholders voted to approve a new subadvisory contract, effective November 1, 1998 which replaced Lexington with OppenheimerFunds, Inc. Under this new agreement, SMC pays OppenheimerFunds an annual fee equal to a percentage of the average daily closing value of the combined average daily net assets of Global Series and another Fund managed by SMC, SBL Series D, computed on a daily basis as follows:

Combined Average Daily Net Assets                Annual Fees
---------------------------------                -----------
$0 to $300 Million.............................  .35%
$300 Million to $750 Million...................  .30%
$750 Million or more...........................  .25%

   For the period October 1, 1998 to May 14, 1999, SMC paid Meridian Investment Management Corporation for subadvisory services provided to the Total Return Series, an annual fee equal to the following schedule:

Average Daily Net Assets of the Series           Annual Fees
--------------------------------------           -----------
Less Than $100 Million.........................  .40%, plus
$100 Million but less than $200 Million........  .35%, plus
$200 Million but less than $400 Million........  .30%, plus
$400 Million or more...........................  .25%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   SMC pays Strong Capital Management, Inc. ("Strong") with respect to Small Company Series, an annual fee based on the combined average net assets of the Series and another fund managed by SMC, SBL Series X. The fee is equal to:

Combined Average Daily Net Assets                Annual Fees
---------------------------------                -----------
Less Than $150 Million.........................  .50%
$150 Million to $500 Million...................  .45%
$500 Million or more...........................  .40%

   Bankers Trust company furnishes investment advisory services to Enhanced Index Series and International Series. For such services to the Enhanced Index Series, SMC pays Bankers Trust an annual fee equal to a percentage of the average daily closing value of the combined net assets of Enhanced Index Series and another Fund, managed by SMC, SBL Series H as follows:

Combined Average Daily Net Assets              Annual Fees
---------------------------------              -----------
Less Than $100 Million.........................  .20%
$100 Million to $300 Million...................  .15%
$300 Million or more...........................  .13%

   SMC will also pay Bankers Trust the following minimum fees with respect to the Enhanced Index Series: (i) no minimum fee in the first year the Enhanced Index begins operations; and (ii) $100,000 in the Series' second year of operations; and (iii) $200,000 in the third and following years of the Series' operations. For the services provided to the International Series, SMC pays Bankers Trust an annual fee equal to a percentage of the average daily closing value of the combined net assets of International Series and another Fund managed by SMC, SBL Series I, computed on a daily basis as follows:

Combined Average Daily Net Assets             Annual Fees
---------------------------------             -----------
Less Than $200 Million.........................  .60%
$200 Million or more...........................  .55%

   SMC has agreed to limit the total expenses of the Enhanced Index Series and Select 25 Series to 1.75% of the average daily net assets, Total Return Series, Social Awareness Series, Value Series, and the Small Company Series to 2.00% of the average daily net assets, and the International Series to 2.25% of the average daily net assets, in each case exclusive of interest, taxes, extraordinary expenses, brokerage fees and commissions and 12b-1 fees. The expense limits, other than those for Enhanced Index, Select 25 and International Series, are voluntary limits which may be eliminated at any time without notice to shareholders. SMC waived management fees for the Small Company Series through September 30, 1999.
   The Funds have adopted Distribution Plans related to the offering of Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Small Company, Enhanced Index, International and the Select 25 Series have also adopted such a Plan with respect to their Class A Shares. The plans provide for payments at an annual rate of 1.00% of the average daily net assets of each FundOs Class B and Class C shares and 0.25% of the average daily net assets of the Small Company, Enhanced Index, International and Select 25 Series Class A shares. The Class A share 12b-1 fees of Small Company Series are currently being waived.
   Security Distributors, Inc. (SDl), a wholly-owned subsidiary of Security Benefit Group, Inc. and the national distributor of the Funds, receives net underwriting commissions on sales of Class A shares and contingent deferred sales charges on redemptions occurring within 5 years of the date of purchase of Class B shares and within 1 year of the date of purchase for Class C shares, after allowances to brokers and dealers, as follows:

                               SDI        SDI       SDI      BROKER/    BROKER/    BROKER/
                          UNDERWRITING    CDSC      CDSC      DEALER     DEALER     DEALER
                            (CLASS A)  (CLASS B) (CLASS C)  (CLASS A)  (CLASS B)  (CLASS C)
                            ---------  --------- ---------  ---------  ---------  ---------
Growth & Income Fund         $10,480   $ 20,167    $100     $  52,702  $  77,481   $2,427
Security Equity Fund:
   Equity Series             160,666    161,304     731     1,200,901  1,583,195   31,272
   Global Series               3,301     17,455       N        25,393     36,803    2,395
   Total Return Series         1,156      2,420      --         5,296     10,187      114
   Social Awareness Series   193,400      7,142      --       159,666    121,903    2,749
   Value Series                8,929     26,286     100        64,530     61,818   15,927
   Small Company Series          266      1,025      --        10,045      8,510   10,943
   Enhanced Index Series       2,153      2,947      68       101,024    150,472   31,661
   International Series        1,422         --      50        15,008     14,156    3,176
   Select 25 Series           10,249     11,631     152       336,236    322,126   17,119
Security Ultra Fund            7,112      4,914      --        45,491     24,168    1,353

Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3.   UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENT SECURITIES
     For federal income tax purposes, the amounts of unrealized appreciation (depreciation) for the Fund's investments at September 30, 1999, were as follows:

                               GROSS          GROSS      NET UNREALIZED
                            UNREALIZED     UNREALIZED     APPRECIATION
                           APPRECIATION   DEPRECIATION   (DEPRECIATION)
                           ------------   ------------   --------------
Growth & Income Fund        $7,057,694    ($6,332,311)       $725,383
Security Equity Fund:
   Equity Series           437,261,543     (5,177,302)    432,084,241
   Global Series             9,384,118     (2,915,017)      6,469,101
   Total Return Series         765,908     (4,550,607)     (3,784,699)
   Social Awareness Series   5,548,440       (649,102)      4,899,338
   Value Series              7,361,435     (2,185,130)      5,176,305
   Small Company Series      4,521,797       (151,787)      4,370,010
   Enhanced Index Series     1,096,125     (1,598,882)       (502,757)
   International Series        273,806       (365,793)        (91,987)
   Select 25 Series          2,185,294     (1,156,074)      1,029,220
Security Ultra Fund         37,783,130     (5,218,157)     32,564,973

4.   INVESTMENT TRANSACTIONS
     Investment transactions for the period ended September 30, 1999 (excluding overnight investments and short-term commercial paper), are as follows:

                                            PROCEEDS
                            PURCHASES      FROM SALES
                            ---------      ----------
Growth & Income Fund     $  84,075,903   $  92,621,175
Security Equity Fund:
   Equity Series           430,968,788     367,353,509
   Global Series            57,312,849      53,934,979
   Total Return Series       8,357,858       8,695,401
   Social Awareness Series  11,233,255       4,690,495
   Value Series             29,466,494      20,287,317
   Small Company Series     49,254,877      38,586,300
   Enhanced Index Series    27,250,626       6,584,789
   International Series     11,557,659       4,541,291
   Select 25 Series         31,139,333       1,804,272
Security Ultra Fund         48,836,736      56,029,976

5.   FORWARD FOREIGN EXCHANGE CONTRACTS
     At September 30, 1999, Global Series and International Series had the following open forward foreign exchange contracts to buy or sell currency (excluding foreign currency contracts used for purchase and sale settlements):

                                                                                                                    NET
                                                    FOREIGN           AMOUNT TO BE                              UNREALIZED
                                  SETTLEMENT       CURRENCY         (RECEIVED)/PAID    U.S. $ VALUE AS OF      APPRECIATION
CURRENCY                 TYPE        DATE       TO BE DELIVERED         IN U.S. $       SEPTEMBER 30, 1999    (DEPRECIATION)
--------                 ----        ----       ---------------         ---------       ------------------    --------------
Global Series
-------------
Japanese Yen             Short     12/08/99       (142,356,000)       $(1,296,504)          $(1,351,547)         $(55,043)

International Series
--------------------
Japanese Yen             Short     10/12/99        (38,626,000)          (350,000)             (363,280)          (13,280)
Japanese Yen             Short     10/12/99        (33,112,800)          (300,000)             (311,429)          (11,429)
Japanese Yen             Short     10/12/99        (18,284,875)          (175,000)             (171,971)            3,029
Japanese Yen             Long      10/12/99         55,191,944            511,411               519,085             7,674
Japanese Yen             Long      10/12/99         16,546,856            156,169               155,625              (544)
                                                                                                                 --------
                                                                                                                 ($14,550)
                                                                                                                 ========

6.   OPEN FUTURES CONTRACTS
     At September 30, 1999, the Enhanced Index Series had the following open futures contract:

               NUMBER OF                      CONTRACT     MARKET    UNREALIZED
CURRENCY       CONTRACTS   EXPIRATION DATE     AMOUNT       VALUE    GAIN/(LOSS)
--------       ---------   ---------------     ------       -----    -----------
S&P 500 Index     12           12/16/99      $4,051,535  $3,894,600   $(156,935)

     At September 30, 1999, the market value of assets pledged to cover margin requirements for open futures contracts was $6,382,416.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7.       CAPITAL SHARE TRANSACTIONS
         The Funds are authorized to issue unlimited number of shares in an unlimited number of classes. Transactions in the capital shares of the Funds were as follows:

                                                                                                             1999          1999
                       1999         1999           1999         1999        1999             1999         Increase/     Increase/
                      Shares       Amount         Shares       Amount      Shares           Amount        (Decrease)    (Decrease)
                       Sold         Sold        Reinvested   Reinvested   Redeemed          Redeemed        Shares        Amount
                    ----------  ------------    ---------   -----------  -----------     -------------    ---------     -----------
Growth & Income Fund
  Class A shares       673,512  $  5,147,174    1,799,088   $12,417,291   (1,994,458)     ($14,859,162)     478,142     $ 2,705,303
  Class B shares       383,324     2,857,782      247,855     1,670,300     (444,025)       (3,216,919)     187,154       1,311,163
  Class C shares        43,144       332,472           --            --       (1,433)          (11,201)      41,711         321,271
                    ----------  ------------    ---------   -----------  -----------     -------------    ---------     -----------
    Total            1,099,980  $  8,337,428    2,046,943   $14,087,591   (2,439,916)     ($18,087,282)     707,007     $ 4,337,737
                    ==========  ============    =========   ===========  ===========     =============    =========     ===========
Equity Series
  Class A shares    13,420,421  $132,649,509    6,045,433   $59,027,585  (14,665,109)    ($147,063,933)   4,800,745     $44,613,161
  Class B shares     8,372,638    79,823,484    1,056,640     9,899,655   (5,823,017)      (55,932,934)   3,606,261      33,790,205
  Class C shares       466,193     4,768,942           --            --      (10,366)         (105,580)     455,827       4,663,362
                    ----------  ------------    ---------   -----------  -----------     -------------    ---------     -----------
    Total           22,259,252  $217,241,935    7,102,073   $68,927,240  (20,498,492)    ($203,102,447)   8,862,833     $83,066,728
                    ==========  ============    =========   ===========  ===========     =============    =========     ===========
Global Series
  Class A shares       695,668  $  8,911,418      130,230   $ 1,583,863     (490,657)      ($6,276,602)     335,241     $ 4,218,679
  Class B shares       692,033     8,616,997       86,877     1,024,274     (407,260)       (5,056,378)     371,650       4,584,893
  Class C shares        14,520       197,823           --            --           --                --       14,520         197,823
                    ----------  ------------    ---------   -----------  -----------     -------------    ---------     -----------
    Total            1,402,221  $ 17,726,238      217,107   $ 2,608,137     (897,917)      (11,332,980)     721,411     $ 9,001,395
                    ==========  ============    =========   ===========  ===========     =============    =========     ===========
Total Return Series
  Class A shares        31,506  $    368,718       24,537   $   271,998      (56,089)        ($652,076)         (46)       ($11,360)
  Class B shares        27,410       315,455       21,691       239,384      (44,246)         (505,377)       4,855          49,462
  Class C shares           709         8,553           --            --           --                --          709           8,553
                    ----------  ------------    ---------   -----------  -----------     -------------    ---------     -----------
    Total               59,625  $    692,726       46,228   $   511,382     (100,335)      ($1,157,453)       5,518     $    46,655
                    ==========  ============    =========   ===========  ===========     =============    =========     ===========
Social Awareness Series
  Class A shares       306,741  $  7,392,701        6,458   $   147,295     (149,302)      ($3,600,362)     163,897     $ 3,939,634
  Class B shares       204,928     4,817,870        4,916       109,778      (94,506)       (2,217,147)     115,338       2,710,501
  Class C shares        16,960       418,879           --            --          (12)             (303)      16,948         418,576
                    ----------  ------------    ---------   -----------  -----------     -------------    ---------     -----------
    Total              528,629  $ 12,629,450       11,374   $   257,073     (243,820)      ($5,817,812)     296,183     $ 7,068,711
                    ==========  ============    =========   ===========  ===========     =============    =========     ===========
Value Series
  Class A shares       749,287  $ 11,366,515        3,927   $    54,487     (283,023)      ($4,222,754)     470,191     $ 7,198,248
  Class B shares       177,704     2,663,312        2,087        28,596     (138,360)       (1,970,978)      41,431         720,930
  Class C shares        69,766     1,117,339           --            --         (822)          (13,409)      68,944       1,103,930
                    ----------  ------------    ---------   -----------  -----------     -------------    ---------     -----------
    Total              996,757  $ 15,147,166        6,014   $    83,083     (422,205)      ($6,207,141)     580,566     $ 9,023,108
                    ==========  ============    =========   ===========  ===========     =============    =========     ===========
Small Company Series
  Class A shares     1,039,226  $ 10,583,205           --   $        --      (46,168)        ($479,808)     993,058     $10,103,397
  Class B shares        29,971       312,814           --            --      (12,838)         (128,933)      17,133         183,881
  Class C shares        69,336       738,707           --            --         (127)           (1,457)      69,209         737,250
                    ----------  ------------    ---------   -----------  -----------     -------------    ---------     -----------
    Total            1,138,533  $ 11,634,726           --   $        --      (59,133)        ($610,198)   1,079,400     $11,024,528
                    ==========  ============    =========   ===========  ===========     =============    =========     ===========
Enhanced Index Series
  Class A shares       814,143  $  8,317,912           --   $        --      (58,104)        ($609,377)     756,039      $7,708,535
  Class B shares       973,729     9,959,395           --            --      (13,517)         (140,440)     960,212       9,818,955
  Class C shares       521,068     5,288,712           --            --         (807)           (8,246)     520,261       5,280,466
                    ----------  ------------    ---------   -----------  -----------     -------------    ---------     -----------
    Total            2,308,940  $ 23,566,019           --   $        --      (72,428)        ($758,063)   2,236,512     $22,807,956
                    ==========  ============    =========   ===========  ===========     =============    =========     ===========
International Series
  Class A shares       307,889  $  3,015,685           --   $        --       (5,768)         ($55,982)     302,121     $ 2,959,703
  Class B shares       210,293     2,081,770           --            --         (208)           (2,000)     210,085       2,079,770
  Class C shares       258,214     2,545,289           --            --         (609)           (5,792)     257,605       2,539,497
                    ----------  ------------    ---------   -----------  -----------     -------------    ---------     -----------
    Total              776,396  $  7,642,744           --   $        --       (6,585)         ($63,774)     769,811     $ 7,578,970
                    ==========  ============    =========   ===========  ===========     =============    =========     ===========
Select 25 Series
  Class A shares     1,447,176  $ 14,845,141           --   $        --     (120,570)      ($1,239,696)   1,326,606     $13,605,445
  Class B shares     1,278,626    13,090,317           --            --      (49,213)         (515,290)   1,229,413      12,575,027
  Class C shares       426,772     4,350,090           --            --       (5,870)          (61,895)     420,902       4,288,195
                    ----------  ------------    ---------   -----------  -----------     -------------    ---------     -----------
    Total            3,152,574  $ 32,285,548           --   $        --     (175,653)      ($1,816,881)   2,976,921     $30,468,667
                    ==========  ============    =========   ===========  ===========     =============    =========     ===========
Security Ultra Fund
  Class A shares     3,546,126  $ 30,558,437    2,215,618   $16,490,845  (4,118,483)      ($35,203,189)   1,643,261     $11,846,093
  Class B shares       881,272     7,056,830      280,843     1,958,316  (1,016,884)        (7,863,259)     145,231       1,151,887
  Class C shares        11,687       105,169           --            --      (1,234)           (10,906)      10,453          94,263
                    ----------  ------------    ---------   -----------  -----------     -------------    ---------     -----------
    Total            4,439,085  $ 37,720,436    2,496,461   $18,449,161  (5,136,601)      ($43,077,354)   1,798,945     $13,092,243
                    ==========  ============    =========   ===========  ===========     =============    =========     ===========



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                            1998         1998
                      1998          1998           1998           1998          1998          1998        Increase     Increase
                     Shares        Amount         Shares         Amount        Shares        Amount      (Decrease)   (Decrease)
                      Sold          Sold        Reinvested     Reinvested     Redeemed      Redeemed       Shares       Amount
                   ----------    ------------    ---------     -----------  -----------   ------------    ---------   -----------
Growth & Income Fund
  Class A shares      897,930    $  8,039,594    2,491,694     $20,461,757   (1,631,465) ($ 14,689,087)   1,758,159   $13,812,264
  Class B shares      777,100       6,982,465      224,071       1,801,115     (386,154)    (3,361,102)     615,017     5,422,478
                   ----------    ------------    ---------     -----------  -----------   ------------    ---------   -----------
    Total           1,675,030    $ 15,022,059    2,715,765     $22,262,872   (2,017,619) ($ 18,050,189)   2,373,176   $19,234,742
                   ==========    ============    =========     ===========  ===========   ============    =========   ===========

Security Equity Fund
  Equity Series
  Class A shares   14,708,089    $136,274,032    7,660,051     $62,161,314  (18,384,656) ($169,188,732)   3,983,484   $29,246,614
  Class B shares    9,679,948      87,126,289      983,955       7,737,823   (7,521,486)   (67,220,998)   3,142,417    27,643,114
                   ----------    ------------    ---------     -----------  -----------   ------------    ---------   -----------
    Total          24,388,037    $223,400,321    8,644,006     $69,899,137  (25,906,142) ($236,409,730)   7,125,901   $56,889,728
                   ==========    ============    =========     ===========  ===========   ============    =========   ===========

Global Series
   Class A shares     550,745    $  6,756,901      178,892     $ 1,961,738     (826,479) ($ 10,210,710)     (96,842) ($ 1,492,071)
   Class B shares     609,174       7,257,866      101,172       1,084,862     (539,145)    (6,570,649)     171,201     1,772,079
                   ----------    ------------    ---------     -----------  -----------   ------------    ---------   -----------
    Total           1,159,919    $ 14,014,767      280,064     $ 3,046,600   (1,365,624) ($ 16,781,359)      74,359   $   280,008
                   ==========    ============    =========     ===========  ===========   ============    =========   ===========

Total Return Series
   Class A shares      40,767    $    477,764       26,301     $   281,349      (70,566) ($    834,386)      (3,498)     ($75,273)
   Class B shares      23,179         273,444       24,152         257,508      (45,400)      (518,143)       1,931        12,809
                   ----------    ------------    ---------     -----------  -----------   ------------    ---------   -----------
    Total              63,946    $    751,208       50,453     $   538,857     (115,966) ($  1,352,529)      (1,567)     ($62,464)
                   ==========    ============    =========     ===========  ===========   ============    =========   ===========

Social Awareness Series
   Class A shares      99,548    $  1,947,642          705     $    12,614      (52,024) ($  1,015,030)      48,229   $   945,226
   Class B shares      89,089       1,754,799           --              --      (17,598)      (353,596)      71,491     1,401,203
                   ----------    ------------    ---------     -----------  -----------   ------------    ---------   -----------
    Total             188,637    $  3,702,441          705     $    12,614      (69,622) ($  1,368,626)     119,720   $ 2,346,429
                   ==========    ============    =========     ===========  ===========   ============    =========   ===========
Value Series
   Class A shares     638,717    $  8,620,440       13,847     $   169,124     (106,666) ($  1,448,635)     545,898  $  7,340,929
   Class B shares     368,016       4,903,668        7,210          87,953      (97,738)    (1,246,510)     277,488     3,745,111
                   ----------    ------------    ---------     -----------  -----------   ------------    ---------   -----------
    Total           1,006,733    $ 13,524,108       21,057     $   257,077     (204,404)   ($2,695,145)     823,386   $11,086,040
                   ==========    ============    =========     ===========  ===========   ============    =========   ===========

Small Company Series
   Class A shares     342,821    $  3,335,436          113     $     1,049      (35,285) ($    357,569)     307,649    $2,978,916
   Class B shares     182,081       1,815,706           --              --       (7,752)       (81,997)     174,329     1,733,709
                   ----------    ------------    ---------     -----------  -----------   ------------    ---------   -----------
    Total             524,902    $  5,151,142          113     $     1,049      (43,037) ($    439,566)     481,978    $4,712,625
                   ==========    ============    =========     ===========  ===========   ============    =========   ===========

Security Ultra Fund
   Class A shares   1,810,198    $ 15,549,214      479,762     $ 3,906,218   (2,607,409) ($ 22,820,668)    (317,449)  ($3,365,236)
   Class B shares     652,253       5,484,993       37,989         296,771     (589,552) (   5,113,365)     100,690       668,399
                   ----------    ------------    ---------     -----------  ------------  ------------    ---------   -----------
    Total           2,462,451    $ 21,034,207      517,751     $ 4,202,989   (3,196,961) ($ 27,934,033)    (216,759)  ($2,696,837)
                   ==========    ============    =========     ===========  ============ =============    =========   ===========


8.   FEES PAID INDIRECTLY
     The Funds have directed certain portfolio trades to brokers who paid a portion of each Fund's expenses. Fund expenses were reduced as indicated in the table below:

                               FISCAL YEAR               FISCAL YEAR
                        ENDED SEPTEMBER 30, 1999  ENDED SEPTEMBER 30, 1998
Growth & Income Fund            $   670                   $   685
Equity Series                     7,860                     6,614
Total Return Series                  54                        52
Social Awareness Series             135                        90
Value Series                        183                       112
Select 25 Series                     90                       N/A
Ultra Fund                          690                       619
                                 ------                    ------
                                 $9,682                    $8,172
                                 ======                    ======

9.   FEDERAL TAX MATTERS
     The Fund's desiginate as capital gain dividends paid during the fiscal year ended September 30, 1999 for the purpose of the dividends paid deduction on each Fund's federal income tax return as follows:

Growth & Income Fund    $  7,076,990
Security Equity Fund:
  Equity Series           70,506,213
  Global Series            2,540,406
  Total Return Series        415,141
  Social Awareness Series    267,291
  Value Series                 1,470
  Small Company Series            --
  Enhanced Index Series           --
  International Series            --
  Select 25 Series                --
Security Ultra Fund       18,268,179



--------------------------------------------------------------------------------
                                       87

--------------------------------------------------------------------------------

     In accordance with the provisions of the Internal Revenue Code, the percentage of ordinary dividends (including net short-term capital gains) attributable to the fiscal year ended September 30, 1999, which qualify for the dividends received deduction for corporate shareholders are as follows:

Growth & Income Fund             100%
Security Equity Fund:
  Equity Series                  100%
  Global Series                    4%
  Total Return Series              0%
  Social Awareness Series          0%
  Value Series                     0%
  Small Company Series             2%
  Enhanced Index Series          100%
  International Series             0%
  Select 25 Series                 0%
Security Ultra Fund               11%

10.  TRANSACTIONS IN WRITTEN OPTIONS
     Transactions in options written for the International Series for the period ended September 30, 1999 were as follows:

CALL OPTIONS WRITTEN

                              NUMBER OF         PREMIUM
                              CONTRACTS         AMOUNT
                              ---------         -------

Balance at Jan. 29, 1999             --              --
Opened                          382,990           2,447
Expired                        (382,990)         (2,447)
Exercised                            --              --
                              ---------         -------
Balance at Sept. 30, 1999            --              --
                              =========         =======

PUT OPTIONS WRITTEN
                              NUMBER OF         PREMIUM
                              CONTRACTS         AMOUNT
                              ---------         -------
Balance at Jan. 29, 1999             --              --
Opened                          236,712             962
Expired                        (236,712)           (962)
Exercised                            --              --
                              ---------         -------
Balance at Sept. 30, 1999            --              --
                              =========         =======




--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors
Security Growth and Income Fund, Security Equity Fund and Security Ultra Fund

We have audited the accompanying statements of assets and liabilities, including the schedule of investments of Security Growth and Income Fund, Security Equity Fund (comprised of the Equity, Global, Total Return, Social Awareness, Value, Small Company, Enhanced Index, International and Select 25 Series) and Security Ultra Fund (the Funds) as of September 30, 1999, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. As to certain securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective entities/series constituting the Funds at September 30, 1999, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated above in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP


Kansas City, Missouri
November 12, 1999




                                       89
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










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













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

The Security Group                        Security Funds
of Mutual Funds                           Officers and Directors
------------------------------------      -----------------------
Security Growth and Income Fund           DIRECTORS
Security Equity Fund                      ---------
   * Equity Series
   * Global Series                        Donald A. Chubb, Jr.
   * Total Return Series                  John D. Cleland
   * Social Awareness Series              Penny A. Lumpkin
   * Value Series                         Mark L. Morris, Jr., D.V.M.
   * Small Company Series                 Maynard F. Oliverius
   * Enhanced Index Series                James R. Schmank
   * International Series
   * Select 25 Series                     OFFICERS
Security Ultra Fund                       --------
Security Income Fund
   * Corporate Bond Series                John D. Cleland, President
   * U.S. Government Series               James R. Schmank, Vice President
   * Limited Maturity Bond Series         Mark E. Young, Vice President
   * High Yield Series                    Steven M. Bowser, Vice President, Equity Fund
Security Municipal Bond Fund              Davis Eshnaur, Vice President, Equity Fund
Security Cash Fund                        Terry A. Milberger, Vice President, Equity Fund
                                          Michael A. Petersen, Vice President, Growth and Income Fund
                                          James P. Schier, Vice President, Equity Fund
                                          Cindy L. Shields, Vice President, Ultra and Equity Fund
                                          Jane A. Tedder, Vice President, Equity Fund
                                          Amy J. Lee, Secretary
                                          Christopher D. Swickard, Assistant Secretary
                                          Brenda M. Harwood, Treasurer

This report is submitted for the
general information of the
shareholders of the Funds. The report
is not authorized for distribution to
prospective investors in the Funds
unless preceded or accompanied by an
effective prospectus which contains
details concerning the sales charges
and other pertinent information.

--------------------------------------                      --------------------
                                                                 BULK RATE
[LOGO] SECURITY DISTRIBUTORS, INC.                           U.S. POSTAGE PAID
                                                               PERMIT NO. 941
--------------------------------------                          CHICAGO, IL
                                                            --------------------
700 SW Harrison St.
Topeka, KS 66636-0001



SDI 604 (R9-99)                                                      46-06040-00